Our Message to You

June 30, 2000

Dear Member:

Six months ago, in the LB Series Fund, Inc., Annual Report, we described an economic climate that was generally positive throughout the world. Yet, we were also wary of investment markets that had become increasingly unpredictable--reacting strongly to even the slightest sign of added strength or weakness in the underlying economic and corporate fundamentals.

Six months later, little has happened to change that climate. In the pages that follow, we review a market where performance has become increasingly concentrated in a few industries or sectors. You will read of continuing economic strength in the United States and in many countries around the world. And you'll also read of the Federal Reserve's persistence in attempting to slow the U.S. economy to a more sustainable pace.

These are still very rewarding times for investors in financial assets. We are particularly blessed in the United States to have a robust economy, stable political systems and efficient, accessible markets. Outside of the United States, tremendous growth potential awaits as Europe continues its move toward economic solidarity, and new economic freedoms begin to blossom in Russia and the former states of the Soviet Union. Countries of the Pacific Rim also continue to heal their economic wounds and move toward much-needed reforms while, closer to home, reforms in Latin America have added stability to parts of that region.

[PHOTO OMITTED: ROLF F. BJELLAND]

This seemingly unstoppable bull market, which has been largely uninterrupted since it began in October of 1990, has held no shortage of unpredictability. Indeed, there have been times in the last 10 years when the only predictable feature of the market was its ability to keep growing. Beyond that, the leading sectors, industries and companies of this bull run have been as unpredictable as ever. Add to this the sudden nature of its upturns and downturns, and you have a market that keeps investors' hearts pounding.

Yet, some investors show signs of becoming complacent, building strategies around the false assumption that the markets will always behave in the future the same way they do today. For some, there is also a mounting overconfidence brought about by "on-paper wealth" built over the last decade. This confidence leads some individuals to overspend, overborrow or make unwise investment "bets."

However, there is also a growing contingent of investors who are becoming more educated and informed about the markets and investments strategies. These folks endeavor not to find the one "hot" investment that will make them rich, but instead focus their attention on proven, consistent strategies that weather all market conditions. They don't avoid risk. Rather they take prudent risks, and take steps to make sure their investments compensate them for the risks they take, all while staying diversified and focusing on long-term performance and disciplined investing. I believe these are the investors who will help keep our markets growing, our economy strong, and who will personally benefit from these exciting times.

As we wrap up these final months of the second millennium and move into the next century, I'm excited by the opportunities ahead, and humbled by the trust you have placed in us. Thank you for being a part of the Lutheran Brotherhood family.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
LB Series Fund, Inc.


Economic Overview

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer

Economic growth showed signs of slowing in response to the Federal Reserve's ongoing efforts at monetary tightening during the six-month period ended June 30, 2000. After months of skyrocketing performance, technology stocks returned to earth in the spring. Indications of higher inflation and concerns over the extent of the Fed's interest rate increases added to volatility, muting performance in both the equity and fixed-income markets.

U.S. Economy

Early in the period, the "wealth effect" (a strong correlation between rising stock prices and consumer spending) showed that it can also work in reverse. As stock prices fell in March and April, and borrowing costs increased, consumer spending slowed, reflecting consumer impressions that their on-paper wealth is tenuous. However, as markets again trend upward, increased confidence could lead to accelerated consumer spending. Overall, we've seen some slowing in industrial production, though production within the technology industry is still very strong. Because growth in technological production now accounts for two-thirds of all industrial production growth, economic growth is quite sensitive to changes in this one industry.

The wild card regarding growth is fiscal stimulus. Continued projections of the Federal government's budget surplus increase the likelihood of additional government spending or tax cuts, which could stimulate the economy. This scenario is made even more likely in an election year, when promises of new programs and tax cuts are commonplace.

Working to restrain economic growth is a stronger dollar, which tends to reduce global demand for U.S. exports, and tighter lending by banks, which produces higher interest rates and slower movement of money throughout the economy.

Inflation & Monetary Policy

There are some early indications that the Federal Reserve's rate tightening is succeeding in slowing the economy, but it remains to be seen whether they have pre-empted inflation, particularly on the labor front. In all, six interest rate hikes in 14 months have increased the Federal Funds rate by 1.75%. However, long-term Treasury interest rates are down significantly year-to-date.

One of the principal sources of consumer price inflation has been oil prices, which have risen 180% in 18 months. Apart from energy, other commodity prices are now starting to trend down after rising for most of the past year. Nevertheless, there are indications that more manufacturers and retailers are pushing price increases through to consumers.

There are inconsistent signs in the labor market. Although unemployment claims are rising and employment numbers are declining, actual layoffs are at five-year lows. Some wage settlements have been significant, while others are very modest. There is still considerable labor market tightness. But upward pressure on wages has been offset by productivity gains, which have helped to stabilize unit costs.

Equity Performance

The Fed's interest rate increases have had significant repercussions in the stock market, and waning corporate profits have also become an issue. The market now recognizes that profits are necessary--even for technology companies. And with high stock valuations, investors are very sensitive to companies missing analysts' earnings projections by even the slightest amount.

Volatility, primarily within technology stocks, has dominated the market. The NASDAQ Composite Index had a 24.1% total return from January 1 to March 10, 2000. From March 10 to May 23, the NASDAQ then fell 37.3%, its largest ever peak-to-trough decline. Then, from May 23 to June 30, it gained 25.4%. Overall, for the six months ended June 30, 2000, the NASDAQ lost 2.5%. Throughout this period, the NASDAQ has experienced record volatility, registering daily gains or losses of 2% or more on 60% of its trading days. This underscores the risk of trying to time the market.

Among other indexes, the Dow Jones Industrial Average lost 8.5% through June 30, the S&P 500 lost 0.4%, the Wilshire 5000 is down 1.4%, and the Russell 2000 gained 3.1%. While these indexes have not been as volatile as the NASDAQ, they have also experienced significant fluctuations.

The flow of new money into the Nation's mutual funds indicates the impact of these major market shifts on investor expectations. In the first four months of 2000, almost $170 billion flowed into equity mutual funds, with $40 billion into tech funds alone. Fund flows slowed considerably in May amid the NASDAQ market meltdown.

Fixed Income Performance

Interest rates on 10- and 30-year Treasurys have fallen substantially, largely due to the reduction of debt at the U.S. Treasury. This has created a major change in the slope of the yield curve, with short-term rates up and long-term rates down significantly. While three-month Treasury Bill yields rose from 5.31% to 5.86% for the six months ending June 30, the yield on the 30-year Treasury bond declined from 6.48% to 5.90%. This represents a 1.13% inversion of the yield curve in just six months.

The U.S. Treasury Department's plan to buy back Treasury debt has created some market turmoil, as the bond market searches for new benchmarks. That and other factors have contributed to bond market illiquidity. The high-yield market has had some emerging credit concerns. Yields on new high-yield bonds are now at their highest levels since 1991. While equity funds throughout the U.S. have had large inflows, bond funds have seen net outflows, which has created further liquidity problems in the bond market. In this climate, the Lehman Brothers Aggregate Index of high-quality bonds gained 4.0% during the period, while the Lehman Brothers High Yield Index lost 1.2%.

Outlook

The Federal Reserve's Open Market Committee, which sets monetary policy, meets in August and October. It's rare for the Fed to raise interest rates in October of an election year, so attention is focused on the Fed's August meeting. Although there is increasing evidence that the economy is slowing and inflationary pressures are minimal, there remains a chance of an interest rate increase in August. This increase would address concerns regarding labor market tightness, heavy consumer spending and oil price increases working their way through the economy. After the Fed's meeting in August, concerns about Fed action will likely subside for the remainder of the year.

Political forecasts will also be factored into market prices both before and after the election. Issues with potential market ramifications include the social security debate and the potential tax cuts or government spending increases associated with the current Federal government budget surplus. Certain sectors of the market could fare quite differently under different election outcomes, though, in general terms, both major political parties have a vested interest in maintaining U.S. economic strength.

The bond markets will continue to be roiled by volatility as the Federal government's debt buy-back leaves them searching for benchmarks to replace the 30-year U.S. Treasury bond. Until then, prices and yields will be heavily influenced by the imbalance of supply and demand. On the whole, we see continued market volatility, but at lower levels than early in 2000.

[LOGO OMITTED: COMPASS WITH THE WORDS CHOICE, PROTECTION AND ACCUMULATION]


Opportunity Growth Portfolio Review

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the Opportunity Growth Portfolio and the Mid Cap Growth Portfolio. He has been with Lutheran Brotherhood since 1987.


The first half of 2000 marked a homecoming of sorts for the LB Series Fund, Inc., Opportunity Growth Portfolio. After 18 months under a subadvisory arrangement with T. Rowe Price Associates, Lutheran Brotherhood once again assumed management of the Portfolio, commencing on March 1, 2000. Overall, the Portfolio finished the six-month period with a 4.99% total return, outpacing its market benchmark, the small-company Russell 2000 Index, which returned 3.05%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      2.9%

Common Stocks             97.1%


Market Rotation Affects Performance

After experiencing impressive gains in 1999, small-capitalization stock performance varied widely during the first six months of 2000. As Y2K-related concerns subsided early in the year, technology growth stocks thrived, particularly in areas such as software, communication equipment and semiconductors. During this time, the Portfolio's holdings in biotechnology and pharmaceutical industries also experienced healthy growth, helping to fuel the Portfolio's 19.13% advance in February.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Tollgrade Communications, Inc.                                    1.1%

RSA Security, Inc.                                                1.0%

Techne Corp.                                                      0.9%

JDS Uniphase Corp.                                                0.8%

Priority Healthcare Corp., Class B                                0.8%

Advent Software, Inc.                                             0.8%

Forward Air Corp.                                                 0.8%

Documentum, Inc.                                                  0.8%

Abgenix, Inc.                                                     0.7%

Polycom, Inc.                                                     0.7%

These holdings represent 8.4% of the total investment portfolio.


In early March, however, many of the same growth stocks that set the pace earlier came under heavy selling pressure, which lasted through late May. Taking their cues from a series of short-term interest rate hikes, investors rotated out of growth stocks and into stocks of larger companies with better name recognition and more-established earnings histories. Although the Portfolio did experience declines during this time, it was able to gain competitive ground versus its peers, nonetheless--largely on the strength of our decision to systematically trim higher-risk positions earlier in the year.

Following the March 1 management transition, we made modest changes to the Portfolio's structure by selling some thinly traded issues, which had less liquidity than we desired. The increased cash resulting from these sales provided the Portfolio with added cushion when technology stocks began to falter. During the ensuing months, we made further adjustments by incrementally purchasing stocks whose prices had been beaten down, but whose fundamentals we still judged to be sound. Many of these holdings rebounded strongly in June, as confidence in small-company issues returned. During June, the Portfolio's holdings in technology and health care performed particularly well.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services           16.0%

Electronics                               14.3%

Communications Equipment                   6.3%

Services - Cyclical                        5.9%

Oil & Gas                                  5.1%

Health Care - Drugs & Pharmaceuticals      4.8%

Biotechnology                              3.9%

Electrical Equipment                       3.6%

Equipment - Semiconductors                 3.4%

Retail                                     3.0%

These industries represent 66.3% of the total investment portfolio.


Shift in Investor Focus

Recent months have brought about a marked change in the way investors approach stock selection. Momentum investing has been diminishing in importance, while more emphasis has been placed on the growth prospects of individual companies. Over the near-term, we do not expect this trend to change significantly. As investors sift through appropriate valuations in an uncertain monetary climate, continued volatility in the equity markets could result. This possibility underscores the need for investors to diversify their investments across a broad array of asset classes, including small-capitalization stocks.


Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts

Inception Date:          1/18/96

Total Net Assets
(in millions):           $492.2

Following the Portfolio's return to in-house management, we may continue to fine-tune its structure over the coming months, but we do not anticipate making any major changes in investment strategy. Many of the most critical changes to the Portfolio have already been made, including the implementation of a revised investment strategy, which we will continue to pursue. With a diverse and exciting foundation of assets to build upon, we believe the future of the Portfolio remains bright.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 1/31/96

                  Opportunity
Month End           Growth       Russell 2000       Consumer
  Date             Portfolio        Index         Price Index
------------------------------------------------------------------------
1/31/96            10,000          10,000          10,000
1/31/96            10,000          10,000          10,000
2/29/96            10,416          10,312          10,032
3/31/96            10,722          10,525          10,084
4/30/96            11,944          11,089          10,123
5/31/96            12,716          11,525          10,142
6/30/96            11,871          11,052          10,149
7/31/96            10,855          10,087          10,168
8/31/96            11,499          10,673          10,188
9/30/96            12,342          11,090          10,220
10/31/96           11,364          10,920          10,253
11/30/96           10,954          11,369          10,272
12/31/96           11,302          11,667          10,272
1/31/97            11,528          11,901          10,304
2/28/97            10,533          11,613          10,337
3/31/97             9,415          11,065          10,363
4/30/97             9,009          11,095          10,376
5/31/97            10,338          12,329          10,369
6/30/97            10,887          12,858          10,382
7/31/97            11,454          13,456          10,395
8/31/97            11,721          13,764          10,415
9/30/97            13,018          14,772          10,440
10/31/97           12,246          14,123          10,466
11/30/97           11,776          14,032          10,460
12/31/97           11,407          14,277          10,447
1/31/98            11,063          14,052          10,466
2/28/98            11,739          15,090          10,486
3/31/98            12,175          15,712          10,505
4/30/98            12,216          15,798          10,525
5/31/98            11,219          14,947          10,544
6/30/98            11,305          14,978          10,557
7/31/98            10,451          13,765          10,570
8/31/98             8,200          11,094          10,583
9/30/98             8,812          11,963          10,596
10/31/98            9,345          12,451          10,622
11/30/98            9,990          13,104          10,622
12/31/98           11,066          13,915          10,615
1/31/99            10,904          14,096          10,641
2/28/99             9,855          12,959          10,654
3/31/99            10,027          13,162          10,687
4/30/99            10,242          14,341          10,764
5/31/99            10,645          14,553          10,764
6/30/99            11,352          15,207          10,764
7/31/99            11,343          14,788          10,797
8/31/99            10,861          14,243          10,823
9/30/99            11,168          14,243          10,874
10/31/99           11,244          14,304          10,894
11/30/99           12,273          15,176          10,900
12/31/99           14,114          16,893          10,900
1/31/00            13,482          16,620          10,926
2/29/00            16,061          19,367          10,991
3/31/00            15,285          18,093          11,082
4/30/00            13,959          17,004          11,088
5/31/00            13,037          16,011          11,095
6/30/00           $14,818         $17,410         $11,101






INSET LEGEND READS:

Russell 2000
Index
$17,410

Opportunity
Growth
Portfolio
$14,818

Consumer
Price Index
$11,101

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/18/96                  10.54%
1 Year                   30.54%


Mid Cap Growth Portfolio Review

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the Mid Cap Growth Portfolio and the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Despite several months of volatile market conditions, medium-company stocks provided investors with the best returns of any asset class during the six-months ended June 30, 2000. Over this time, the LB Series Fund, Inc., Mid Cap Growth Portfolio returned 13.79%, outperforming its market benchmark, the S&P MidCap 400 Index, which finished with an 8.98% total return.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      8.1%

Common Stocks             91.9%


Technology Stocks Volatile

On the heels of 1999's record gains, we began the period with sizable exposure to companies in the software, biotechnology, communications equipment and semiconductor industries. After stagnating in January, these holdings performed admirably in February, helping the Portfolio advance in excess of 24% during that month alone. Investor sentiment underwent a rapid transition in March, however, resulting in a pullback in mid-capitalization stock valuations, and a widespread rotation into larger value stocks more closely tied to economic cycles.

We reacted swiftly by taking profits in many higher-risk technology holdings that had seen a significant run-up in values over the preceding year. By doing so, we were able to neutralize the Portfolio's weighting in this sector relative to its peer group and stave off potential losses. At the same time, we maintained our exposure to technology stocks that we believed were poised for a rebound, as well as positions in health care and capital goods stocks, which provided the Portfolio with a much-needed cushion against market turbulence.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
ADC Telecommunications, Inc.                                      1.5%

Veritas Software Corp.                                            1.1%

Siebel Systems, Inc.                                              0.9%

Altera Corp.                                                      0.9%

Convergys Corp.                                                   0.7%

Jabil Circuit, Inc.                                               0.7%

American Tower Corp., Class A                                     0.7%

EOG Resources, Inc.                                               0.7%

Rational Software Corp.                                           0.7%

BEA Systems, Inc.                                                 0.7%

These holdings represent 8.6% of the total investment portfolio.


June ushered in resurgence in stock valuations, as investors cheered the Federal Reserve's decision to leave short-term interest rates unchanged. Many of the Portfolio's holdings that had outperformed earlier in the year once again regained their momentum during this time. Strong performers included biotechnology companies such as Human Genome Sciences and Maxim Pharmaceuticals, semiconductor manufacturers PMC-Sierra, Lattice Semiconductor and Microchip Technology, as well as JDS Uniphase, a major producer of optical network equipment.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronics                               12.3%

Computers - Software & Services           11.6%

Communications Equipment                   6.9%

Oil & Gas                                  6.6%

Health Care - Drugs & Pharmaceuticals      4.8%

Services - Cyclical                        4.5%

Biotechnology                              3.7%

Services - Technology                      3.3%

Electrical Equipment                       3.2%

Retail                                     3.0%

These industries represent 59.9% of the of the total investment portfolio.


Further Volatility Possible

Although the potential exists for the U.S. economy to slow from its current pace once Federal Reserve's interest rate hikes are fully absorbed, we believe that conditions will nonetheless remain ripe for medium-company stock gains--particularly if the Federal Reserve proves successful in warding off inflation. Volatility could remain a factor, however, as investors await a clear direction on monetary policy, and the speculative excesses of 1999 wear off. Moreover, many companies need more time for earnings to catch up with stock valuations that remain high by historical standards.


Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.


[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts

Inception Date:          1/30/98

Total Net Assets
(in millions):           $474.9

Regardless of market conditions, we will continue to focus on companies with strong revenue and earnings growth, market leadership positions, and seasoned management teams. As always, we believe that the excellent growth potential and attractive risk/reward characteristics of mid-capitalization stocks make them an important component of a diversified portfolio.

[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 1/31/98

Month End              Mid Cap           S&P MidCap           Consumer
  Date            Growth Portfolio       400 Index          Price Index
----------------------------------------------------------------------
1/31/98               10,000               10,000               10,000
2/28/98               10,732               10,828               10,019
3/31/98               11,132               11,316               10,037
4/30/98               11,224               11,523               10,056
5/31/98               10,650               11,005               10,074
6/30/98               10,968               11,074               10,087
7/31/98               10,457               10,645               10,099
8/31/98                8,344                8,665               10,111
9/30/98                8,868                9,498               10,124
10/31/98               9,393               10,347               10,149
11/30/98              10,084               10,864               10,149
12/31/98              11,162               12,176               10,142
1/31/99               11,588               11,702               10,167
2/28/99               10,939               11,089               10,179
3/31/99               11,624               11,400               10,210
4/30/99               12,050               12,298               10,285
5/31/99               11,920               12,352               10,285
6/30/99               12,843               13,014               10,285
7/31/99               12,704               12,737               10,316
8/31/99               12,487               12,301               10,340
9/30/99               12,453               11,920               10,390
10/31/99              13,387               12,528               10,408
11/30/99              14,357               13,182               10,415
12/31/99              16,704               13,965               10,415
1/31/00               16,493               13,572               10,439
2/29/00               20,549               14,522               10,501
3/31/00               20,047               15,737               10,588
4/30/00               18,689               15,186               10,594
5/31/00               17,859               14,998               10,600
6/30/00              $19,007              $15,218              $10,606


INSET LEGEND READS:

Mid Cap Growth
Portfolio
$19,007

S&P MidCap
400 Index
$15,218

Consumer
Price Index
$10,606

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Mid Cap Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/30/98                  30.44%
1 Year                   47.99%


World Growth Portfolio Review

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of Rowe Price-Fleming International, investment subadviser of the World Growth Portfolio. He leads a team of 12 portfolio managers that has managed the Portfolio's assets since its inception in January 1996. David has worked in investment research and management for over 20 years, and has managed international portfolios with Rowe Price-Fleming since 1984.


Volatile conditions in several key regions of the world, coupled with concerns about the direction of U.S. interest rates, weighed down international returns during the six-month period ended June 30, 2000. During this time, the LB Series Fund, Inc., World Growth Portfolio returned -4.49%, slightly lower than the -3.95% total return of its market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      3.8%

Preferred Stocks           1.8%

Common Stocks &
Warrants                  94.4%

Sensitivity to U.S. Monetary Policy

Throughout the first half of 2000, international market trends generally mirrored developments in the United States. Worldwide, indiscriminate demand for technology growth stocks gave way to renewed interest in defensive, value-oriented issues. As the period progressed, the disparity in performance between growth and value stocks diminished significantly, and investors increasingly focused their attention on company fundamentals, irrespective of market sector.

The U.S. Federal Reserve's strategy of hiking short-term interest rates did not go unnoticed by international market participants, particularly in Latin America, where sensitivity to U.S. monetary policy was especially acute. Although stocks across this region generally trended lower, encouraging economic reports out of Brazil and Argentina triggered a late rally in June, while an upgrade in Mexico's credit rating buoyed prospects for investors in that region. We believe Latin American markets hold significant potential and, as such, we continue to slightly overweight this region relative to our market benchmark.


[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                          % Of Portfolio
------------------------------------------------------------------------
Japan                                                              19.9%

United Kingdom                                                     18.3%

France                                                             12.4%

Netherlands                                                         6.6%

Italy                                                               5.8%

Germany                                                             4.8%

Switzerland                                                         4.4%

Hong Kong                                                           3.6%

Sweden                                                              3.1%

Spain                                                               3.1%

These countries represent 82.0% of the total investment portfolio.


The Japanese economy remained weak in the wake of 1999's disappointing fourth quarter, and stocks there finished lower, justifying our decision to underweight the country relative to the EAFE Index. Across other parts of the Pacific Rim, economic recovery was well underway, though financial markets remained volatile. While the mid-period downturn in technology stocks generally hurt the Portfolio's holdings in Asia, we were able to offset these price declines somewhat by minimizing our exposure to weak financial stocks in this region.



[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

                                                                     % of
Top 10 Holdings                     Country                        Portfolio
----------------------------------------------------------------------------
Nokia Oyj                           Finland                           2.9%

Vodafone AirTouch plc               United Kingdom                    2.7%

Glaxo Wellcome                      United Kingdom                    1.9%

Total 'B'                           France                            1.6%

Vivendi                             France                            1.5%

Shell Transport & Trading Co.       United Kingdom                    1.5%

Royal Bank of Scotland Group plc    United Kingdom                    1.5%

Nippon Telegraph & Telecom Corp.    Japan                             1.5%

Canon                               Japan                             1.5%

Societe Television Francaise 1      France                            1.4%

These holdings represent 18.0% of the total investment portfolio.


Market volatility also accelerated across Europe during the period, as investors began to reassess growth stock valuations, leading to a widespread sell-off in technology issues. Equity returns were also hurt by continued weakness in the common European currency, the euro. The euro reached new lows relative to the U.S. dollar midway through May before rising six percent in June. The Portfolio's strongest returns in Europe came from Sweden, Finland and France, largely on the enduring strength of several key telecommunications stocks, including Ericsson, Nokia and France Telecom.


World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:          1/18/96

Total Net Assets
(in millions):           $599.5

Technology Remains Important

Over the coming months, we expect the renewed focus on company fundamentals that developed late in the period to continue playing an important role in stock selection. Against an uncertain monetary backdrop, however, further market volatility cannot be ruled out. In Europe, we expect accelerating deregulation, consolidation and restructuring to be catalysts for corporate earnings growth, while in Latin America and Asia, returns will be closely tied to continued political and economic reforms, along with a willingness to alter traditional methods of conducting business.

Regardless of location, the extent to which businesses succeed will, in many cases, depend on their ability to integrate new technologies into their daily operations. Firms that cannot make this critical transition run the risk of being rendered uncompetitive. As such, we will continue to invest in a diverse mix of companies with leading industry positions, solid fundamentals and the ability to effectively leverage technology.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 1/31/96

                                       Morgan Stanley
                                          Capital
Month End           World Growth       International       Consumer Price
  Date               Portfolio           EAFE Index             Index
------------------------------------------------------------------------
1/31/96               10,000               10,000               10,000
2/29/96               9,974               10,036                10,032
3/31/96               10,098               10,252               10,084
4/30/96               10,355               10,552               10,123
5/31/96               10,336               10,360               10,142
6/30/96               10,468               10,421               10,149
7/31/96               10,137               10,119               10,168
8/31/96               10,290               10,143               10,188
9/30/96               10,534               10,415               10,220
10/31/96              10,481               10,311               10,253
11/30/96              10,965               10,723               10,272
12/31/96              11,025               10,588               10,272
1/31/97               10,871               10,220               10,304
2/28/97               10,983               10,389               10,337
3/31/97               10,967               10,430               10,363
4/30/97               11,035               10,487               10,376
5/31/97               11,738               11,172               10,369
6/30/97               12,239               11,791               10,382
7/31/97               12,568               11,985               10,395
8/31/97               11,433               11,092               10,415
9/30/97               12,195               11,715               10,440
10/31/97              11,306               10,816               10,466
11/30/97              11,276               10,708               10,460
12/31/97              11,335               10,805               10,447
1/31/98               11,737               11,302               10,466
2/28/98               12,423               12,030               10,486
3/31/98               12,851               12,402               10,505
4/30/98               12,952               12,503               10,525
5/31/98               12,928               12,445               10,544
6/30/98               12,924               12,542               10,557
7/31/98               13,082               12,673               10,570
8/31/98               11,483               11,105               10,583
9/30/98               11,226               10,768               10,596
10/31/98              12,223               11,893               10,622
11/30/98              12,781               12,505               10,622
12/31/98              13,233               13,002               10,615
1/31/99               13,102               12,967               10,641
2/28/99               12,870               12,661               10,654
3/31/99               13,391               13,192               10,687
4/30/99               13,887               13,731               10,764
5/31/99               13,256               13,026               10,764
6/30/99               13,762               13,537               10,764
7/31/99               14,022               13,942               10,797
8/31/99               14,177               13,996               10,823
9/30/99               14,259               14,141               10,874
10/31/99              14,729               14,674               10,894
11/30/99              15,758               15,187               10,900
12/31/99              17,749               16,554               10,900
1/31/00               16,652               15,505               10,926
2/29/00               17,555               15,925               10,991
3/31/00               17,741               16,546               11,082
4/30/00               16,752               15,679               11,088
5/31/00               16,153               15,299               11,095
6/30/00              $16,952              $15,901              $11,101


INSET LEGEND READS:

World Growth
Portfolio
$16,952

Morgan Stanley
Capital
International
EAFE Index
$15,901

Consumer Price
Index
$11,101

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

World
Growth Portfolio

Annualized Total Returns*
-------------------------------
Since inception
1/18/96                  12.61%
1 Year                   23.18%


Growth Portfolio Review

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994 and has managed securities at Lutheran Brotherhood since 1984.


Strong stock selection was key to the performance of the LB Series Fund, Inc., Growth Portfolio during the six-month period ending June 30, 2000--particularly in the wake of a sector rotation which significantly heightened volatility. Overall, the Portfolio finished the reporting period with a 5.91% total return, outpacing its market benchmark, the large-company S&P 500 Index, which returned -0.42% during this time.

Stock Selection Key

Investor sentiment fluctuated widely during the first half of the year, creating a particularly difficult environment for growth stocks. Portfolio gains were largely generated in the months of February and June, flanking a three-month time span during which many growth stocks languished. Although many companies' balance sheets were little changed during these three months, stock prices came under pressure, nonetheless, largely on fears that valuations had pulled ahead of corporate earnings.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Short-Term Securities      6.1%

Common Stocks             93.9%


Throughout the entire six-month period, we maintained the Portfolio's overweighting in technology stocks relative to our peer group. As technology issues began falling out of favor in March, however, we fine-tuned this approach by reducing our exposure to content- and consumer-driven Internet holdings such as NBC Internet, Inc. and Amazon.com, which had seen their values peak. Concurrently, we increased positions in more conservative technology stocks tied to data networking and the manufacture of communications equipment. Many of these more-established holdings outperformed as investors became increasingly selective later in the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                     % of Portfolio
------------------------------------------------------------------

Cisco Systems, Inc.                                           2.8%

Intel Corp.                                                   2.5%

Pfizer, Inc.                                                  2.0%

General Electric Co.                                          2.0%

Microsoft Corp.                                               2.0%

EMC Corp.                                                     1.8%

Citigroup, Inc.                                               1.6%

Sun Microsystems, Inc.                                        1.3%

Oracle Corp.                                                  1.3%

JDS Uniphase Corp.                                            1.2%

These holdings represent 18.5% of the total investment portfolio.


While our primary focus remained centered on technology issues, we also added value by keeping the Portfolio's assets diversified across a wide spectrum of industries. As a result, strong performances came not only from telecommunications companies such as Cienna, ADC Telecommunications and Scientific Atlanta, but also from health care providers like Oxford Health Plans and United HealthCare, and pharmaceutical manufacturers like Pharmacia Corp. and Eli Lilly. We were able to further bolster returns by consistently underweighting retail stocks, which generally underperformed during the period.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries
----------------------------------------------------------------------
Electronics                                                      10.3%

Computers - Software & Services                                   9.6%

Communications Equipment                                          7.4%

Health Care - Drugs & Pharmaceuticals                             5.6%

Telephone & Telecommunications                                    4.8%

Computers - Hardware                                              4.3%

Electrical Equipment                                              4.0%

Oil & Gas                                                         3.9%

Retail                                                            3.8%

Financial - Diversified                                           3.7%

These industries represent 57.4% of the total investment portfolio.


Looking for a Soft Landing

We believe the Federal Reserve is nearing the end of its current tightening cycle, given the moderating tone of recent labor reports. An end to short-term rate hikes could, in turn, help curb volatility in the equity markets and position investors for further gains. To what extent growth stocks can generate healthy returns over the coming year will likely depend on the Federal Reserve's ability to orchestrate a "soft landing," whereby economic growth decelerates and inflation is averted, without throwing the economy into a tailspin.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:          1/9/87

Total Net Assets
(in millions):          $5,240.4


In light of recent conditions, we expect investors to become increasingly prudent in their investment decisions over the coming months, which should intensify the focus on both company fundamentals and earnings growth potential. Despite the recent pullback in stock valuations, we believe there is still growth ahead for innovative companies with technical prowess, strong management teams and sound business plans. As a result, we will continue to focus our investments in high-growth areas of the economy that offer the best potential for long-term gains.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 6/30/90

Month End                                  S&P 500             Consumer
  Date           Growth Portfolio           Index             Price Index
---------------------------------------------------------------------------
6/30/90               10,000               10,000               10,000
7/31/90                9,798                9,975               10,038
8/31/90                8,988                9,064               10,131
9/30/90                8,419                8,625               10,216
10/31/90               8,402                8,597               10,277
11/30/90               8,920                9,142               10,300
12/31/90               9,159                9,398               10,300
1/31/91                9,749                9,817               10,362
2/28/91               10,466               10,501               10,377
3/31/91               10,742               10,760               10,393
4/30/91               10,742               10,795               10,408
5/31/91               11,318               11,245               10,439
6/30/91               10,744               10,735               10,470
7/31/91               11,331               11,249               10,485
8/31/91               11,737               11,502               10,516
9/30/91               11,634               11,310               10,562
10/31/91              11,895               11,477               10,577
11/30/91              11,495               11,000               10,608
12/31/91              12,946               12,259               10,616
1/31/92               12,920               12,044               10,631
2/29/92               13,044               12,185               10,670
3/31/92               12,722               11,948               10,724
4/30/92               12,770               12,314               10,739
5/31/92               12,877               12,356               10,754
6/30/92               12,589               12,175               10,793
7/31/92               13,008               12,688               10,816
8/31/92               12,736               12,415               10,847
9/30/92               12,911               12,560               10,878
10/31/92              13,244               12,618               10,916
11/30/92              13,910               13,029               10,932
12/31/92              13,999               13,193               10,924
1/31/93               14,241               13,315               10,978
2/28/93               14,203               13,482               11,016
3/31/93               14,598               13,767               11,055
4/30/93               14,331               13,450               11,085
5/31/93               14,700               13,787               11,101
6/30/93               14,714               13,833               11,116
7/31/93               14,673               13,792               11,116
8/31/93               15,212               14,301               11,147
9/30/93               15,352               14,191               11,170
10/31/93              15,487               14,499               11,216
11/30/93              15,071               14,346               11,224
12/31/93              15,413               14,525               11,224
1/31/94               15,898               15,029               11,255
2/28/94               15,468               14,607               11,293
3/31/94               14,717               13,973               11,332
4/30/94               14,697               14,164               11,347
5/31/94               14,716               14,372               11,355
6/30/94               14,214               14,020               11,393
7/31/94               14,553               14,496               11,424
8/31/94               15,215               15,080               11,470
9/30/94               14,969               14,709               11,501
10/31/94              15,180               15,052               11,509
11/30/94              14,583               14,493               11,524
12/31/94              14,695               14,706               11,524
1/31/95               15,018               15,099               11,570
2/28/95               15,610               15,676               11,617
3/31/95               16,054               16,144               11,655
4/30/95               16,519               16,627               11,694
5/31/95               17,030               17,267               11,717
6/30/95               17,775               17,670               11,740
7/31/95               18,727               18,269               11,740
8/31/95               18,785               18,305               11,771
9/30/95               19,372               19,076               11,794
10/31/95              19,426               19,020               11,832
11/30/95              20,137               19,840               11,825
12/31/95              20,171               20,223               11,817
1/31/96               20,660               20,925               11,886
2/29/96               21,091               21,105               11,925
3/31/96               21,164               21,312               11,986
4/30/96               21,921               21,636               12,032
5/31/96               22,404               22,170               12,055
6/30/96               22,112               22,256               12,063
7/31/96               21,160               21,282               12,086
8/31/96               21,992               21,724               12,109
9/30/96               23,329               22,943               12,148
10/31/96              23,728               23,590               12,186
11/30/96              25,236               25,364               12,209
12/31/96              24,692               24,862               12,209
1/31/97               26,324               26,430               12,248
2/28/97               25,993               26,623               12,286
3/31/97               24,769               25,527               12,317
4/30/97               25,921               27,061               12,333
5/31/97               27,758               28,687               12,325
6/30/97               28,939               29,975               12,340
7/31/97               31,501               32,361               12,356
8/31/97               30,249               30,542               12,379
9/30/97               31,923               32,225               12,410
10/31/97              30,861               31,162               12,440
11/30/97              31,696               32,592               12,433
12/31/97              32,143               33,153               12,417
1/31/98               32,368               33,534               12,440
2/28/98               34,651               35,938               12,463
3/31/98               36,399               37,782               12,487
4/30/98               37,025               38,167               12,510
5/31/98               36,129               37,488               12,533
6/30/98               37,513               39,014               12,548
7/31/98               37,103               38,608               12,564
8/31/98               30,833               33,021               12,579
9/30/98               33,167               35,128               12,594
10/31/98              35,758               38,005               12,625
11/30/98              38,087               40,301               12,625
12/31/98              41,264               42,626               12,617
1/31/99               43,860               44,408               12,648
2/28/99               42,033               43,027               12,664
3/31/99               44,697               44,748               12,702
4/30/99               46,217               46,493               12,795
5/31/99               45,280               45,396               12,795
6/30/99               48,546               47,915               12,795
7/31/99               47,107               46,421               12,833
8/31/99               47,028               46,190               12,864
9/30/99               47,208               44,925               12,925
10/31/99              50,509               47,769               12,948
11/30/99              53,677               48,743               12,956
12/31/99              59,259               51,614               12,956
1/31/00               57,201               49,023               12,987
2/29/00               61,698               48,096               13,064
3/31/00               65,147               52,800               13,172
4/30/00               61,752               51,211               13,179
5/31/00               58,770               50,161               13,187
6/30/00              $62,762              $51,400              $13,195


INSET LEGEND READS:

Growth
Portfolio
$62,762

S&P 500
Index
$51,400

Consumer
Price Index
$13,195

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
-------------------------------
10 Years                 20.14%
5 Years                  28.66%
1 Year                   29.28%


High Yield Portfolio Review

[PHOTO OMITTED: THOMAS N. HAAG]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

High-yield bond prices were heavily influenced by trends in the neighboring equity markets during the six months ended June 30, 2000, with generally weak performance preceding a recovery late in the period. Overall, the LB Series Fund, Inc., High Yield Portfolio finished the six-month period with a -2.42% total return, while its market benchmark, the Lehman Brothers High Yield Index, returned -1.21% during this time.

High-Yield Bonds Track Equities

Throughout the first half of the year, corporate bond investors looked to developments in the U.S. stock markets for guidance. In particular, high-yield bond prices shadowed movements in the technology-heavy NASDAQ Index, which fell well off last year's record pace. After flying high in 1999 and early 2000, technology growth stocks quickly fell out of favor in early March, leading to a subsequent decline in the prices of corporate bonds, as well-particularly those issued by high-growth companies. Because the Portfolio is heavily invested in the rapidly growing media and telecommunications industries, it generally underperformed during this time. Industrywide, a slight uptick in the number of distressed high-yield bonds, coupled with a robust market for U.S. Treasury bonds, further dampened demand and returns in the high-yield market.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Short-Term Securities               4.5%

Preferred Stocks-Convertible        1.8%

Corporate Bonds                    80.2%

Preferred Stocks-Non-Convertible    9.0%

Common Stocks & Stock Warrants      4.5%


As we have done successfully in the past, we responded by adding positions in higher-rated corporate bonds to shore up the Portfolio's credit quality, while simultaneously maintaining our overweighting in media and telecommunications issues. In doing so, we sought to cushion the Portfolio without sacrificing yield potential in the process. This strategy proved beneficial in June, when high-yield bonds rallied in response to the Federal Reserve's decision to leave short-term interest rates unchanged. We expect the Portfolio's media and telecommunications holdings to provide further momentum when equity markets eventually stabilize.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                              % of Portfolio
----------------------------------------------------------------------
Intermedia Communications, Inc.                             1.5%

Nextel Communications, Inc.                                 1.3%

CSC Holdings, Inc.                                          1.0%

IntelCom Group (U.S.A.), Inc.                               1.0%

Dobson Communications Corp.                                 0.9%

TNP Enterprises, Inc.                                       0.9%

Wam!Net, Inc.                                               0.9%

Callahan Nordrhein-Westfalen                                0.9%

WinStar Communications, Inc.                                0.9%

Charter Communication Holdings, Inc.                        0.9%

These holdings represent 10.2% of the fund's total investment portfolio.


Current Yields Important

Like other fixed-income investments, high-yield bonds have been overshadowed by the immense popularity of equity investments in recent years, contributing to steady downward pressure on prices. It is worth noting, however, that the Portfolio's performance is reinforced by the fact that a vast majority of its total return comes in the form of reinvested interest income, not simply capital appreciation. In addition, because current yields still remain high from a historical perspective, we anticipate those yields will help offset weaker market prices for the foreseeable future. While we expect performance to be driven more by yields than price appreciation for the foreseeable future, we also know overall conditions in the fixed-income and equity markets play a key role.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Telecommunications - Wireline                                    17.0%

Broadcasting & Media                                             11.8%

Telecommunications - Wireless                                    11.2%

Telecommunications - Data/Internet                                6.3%

Utilities                                                         3.8%

Packaging & Containers                                            2.6%

Machinery & Equipment                                             2.5%

Technology - Hardware                                             1.8%

Food & Beverage                                                   1.7%

Health Care Services                                              1.6%

These industries represent 60.3% of the total investment portfolio.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa         0.0%

Aa          0.0%

A           0.4%

Baa         1.7%

Ba         13.6%

B          56.9%

Caa        19.2%

Ca          0.8%

C           0.0%

D           0.4%

NR          7.0%


High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***


[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:          11/2/87

Total Net Assets
(in millions):          $1,462.8


As growth in the media and telecommunications sectors continues, we will maintain our strategy of emphasizing these types of credits in the Portfolio, though we will modify this approach as conditions warrant. Although media and telecommunications bonds can result in short-run volatility, they also provide an excellent source of long-term growth potential. Over the near-term, we expect the current spread in yields between high-yield bonds and U.S. Treasury bonds to remain wide, affording investors a unique opportunity to capture high levels of current income.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 6/30/90

                                      Lehman Brothers
Month End           High Yield           High Yield        Consumer Price
  Date               Portfolio             Index                Index
--------------------------------------------------------------------------
6/30/90               10,000               10,000               10,000
7/31/90               10,173               10,269               10,038
8/31/90                9,850                9,685               10,131
9/30/90                9,462                8,978               10,216
10/31/90               9,170                8,506               10,277
11/30/90               9,327                8,772               10,300
12/31/90               9,468                8,821               10,300
1/31/91                9,565                9,063               10,362
2/28/91               10,197               10,055               10,377
3/31/91               10,641               10,647               10,393
4/30/91               11,003               11,084               10,408
5/31/91               11,125               11,104               10,439
6/30/91               11,424               11,432               10,470
7/31/91               11,727               11,798               10,485
8/31/91               11,916               12,070               10,516
9/30/91               12,114               12,237               10,562
10/31/91              12,546               12,646               10,577
11/30/91              12,737               12,712               10,608
12/31/91              12,812               12,895               10,616
1/31/92               13,339               13,349               10,631
2/29/92               13,712               13,679               10,670
3/31/92               13,951               13,848               10,724
4/30/92               14,077               13,901               10,739
5/31/92               14,316               14,097               10,754
6/30/92               14,401               14,229               10,793
7/31/92               14,694               14,444               10,816
8/31/92               14,909               14,633               10,847
9/30/92               15,083               14,783               10,878
10/31/92              14,786               14,574               10,916
11/30/92              15,060               14,758               10,932
12/31/92              15,385               14,926               10,924
1/31/93               16,004               15,360               10,978
2/28/93               16,264               15,631               11,016
3/31/93               16,616               15,832               11,055
4/30/93               16,716               15,970               11,085
5/31/93               17,013               16,160               11,101
6/30/93               17,590               16,500               11,116
7/31/93               17,764               16,660               11,116
8/31/93               17,907               16,800               11,147
9/30/93               17,907               16,843               11,170
10/31/93              18,516               17,183               11,216
11/30/93              18,591               17,266               11,224
12/31/93              18,909               17,480               11,224
1/31/94               19,494               17,859               11,255
2/28/94               19,424               17,813               11,293
3/31/94               18,686               17,140               11,332
4/30/94               18,446               17,023               11,347
5/31/94               18,540               17,032               11,355
6/30/94               18,618               17,084               11,393
7/31/94               18,482               17,230               11,424
8/31/94               18,625               17,352               11,470
9/30/94               18,529               17,354               11,501
10/31/94              18,583               17,395               11,509
11/30/94              18,185               17,176               11,524
12/31/94              18,078               17,303               11,524
1/31/95               18,137               17,539               11,570
2/28/95               18,845               18,140               11,617
3/31/95               19,033               18,336               11,655
4/30/95               19,501               18,802               11,694
5/31/95               19,917               19,328               11,717
6/30/95               20,013               19,458               11,740
7/31/95               20,648               19,703               11,740
8/31/95               20,736               19,764               11,771
9/30/95               20,932               20,007               11,794
10/31/95              21,031               20,131               11,832
11/30/95              21,276               20,308               11,825
12/31/95              21,621               20,627               11,817
1/31/96               22,125               20,990               11,886
2/29/96               22,684               21,007               11,925
3/31/96               22,470               20,992               11,986
4/30/96               22,621               21,038               12,032
5/31/96               22,874               21,165               12,055
6/30/96               22,691               21,340               12,063
7/31/96               22,530               21,438               12,086
8/31/96               22,892               21,670               12,109
9/30/96               23,675               22,192               12,148
10/31/96              23,609               22,363               12,186
11/30/96              23,854               22,804               12,209
12/31/96              24,118               22,968               12,209
1/31/97               24,408               23,193               12,248
2/28/97               24,765               23,557               12,286
3/31/97               23,975               23,206               12,317
4/30/97               23,979               23,450               12,333
5/31/97               24,898               23,952               12,325
6/30/97               25,612               24,284               12,340
7/31/97               26,492               24,952               12,356
8/31/97               26,579               24,895               12,379
9/30/97               27,406               25,388               12,410
10/31/97              27,163               25,411               12,440
11/30/97              27,250               25,655               12,433
12/31/97              27,518               25,880               12,417
1/31/98               28,099               26,346               12,440
2/28/98               28,492               26,502               12,463
3/31/98               28,866               26,751               12,487
4/30/98               28,755               26,855               12,510
5/31/98               28,654               26,949               12,533
6/30/98               28,795               27,046               12,548
7/31/98               28,971               27,200               12,564
8/31/98               26,633               25,699               12,579
9/30/98               26,238               25,814               12,594
10/31/98              25,688               25,285               12,625
11/30/98              26,963               26,335               12,625
12/31/98              27,105               26,364               12,617
1/31/99               27,700               26,754               12,648
2/28/99               27,486               26,596               12,664
3/31/99               27,992               26,849               12,702
4/30/99               29,108               27,369               12,795
5/31/99               28,652               27,000               12,795
6/30/99               28,954               26,943               12,795
7/31/99               29,034               27,051               12,833
8/31/99               28,754               26,751               12,864
9/30/99               28,541               26,558               12,925
10/31/99              28,465               26,383               12,948
11/30/99              29,107               26,694               12,956
12/31/99              29,956               26,993               12,956
1/31/00               30,123               26,877               12,987
2/29/00               30,908               26,928               13,064
3/31/00               30,302               26,363               13,172
4/30/00               29,625               26,405               13,179
5/31/00               28,822               26,133               13,187
6/30/00              $29,229              $26,666              $13,195


INSET LEGEND READS:

High Yield
Portfolio
$29,229

Lehman Brothers
High Yield
Index
$26,666

Consumer Price
Index
$13,195

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

High Yield Portfolio,
Annualized Total Returns*
------------------------------
10 Years                11.31%
5 Years                  7.86%
1 Year                   0.95%


Income Portfolio Review

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983.

The six-month period ended June 30, 2000, was marked by two distinct intervals, during which U.S. Treasury bonds and investment-grade corporate bonds flourished independently of each other. During this time, the LB Series Fund, Inc. Income Portfolio generated a 3.43% total return, while its market benchmark, the Lehman Brothers Aggregate Index, returned 3.99%.

Treasuries Outperform Early

Due to ballooning Federal budget surpluses and the resulting effort by the U.S. Treasury to buy back its longer-dated debt, Treasury bonds rallied sharply in the first quarter of 2000, while demand for bonds issued by corporations generally lagged. Rather than trim our exposure to corporate issues, however, we continued to add them to the Portfolio as their valuations became more attractive. This strategy proved beneficial during the second quarter, as corporate bonds bounced back in response to a broad recovery in the equity markets. At the same time, Treasury bonds failed to provide the same level of returns that they had earlier in the year. By focusing our buying attention on Treasury bonds at the shorter end of the maturity curve and high-quality corporate bonds at the longer end of the curve, we took advantage of the positive bounce in corporate issues.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Preferred Stocks                  0.6%

Common Stocks                     0.3%

Corporate Bonds                  43.5%

Short-Term Securities            15.7%

U.S. Government                  12.9%

Mortgage-Backed Securities       12.7%

Asset-Backed Securities           8.0%

Foreign Government Bonds          3.2%

U.S. Government Agency            3.1%



[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY TYPE % OF PORTFOLIO]

                                                                              % of
Top 10 Holdings                                    Security Type            Portfolio
-------------------------------------------------------------------------------------
Federal National Mortgage Association (June 2030)  Mortgage-Backed             5.6%

Government National Mortgage Association
(July 2030)                                        Mortgage-Backed             5.6%

U.S. Treasury Bonds (November 2022)                U.S. Government             3.9%

U.S. Treasury Bonds (August 2023)                  U.S. Government             3.2%

Federal National Mortgage Association
(January 2010)                                     U.S. Government Agency      2.1%

U.S. Treasury Bonds (November 2016)                U.S. Government             2.0%

U.S. Treasury Notes (August 2009)                  U.S. Government             1.8%

Morgan Stanley Dean Witter Capital I Trust         Mortgage-Backed             1.6%

World Financial Network Credit Card Master Trust   Asset-Backed                1.3%

Heller Financial Commercial Mortgage Corp.         Asset-Backed                1.1%

These bond holdings represent 28.2% of the total investment portfolio.



Investment-grade bond prices were further influenced by a unique phenomenon known as the "inverted yield curve." An inverted yield curve is an infrequent event whereby longer-maturity bonds offer lower yields than those with shorter maturities; under most circumstances, exactly the opposite is true. Due to the inverse correlation between yields and prices, longer-dated bonds had much greater price performance than shorter-term bonds in this environment.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa               44.2%

Aa                 9.0%

A                 14.9%

Baa               21.0%

Ba                 6.5%

B                  3.7%

Caa                0.2%

Ca                 0.0%

C                  0.0%

D                  0.0%

NR                 0.5%


Consequently, we maintained the Portfolio's moderate-to-long duration throughout the reporting period, which helped offset the effects of volatility in the corporate bond markets.

Budget Surpluses Remain Key

We expect the Federal government's response to large budget surpluses to continue playing a major role in the performance of investment-grade bonds, particularly Treasury bonds, over the coming months. If the government continues to buy back large blocks of outstanding debt, Treasury prices should trend upward as their supply diminishes. Meanwhile, the direction of corporate bond prices will likely hinge on Federal Reserve policy. A modest slowdown in economic growth rates would be welcomed by most market participants, as it would lessen the chances of further hikes in short-term interest rates.

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:          1/9/87

Total Net Assets
(in millions):          $1,040.7


Over the second half of the year, we anticipate adding slightly lower-rated corporate bonds to our current mix of investments, due not only to the higher yields they typically generate, but also to their excellent long-term return potential. Additionally, we intend to keep the Portfolio's duration moderately long until the present yield environment begins to normalize. We believe this approach will keep investors in the Portfolio well-positioned through the second half of the year.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2000

Growth of $10,000 Invested Since 6/30/90

                                       Lehman Brothers
Month End             Income              Aggregate             Consumer
  Date               Portfolio            Bond Index          Price Index
---------------------------------------------------------------------------
6/30/90               10,000               10,000               10,000
7/31/90               10,122               10,138               10,038
8/31/90                9,958               10,002               10,131
9/30/90                9,895               10,085               10,216
10/31/90               9,989               10,213               10,277
11/30/90              10,223               10,433               10,300
12/31/90              10,390               10,596               10,300
1/31/91               10,527               10,727               10,362
2/28/91               10,766               10,818               10,377
3/31/91               10,896               10,893               10,393
4/30/91               11,052               11,010               10,408
5/31/91               11,181               11,074               10,439
6/30/91               11,197               11,069               10,470
7/31/91               11,344               11,223               10,485
8/31/91               11,605               11,465               10,516
9/30/91               11,856               11,698               10,562
10/31/91              11,985               11,828               10,577
11/30/91              12,068               11,936               10,608
12/31/91              12,443               12,291               10,616
1/31/92               12,397               12,124               10,631
2/29/92               12,479               12,203               10,670
3/31/92               12,487               12,134               10,724
4/30/92               12,530               12,222               10,739
5/31/92               12,770               12,453               10,754
6/30/92               12,947               12,624               10,793
7/31/92               13,248               12,882               10,816
8/31/92               13,379               13,012               10,847
9/30/92               13,538               13,167               10,878
10/31/92              13,320               12,992               10,916
11/30/92              13,372               12,994               10,932
12/31/92              13,591               13,201               10,924
1/31/93               13,874               13,454               10,978
2/28/93               14,165               13,690               11,016
3/31/93               14,248               13,747               11,055
4/30/93               14,354               13,844               11,085
5/31/93               14,379               13,862               11,101
6/30/93               14,676               14,113               11,116
7/31/93               14,807               14,193               11,116
8/31/93               15,074               14,441               11,147
9/30/93               15,120               14,480               11,170
10/31/93              15,255               14,534               11,216
11/30/93              15,091               14,410               11,224
12/31/93              15,176               14,488               11,224
1/31/94               15,401               14,684               11,255
2/28/94               15,067               14,428               11,293
3/31/94               14,571               14,072               11,332
4/30/94               14,415               13,959               11,347
5/31/94               14,442               13,958               11,355
6/30/94               14,336               13,927               11,393
7/31/94               14,646               14,204               11,424
8/31/94               14,683               14,221               11,470
9/30/94               14,425               14,012               11,501
10/31/94              14,372               14,000               11,509
11/30/94              14,375               13,969               11,524
12/31/94              14,466               14,065               11,524
1/31/95               14,728               14,344               11,570
2/28/95               15,065               14,685               11,617
3/31/95               15,150               14,775               11,655
4/30/95               15,409               14,982               11,694
5/31/95               16,077               15,561               11,717
6/30/95               16,209               15,675               11,740
7/31/95               16,116               15,641               11,740
8/31/95               16,318               15,830               11,771
9/30/95               16,475               15,983               11,794
10/31/95              16,729               16,191               11,832
11/30/95              16,989               16,434               11,825
12/31/95              17,265               16,664               11,817
1/31/96               17,364               16,774               11,886
2/29/96               16,999               16,482               11,925
3/31/96               16,831               16,367               11,986
4/30/96               16,727               16,275               12,032
5/31/96               16,716               16,243               12,055
6/30/96               16,924               16,460               12,063
7/31/96               16,959               16,505               12,086
8/31/96               16,896               16,477               12,109
9/30/96               17,226               16,763               12,148
10/31/96              17,626               17,136               12,186
11/30/96              17,990               17,429               12,209
12/31/96              17,825               17,266               12,209
1/31/97               17,881               17,320               12,248
2/28/97               17,966               17,363               12,286
3/31/97               17,701               17,171               12,317
4/30/97               17,909               17,428               12,333
5/31/97               18,097               17,594               12,325
6/30/97               18,358               17,803               12,340
7/31/97               18,901               18,284               12,356
8/31/97               18,701               18,128               12,379
9/30/97               19,002               18,397               12,410
10/31/97              19,154               18,663               12,440
11/30/97              19,240               18,749               12,433
12/31/97              19,385               18,939               12,417
1/31/98               19,646               19,181               12,440
2/28/98               19,678               19,166               12,463
3/31/98               19,792               19,231               12,487
4/30/98               19,902               19,331               12,510
5/31/98               20,075               19,514               12,533
6/30/98               20,264               19,680               12,548
7/31/98               20,295               19,722               12,564
8/31/98               20,433               20,043               12,579
9/30/98               21,003               20,512               12,594
10/31/98              20,881               20,403               12,625
11/30/98              21,127               20,520               12,625
12/31/98              21,204               20,581               12,617
1/31/99               21,407               20,727               12,648
2/28/99               20,915               20,365               12,664
3/31/99               21,042               20,477               12,702
4/30/99               21,094               20,542               12,795
5/31/99               20,787               20,361               12,795
6/30/99               20,680               20,296               12,795
7/31/99               20,603               20,211               12,833
8/31/99               20,554               20,201               12,864
9/30/99               20,766               20,435               12,925
10/31/99              20,790               20,511               12,948
11/30/99              20,836               20,509               12,956
12/31/99              20,776               20,410               12,956
1/31/00               20,701               20,343               12,987
2/29/00               20,949               20,589               13,064
3/31/00               21,181               20,861               13,172
4/30/00               21,045               20,800               13,179
5/31/00               20,954               20,790               13,187
6/30/00              $21,491              $21,222             $13,,195


INSET LEGEND READS:

Income
Portfolio
$21,491

Lehman Brothers
Aggregate
Bond Index
$21,222

Consumer
Price Index
$13,195

*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
------------------------------
10 Years                 7.95%
5 Years                  5.80%
1 Year                   3.92%


Money Market Portfolio Review

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

After beginning the period relatively flat, money market yields advanced steadily during the remainder of the six-month reporting period ended June 30, 2000, driven higher by the effects of the Federal Reserve's tightening monetary policy. Overall, the LB Series Fund, Inc., Money Market Portfolio earned a total return of 2.92% during this time.

Y2K Concerns Affect Yields Early

The Portfolio's performance early in the period was largely determined by Federal monetary policy formulated during the previous year. In an attempt to head off potential Y2K-related market disruptions, the Federal Reserve decided late in 1999 to shore up liquidity in the financial markets by swelling the nation's money supply. Once the expected global rash of computer glitches failed to materialize, however, lenders were left with an enormous supply of cash on hand. Because there was little incentive to boost interest rates in this environment, money market yields were subsequently confined to a narrow range through early March. During this time, the Portfolio's yields consistently hovered near the five-percent level.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Bank Notes                      1.1%

Commercial Paper               83.1%

Certificates of Deposit         8.4%

Variable Rate Notes             3.0%

Medium Term Notes               2.6%

U.S. Government Agency          1.8%


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

                                                          % of
Top 10 Holdings by Creditor                             Portfolio
------------------------------------------------------------------
Household Finance Corp.                                   4.6%

CIT Group Holdings, Inc.                                  4.6%

Electronic Data Systems Corp.                             4.6%

CXC, Inc.                                                 4.5%

Union Bank of Switzerland                                 4.2%

American Family Mutual Insurance Co.                      4.1%

American Express Credit Corp.                             3.7%

Morgan Guaranty Trust Co. of New York                     3.5%

General Electric Capital Corp.                            3.5%

Schering Plough Corp.                                     3.4%

These holdings represent 40.7% of the total investment portfolio.


As U.S. economic growth continued to surge forward, the Federal Reserve responded by initiating a series of increases in the overnight Federal Funds rate. These moves quickly ratcheted up money market yields and provided incentive to invest in longer-dated securities. We responded to these changes by adopting a "modified barbell" strategy, whereby we increased our weighting in issues with longer maturities to add yield, while, concurrently, maintaining sizable holdings of shorter-dated securities to ensure adequate liquidity. Utilizing this balanced approach, we steadily extended the Portfolio's duration relative to our benchmark index during the last three months of the reporting period.

Yields Dependent on Monetary Policy

In recent months, investors have received mixed messages regarding the strength of the U.S. economy. While economic growth appears to be expanding at a rapid rate based on GDP growth, several key economic indicators, including employment growth, housing starts and retail sales, have softened somewhat, pointing to a potential deceleration in economic growth. However, it is too early to declare victory in the pre-emptive war against inflation. We believe another 0.25% boost in short-term interest rates is likely before year-end.


[GRAPHIC OMITTED: MONEY MARKET PORTFOLIO]

Money Market Portfolio

Annualized Total Returns*
Period Ending 6/30/00
------------------------------

10 Years                 4.97%
5 Years                  5.33%
1 Year                   5.56%

Seven-Day Yields
as of 6/30/00+
------------------------------
Current                  6.22%
Effective                6.42%


Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****


[GRAPHIC OMITTED: PORTFOLIO FACTS]

Portfolio Facts
Inception Date:          1/9/87

Total Net Assets
(in millions):           $264.2


Given current conditions, we will move forward with a strategy of investing in shorter-term securities for liquidity purposes, balancing them with select longer-term yield opportunities as they arise. As always, we will also rely on credit research and sector analysis to make informed investment decisions, while focusing exclusively on issues with the highest credit quality. We believe this approach will benefit investors seeking current income, along with preservation of principle in a low-risk environment.



Notes to Portfolio Management Reviews

* The annualized total returns for each of the Portfolios represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   + Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.




LB SERIES FUND, INC.
Opportunity Growth Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Shares                                                                      Value
-------------                                                      --------------
               COMMON STOCKS - 97.1% (a)
               Aerospace & Defense - 0.2%
       41,700  Triumph Group, Inc.                                 $    1,162,352(b)
                                                                   --------------

               Airlines - 0.1%
       11,900  SkyWest, Inc.                                              441,044
                                                                   --------------

               Automotive - 0.4%
       80,400  Gentex Corp.                                             2,020,050(b)
                                                                   --------------

               Banks - 1.5%
       42,500  City National Corp.                                      1,476,875
       90,800  Community First
               Bank Shares, Inc.                                        1,481,175
       57,100  Cullen/Frost Bankers, Inc.                               1,502,444
       19,600  Investors Financial
               Services Corp.                                             777,875
       47,900  Silicon Valley Bancshares                                2,041,738(b)
                                                                   --------------
                                                                        7,280,107
                                                                   --------------

               Biotechnology - 3.9%
       28,600  Abgenix, Inc.                                            3,427,978
       64,600  Biomatrix, Inc.                                          1,461,575(b)
       14,700  Cephalon, Inc.                                             880,163(b)
       25,300  Genset SA, ADR                                             585,063(b)
       38,100  Genzyme Transgenics Corp.                                1,033,463(b)
        7,800  IDEC Pharmaceuticals Corp.                                 915,038(b)
       26,100  Invitrogen Corp.                                         1,962,802(b)
       57,800  NPS Pharmaceuticals, Inc.                                1,546,150(b)
        9,000  Protein Design Labs, Inc.                                1,484,578(b)
       46,200  SangStat Medical Corp.                                   1,334,025(b)
       32,700  Techne Corp.                                             4,251,000(b)
       15,500  Ventana Medical Systems, Inc.                              364,250(b)
                                                                   --------------
                                                                       19,246,085
                                                                   --------------

               Broadcasting - 1.7%
       22,700  Citadel Communications Corp.                               793,081(b)
       89,400  Cox Radio, Inc., Class A                                 2,503,200
       47,300  Emmis Communications Corp.,
               Class A                                                  1,957,038
       10,200  Pegasus Communications Corp.                               500,438(b)
       32,300  Radio One, Inc.                                            954,869(b)
       64,600  Radio One, Inc., Class D                                 1,425,238(b)
                                                                   --------------
                                                                        8,133,864
                                                                   --------------

               Chemicals - 0.6%
       67,500  ATMI, Inc.                                               3,138,750(b)
                                                                   --------------

               Communications
               Equipment - 6.3%
          750  Accelerated Networks, Inc.                                  31,641(b)
       22,500  Advanced Fibre
               Communications                                           1,019,531(b)
        9,900  American Tower Corp., Class A                              412,706(b)
       77,400  Andrew Corp.                                             2,597,738(b)
       35,850  ANTEC Corp.                                              1,490,016(b)
       62,000  Cable Design
               Technologies Corp.                                       2,077,000(b)
       28,200  Carrier Access Corp.                                     1,491,075(b)
       49,700  CommScope, Inc.                                          2,037,700(b)
        1,500  Comverse Technology, Inc.                                  139,500
       35,300  Digital Microwave Corp.                                  1,345,813(b)
        7,100  Ditech Communications Corp.                                671,394(b)
        5,700  Gilat Satellite Networks, Ltd.                             395,438(b)
       37,500  Inter-Tel, Inc.                                            602,344
       47,800  Level 3 Communications
               Holdings Corp.                                           2,727,588(b)
       15,500  Natural Microsystems Corp.                               1,742,781(b)
       31,300  Netro Corp.                                              1,795,838(b)
       21,840  Nortel Networks Corp.                                    1,490,580
       34,700  Polycom, Inc.                                            3,265,053(b)
       17,600  Proxim, Inc.                                             1,741,850(b)
       42,900  Sawtek, Inc.                                             2,469,431(b)
       29,200  Tekelec                                                  1,407,075(b)
                                                                   --------------
                                                                       30,952,092
                                                                   --------------

               Computers - Hardware - 1.4%
       15,000  Extreme Networks, Inc.                                   1,582,500(b)
        3,850  Handspring, Inc.                                           103,950(b)
       36,200  MMC Networks, Inc.                                       1,934,438(b)
       43,200  National Instruments Corp.                               1,884,600(b)
       27,900  Netopia, Inc.                                            1,122,975(b)
                                                                   --------------
                                                                        6,628,463
                                                                   --------------

               Computers -
               Peripherals - 0.6%
       57,000  Advanced Digital
               Information Corp.                                          908,438
       49,700  Cybex Computer Products Corp.                            2,137,100
                                                                   --------------
                                                                        3,045,538
                                                                   --------------

               Computers - Software &
               Services - 16.0%
       30,100  Actuate Corp.                                            1,606,588
       57,600  Advent Software, Inc.                                    3,715,200
        5,182  Akami Technologies, Inc.                                   615,282(b)
       42,500  American Management
               Systems, Inc.                                            1,395,195(b)
       54,300  Apex, Inc.                                               2,375,625(b)
       11,300  Ariba, Inc.                                              1,107,930
        9,700  Art Technology Group, Inc.                                 979,094
       14,600  Aspen Technology, Inc.                                     562,100(b)
       34,500  Aware, Inc.                                              1,763,813(b)
       70,900  Broadbase Software, Inc.                                 2,171,313
       35,000  BroadVision, Inc.                                        1,778,438
       18,400  Business Objects S.A., ADR                               1,621,500
       43,000  Cognizant Technology
               Solutions Corp., Class A                                 1,427,063
       45,200  Cognos, Inc.                                             1,870,150
       32,600  Concord Communications, Inc.                             1,299,925(b)
       28,700  Cysive, Inc.                                               685,213(b)
       30,550  Dendrite International, Inc.                             1,017,697(b)
       11,300  Digex, Inc.                                                767,694(b)
       41,100  Documentum, Inc.                                         3,673,313(b)
       35,600  Exchange Applications, Inc.                                947,850
        8,800  Exodus Communications, Inc.                                405,350
       31,400  Great Plains Software, Inc.                                616,225(b)
       48,200  Henry (Jack) & Associates, Inc.                          2,416,025
       45,455  Hyperion Solutions Corp.                                 1,474,447(b)
       26,510  I-2 Technologies, Inc.                                   2,764,082
       45,500  iGate Capital Corp.                                        625,625(b)
       19,100  Interwoven, Inc.                                         2,100,702
       54,000  IntraNet Solutions, Inc.                                 2,072,250(b)
       11,100  ISS Group, Inc.                                          1,095,952(b)
       11,500  Kronos, Inc.                                               299,000(b)
        8,000  Macromedia, Inc.                                           773,500(b)
       16,200  Manugistics Group, Inc.                                    757,350(b)
       16,800  Mercator Software, Inc.                                  1,155,000(b)
       32,300  Mercury Interactive Corp.                                3,125,025
       13,000  Micromuse, Inc.                                          2,151,297
       11,400  NVIDIA Corp.                                               724,613(b)
       54,900  ONYX Software Corp.                                      1,629,844(b)
       29,100  Peregrine Systems, Inc.                                  1,009,406
       13,000  Pharmacopeia, Inc.                                         602,875(b)
        7,500  Primus Knowledge
               Solutions, Inc.                                            337,500(b)
       57,950  QRS Corp.                                                1,423,397(b)
       32,900  RadiSyst Corp.                                           1,867,075(b)
        7,400  Rational Software Corp.                                    687,738(b)
       42,300  Remedy Corp.                                             2,358,225(b)
       68,400  RSA Security, Inc.                                       4,736,700(b)
       27,000  SmartForce Public
               Limited Co., ADR                                         1,296,000(b)
        9,100  Symantec Corp.                                             490,831(b)
        4,800  VeriSign, Inc.                                             847,200
        3,600  Veritas Software Corp.                                     406,856
       63,500  Verity, Inc.                                             2,413,000
       16,000  VerticalNet, Inc.                                          591,000
       45,400  Visual Networks, Inc.                                    1,293,900(b)
       36,200  WebTrends Corp.                                          1,400,488
       25,272  Wind River Systems, Inc.                                   957,177(b)
                                                                   --------------
                                                                       78,286,638
                                                                   --------------

               Construction - 0.2%
       20,600  Southdown, Inc.                                          1,189,650
                                                                   --------------

               Consumer Finance - 0.8%
       84,100  AmeriCredit Corp.                                        1,429,700(b)
       41,250  Metris Companies, Inc.                                   1,036,406
       26,500  PMI Group                                                1,258,750
                                                                   --------------
                                                                        3,724,856
                                                                   --------------

               Containers - Metal &
               Glass - 0.2%
       11,300  DuPont Photomasks, Inc.                                    774,050(b)
                                                                   --------------

               Distributors - Food &
               Health - 1.3%
       24,800  Allscripts, Inc.                                           570,400(b)
       68,000  AmeriSource Health Corp.                                 2,108,000(b)
       52,300  Priority Healthcare Corp.,
               Class B                                                  3,886,544(b)
                                                                   --------------
                                                                        6,564,944
                                                                   --------------

               Electrical Equipment - 3.6%
       12,600  Advanced Energy
               Industries, Inc.                                           742,613(b)
       30,600  Amphenol Corp., Class A                                  2,025,338
        9,750  Anaren Microwave, Inc.                                   1,279,535(b)
       71,100  Artesyn Technologies, Inc.                               1,977,469(b)
       42,100  Benchmark Electronics, Inc.                              1,539,281(b)
       24,100  Black Box Corp.                                          1,908,042(b)
       14,100  C-Cor Electronics, Inc.                                    380,700(b)
       38,000  Cohu, Inc.                                               1,024,813
       11,300  Electro Scientific Industries, Inc.                        497,553
       16,317  Flextronics International, Ltd.                          1,120,774
       28,800  KEMET Corp.                                                721,800(b)
       21,150  Power-One, Inc.                                          2,409,778(b)
       28,800  Three-Five Systems, Inc.                                 1,699,200
                                                                   --------------
                                                                       17,326,896
                                                                   --------------

               Electronics - 14.3%
       54,400  Actel Corp.                                              2,482,000(b)
       13,500  Aeroflex, Inc.                                             670,781(b)
       45,600  Alpha Industries, Inc.                                   2,009,250
       32,100  American Xtal
               Technology, Inc.                                         1,388,325(b)
        9,400  Anadigics, Inc.                                            320,188(b)
       23,600  Applied Micro Circuits Corp.                             2,330,500
       37,000  AstroPower, Inc.                                         1,003,625(b)
       14,900  Aurora Biosciences Corp.                                 1,015,994(b)
       36,625  Burr-Brown Corp.                                         3,174,930
       13,200  Coherent, Inc.                                           1,107,150(b)
       29,800  Credence Systems Corp.                                   1,644,588(b)
       10,200  Cree, Inc.                                               1,361,700(b)
       45,600  Cytyc Corp.                                              2,433,900
       45,800  Dallas Semiconductor Corp.                               1,866,350
       22,000  Elantec Semiconductor, Inc.                              1,531,750(b)
       18,900  EXAR Corp.                                               1,647,844(b)
       12,200  Fairchild Semiconductor
               International Corp., Class A                               494,100(b)
       10,900  GlobeSpan, Inc.                                          1,330,652
       32,900  JDS Uniphase Corp.                                       3,943,888
       31,200  Kopin Corp.                                              2,160,600
        7,600  Lattice Semiconductor Corp.                                525,350(b)
       20,300  LTX Corp.                                                  709,231(b)
        2,650  Marvell Technology
               Group, Ltd.                                                151,050(b)
       24,200  Meade Instruments Corp.                                    608,025(b)
       65,500  Mercury Computer
               Systems, Inc.                                            2,116,469
       37,600  Micrel, Inc.                                             1,633,250(b)
       33,650  Microchip Technology, Inc.                               1,960,638
       12,500  MKS Instruments, Inc.                                      489,063(b)
       15,100  Molecular Devices Corp.                                  1,044,731(b)
       31,200  Pericom Semiconductor Corp.                              2,121,600(b)
       40,100  Photon Dynamics, Inc.                                    2,994,969(b)
        7,400  PMC-Sierra, Inc.                                         1,314,888
       16,400  QLogic Corp.                                             1,083,425
       42,600  REMEC, Inc.                                              1,783,875(b)
       18,250  SCG Holding Corp.                                          399,219(b)
       22,100  Semtech Corp.                                            1,690,305(b)
       13,450  Silicon Storage
               Technology, Inc.                                         1,187,803(b)
       19,800  Stanford Microdevices, Inc.                                860,063(b)
        6,900  Stratos Lightwave, Inc.                                    192,338(b)
       41,600  Therma-Wave, Inc.                                          928,200(b)
       39,100  Tollgrade Communications, Inc.                           5,180,750(b)
       22,500  TranSwitch Corp.                                         1,736,719
       11,900  TriQuint Semiconductor, Inc.                             1,138,681
       18,700  Varian, Inc.                                               862,538(b)
       42,600  Virata Corp.                                             2,540,025(b)
       11,900  Zoran Corp.                                                784,656(b)
                                                                   --------------
                                                                       69,955,976
                                                                   --------------

               Engineering &
               Construction - 0.8%
       50,950  Dycom Industries, Inc.                                   2,343,700
       15,600  Quanta Services, Inc.                                      858,000
       14,500  SBA Communications Corp.                                   753,094(b)
                                                                   --------------
                                                                        3,954,794
                                                                   --------------

               Entertainment - 0.2%
       36,900  Internet Pictures Corp.                                    558,113(b)
       10,400  SFX Entertainment, Inc.,
               Class A                                                    471,250(b)
                                                                   --------------
                                                                        1,029,363
                                                                   --------------

               Equipment - Semiconductors - 3.4%
       10,903  Applied Materials, Inc.                                    988,084
       23,500  Applied Science & Technology                               608,063(b)
       36,600  Asyst Technologies, Inc.                                 1,253,550
       16,600  Brooks Automation, Inc.                                  1,061,363(b)
       46,300  Cymer, Inc.                                              2,210,825(b)
       23,000  EMCORE Corp.                                             2,760,000(b)
       11,000  Helix Technology Corp.                                     429,000
       27,500  Kulicke & Soffa Industries, Inc.                         1,632,813(b)
       68,500  Photronic, Inc.                                          1,943,688(b)
       21,900  PRI Automation, Inc.                                     1,432,055(b)
       18,100  Varian Semiconductor
               Equipment, Inc.                                          1,136,906(b)
       14,900  Veeco Instruments, Inc.                                  1,091,425(b)
                                                                   --------------
                                                                       16,547,772
                                                                   --------------

               Financial - Diversified - 0.7%
       25,600  AMBAC Financial Group, Inc.                              1,403,200
       37,000  Pinnacle Holdings, Inc.                                  1,998,000(b)
                                                                   --------------
                                                                        3,401,200
                                                                   --------------

               Food & Beverage - 0.4%
       49,900  Hain Celestial Group, Inc.                               1,830,706(b)
                                                                   --------------

               Freight & Shipping - 2.5%
       18,800  Atlas Air, Inc.                                            674,450(b)
       45,000  C.H. Robinson Worldwide, Inc.                            2,227,500
       46,000  EGL, Inc.                                                1,414,500(b)
       35,300  Expeditors International of
               Washington, Inc.                                         1,676,750
       92,700  Forward Air Corp.                                        3,708,000(b)
       67,700  Iron Mountain, Inc.                                      2,301,800(b)
                                                                   --------------
                                                                       12,003,000
                                                                   --------------

               Health Care - Drugs &
               Pharmaceuticals - 4.8%
       60,400  Accredo Health, Inc.                                     2,087,575(b)
       37,600  Alkermes, Inc.                                           1,771,900(b)
       21,700  Celgene Corp.                                            1,277,588(b)
       34,100  Cubist Pharmaceuticals, Inc.                             1,679,425(b)
       95,550  Dendreon Corp.                                           1,582,547(b)
        4,600  Emisphere Technologies, Inc.                               196,003(b)
       33,400  Jones Pharma, Inc.                                       1,333,913
       68,616  King Pharmaceuticals, Inc.                               3,010,527(b)
       22,900  K-V Pharmaceutical Co.,
               Class A                                                    606,850(b)
       40,600  Medicis Pharmaceutical Corp.,
               Class A                                                  2,314,200(b)
        7,300  QLT Photo Therapeutics, Inc.                               564,381(b)
       41,669  Shire Pharmaceuticals
               Group, ADR                                               2,161,579(b)
       70,000  Titan Pharmaceuticals, Inc.                              3,010,000(b)
        3,700  United Therapeutics Corp.                                  400,988(b)
       28,800  Watson Pharmaceuticals, Inc.                             1,548,000(b)
                                                                   --------------
                                                                       23,545,476
                                                                   --------------

               Health Care - Medical
               Products & Supplies - 1.3%
       52,300  Aradigm Corp.                                              915,250(b)
       15,900  AthroCare Corp.                                            846,675(b)
       41,000  Novoste Corp.                                            2,501,000(b)
       23,300  ResMed, Inc.                                               623,275
       33,800  Zoll Medical Corp.                                       1,656,200(b)
                                                                   --------------
                                                                        6,542,400
                                                                   --------------

               Health Care
               Management - 2.0%
      127,100  Lifepoint Hospitals, Inc.                                2,827,975(b)
       25,500  Province Healthcare Co.                                    921,188(b)
       62,000  Trigon Healthcare, Inc.                                  3,196,875(b)
       44,600  Universal Health Services, Inc.,
               Class B                                                  2,921,300(b)
                                                                   --------------
                                                                        9,867,338
                                                                   --------------

               Health Care Services - 2.3%
       91,000  Advance Paradigm, Inc.                                   1,865,500
       32,800  Albany Molecular Research, Inc.                          1,785,550(b)
       35,400  CuraGen Corp.                                            1,347,413(b)
       69,400  Hooper Holmes, Inc.                                        555,200
       43,200  IMPATH, Inc.                                             2,343,600(b)
       22,900  MAXIMUS, Inc.                                              506,663(b)
       70,800  Pharmaceutical Product
               Development, Inc.                                        1,486,800(b)
       11,100  Quest Diagnostics, Inc.                                    794,344(b)
       26,600  Renal Care Group, Inc.                                     650,453(b)
                                                                   --------------
                                                                       11,335,523
                                                                   --------------

               Homebuilding - 0.3%
       83,900  Lennar Corp.                                             1,698,975
                                                                   --------------

               Household Furnishings &
               Appliances - 0.2%
       74,100  Furniture Brands
               International, Inc.                                      1,120,763(b)
                                                                   --------------

               Housewares & Household
               Products - 0.1%
       11,600  Salton, Inc.                                               427,750(b)
                                                                   --------------

               Investment Banking &
               Brokerage - 0.4%
       64,800  Waddell & Reed Financial, Inc.,
               Class A                                                  2,126,250
                                                                   --------------

               Investment
               Management - 0.5%
       55,000  Affiliated Managers Group, Inc.                          2,502,500(b)
                                                                   --------------

               Leisure Products - 0.1%
       27,900  JAKKS Pacific, Inc.                                        411,525(b)
                                                                   --------------

               Machinery -
               Diversified - 0.1%
       13,200  Mettler-Toledo International, Inc.                         528,000(b)
                                                                   --------------

               Manufacturing - 0.8%
       14,300  Cognex Corp.                                               740,025(b)
       10,200  CTS Corp.                                                  459,000
       46,100  Diebold, Inc.                                            1,285,038
       46,000  Insituform Technologies, Inc.,
               Class A                                                  1,247,750(b)
                                                                   --------------
                                                                        3,731,813
                                                                   --------------

               Office Equipment &
               Supplies - 0.2%
       19,500  Optimal Robitics Corp.                                     748,313(b)
                                                                   --------------

               Oil & Gas - 5.1%
       39,200  Barrett Resources Corp.                                  1,193,150(b)
       37,600  BJ Services Co.                                          2,350,000(b)
       55,900  Cal Dive International, Inc.                             3,029,081(b)
       64,300  Core Laboratories N.V. (USD)                             1,864,700(b)
       33,200  Diamond Offshore Drilling, Inc.                          1,166,150
       21,800  Louis Dreyfus Natural
               Gas Corp.                                                  682,613(b)
       57,200  Marine Drilling
               Companies, Inc.                                          1,601,600(b)
       80,500  Newfield Exploration Co.                                 3,149,563(b)
       40,300  Noble Affiliates, Inc.                                   1,501,175
       84,700  Oceaneering International, Inc.                          1,609,300(b)
       20,100  Patterson Energy, Inc.                                     572,850(b)
       59,500  Precision Drilling Corp.                                 2,298,188(b)
       39,000  Tidewater, Inc.                                          1,404,000
       61,000  UTI Energy Corp.                                         2,447,625(b)
                                                                   --------------
                                                                       24,869,995
                                                                   --------------

               Photography &
               Imaging - 0.9%
       58,200  Infocus Corp.                                            1,873,313(b)
       77,200  Pinnacle Systems, Inc.                                   1,735,794
       12,070  Zebra Technologies Corp.,
               Class B                                                    534,852(b)
                                                                   --------------
                                                                        4,143,959
                                                                   --------------

               Restaurants - 1.5%
       66,600  Applebee's International, Inc.                           2,018,813
       71,700  Jack in the Box, Inc.                                    1,765,613(b)
       48,700  Outback Steakhouse, Inc.                                 1,424,475(b)
       58,400  PR Chang's China Bistro, Inc.                            1,865,150(b)
                                                                   --------------
                                                                        7,074,051
                                                                   --------------

               Retail - 3.0%
       29,400  CDW Computer Centers, Inc.                               1,837,500(b)
       19,900  Cost Plus, Inc.                                            570,881(b)
       22,825  Insight Enterprise, Inc.                                 1,353,808(b)
       64,200  Kenneth Cole Productions, Inc.,
               Class A                                                  2,568,000
       21,600  Linens 'N Things, Inc.                                     585,900(b)
       98,000  Men's Wearhouse, Inc.                                    2,186,625(b)
       37,925  Pacific Sunwear of California                              711,094(b)
       16,500  PolyMedica Corp.                                           713,625(b)
       33,900  Ross Stores, Inc.                                          578,419
       59,900  Too, Inc.                                                1,523,706(b)
       41,000  Tweeter Home Entertainment
               Group, Inc.                                              1,245,375
       19,500  Ultimate Electronics, Inc.                                 522,539(b)
                                                                   --------------
                                                                       14,397,472
                                                                   --------------

               Retail - Food & Drug - 0.4%
       42,500  Whole Foods Market, Inc.                                 1,755,781(b)
                                                                   --------------

               Services - 1.0%
       37,500  Manpower, Inc.                                           1,200,000
      100,500  Modis Professional Services, Inc.                          891,938(b)
       28,100  On Assignment, Inc.                                        857,050(b)
       30,900  Professional Staff plc, ADR                                139,050(b)
       88,793  Tetra Tech, Inc.                                         2,031,140(b)
                                                                   --------------
                                                                        5,119,178
                                                                   --------------

               Services - Cyclical - 5.9%
       71,300  Acxiom Corp.                                             1,942,925(b)
       84,715  Apollo Group, Inc., Class A                              2,372,020(b)
       10,600  Bright Horizons Family
               Solutions, Inc.                                            226,575(b)
        5,800  Catalina Marketing Corp.                                   591,600(b)
      176,500  Copart, Inc.                                             2,824,000(b)
       40,800  Corporate Executive Board Co.                            2,442,900(b)
       26,300  DeVry, Inc.                                                695,306(b)
       35,500  Diamond Technology
               Partners, Inc.                                           3,124,000(b)
       16,400  Forrester Research, Inc.                                 1,194,125(b)
       52,800  F.Y.I., Inc.                                             1,778,700(b)
       19,800  Getty Images, Inc.                                         733,838(b)
       33,300  Learning Tree International, Inc.                        2,039,625(b)
       48,700  Macrovision Corp.                                        3,112,995
       15,800  MemberWorks, Inc.                                          531,275(b)
       49,100  META Group, Inc.                                           945,175(b)
       30,700  Pegasus Communications Corp.,
               Class A                                                    333,863
       28,700  Pre-Paid Legal Services, Inc.                              857,413(b)
       30,300  TeleTech Holdings, Inc.                                    941,194(b)
       44,500  True North
               Communications, Inc.                                     1,958,000
                                                                   --------------
                                                                       28,645,529
                                                                   --------------

               Services - Technology - 2.8%
       28,900  Bisys Group, Inc.                                        1,777,350(b)
       43,600  CSG Systems International, Inc.                          2,444,325(b)
       66,000  FactSet Research Systems, Inc.                           1,864,500
       42,600  Investment Technology Group                              1,682,700(b)
       64,900  MedQuist, Inc.                                           2,206,600(b)
       35,930  National Computer Systems, Inc.                          1,769,553
       72,438  NOVA Corp.                                               2,023,737(b)
                                                                   --------------
                                                                       13,768,765
                                                                   --------------
               Steel - 0.3%
       42,700  Maverick Tube Corp.                                      1,243,638(b)
                                                                   --------------

               Telephone &
               Telecommunications - 1.7%
       34,700  CapRock Communications Corp.                               676,650(b)
       47,900  ITC DeltaCom, Inc.                                       1,068,769(b)
       14,798  NEXTLINK
               Communications, Inc.                                       561,399(b)
       20,300  NorthEast Optic Network, Inc.                            1,250,988(b)
       35,400  Powerwave Technologies, Inc.                             1,557,600(b)
       55,900  Primus Telecomm Group, Inc.                              1,390,513(b)
       24,900  Rural Cellular Corp., Class A                            1,906,406(b)
                                                                   --------------
                                                                        8,412,325
                                                                   --------------

               Utilities - 0.3%
       20,000  Calpine Corp.                                            1,315,000(b)
                                                                   --------------

               Total Common Stocks (cost $405,489,534)                473,970,509
                                                                   --------------

Principal
Amount
--------------
               SHORT-TERM SECURITIES - 2.9% (a)
               Commercial Paper
 $  2,000,000  Associates Corp. of
               North America, 6.85%
               Due 7/3/2000                                             1,999,239
   12,300,000  Associates Corp. of
               North America, 6.65%
               Due 7/5/2000                                            12,290,912
                                                                   --------------
               Total Commercial Paper
               (at amortized cost)                                     14,290,151
                                                                   --------------
               Total Investments
               (cost $419,779,685)                                 $  488,260,660(c)
                                                                   ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $419,779,685 and the net unrealized appreciation of investments based on that cost was $68,480,975 which is comprised of $106,281,886 aggregate gross unrealized appreciation and $37,800,911 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Mid Cap Growth Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Shares                                                                      Value
-------------                                                      --------------
               COMMON STOCKS - 91.9% (a)
               Airlines - 0.1%
       12,300  Delta Air Lines, Inc.                               $      621,888
                                                                   --------------

               Automotive - 0.2%
       34,900  Gentex Corp.                                               876,863(b)
                                                                   --------------

               Banks - 2.9%
       18,260  Associated Banc-Corp.                                      398,296
      113,100  Banknorth Group, Inc.                                    1,731,844
       54,250  City National Corp.                                      1,885,188
       36,000  Golden West Financial Corp.                              1,469,250
       32,900  Marshall & Ilsley Corp.                                  1,365,350
       50,900  North Fork Bancorporation, Inc.                            769,863
       28,460  Northern Trust Corp.                                     1,851,679
       26,000  Pacific Century Financial Corp.                            380,250
       28,400  Roslyn Bancorp, Inc.                                       471,706
       17,300  SouthTrust Corp.                                           391,413
       15,400  State Street Corp.                                       1,633,363
       22,930  TCF Financial Corp.                                        589,014
       15,700  Zions Bancorporation                                       720,483
                                                                   --------------
                                                                       13,657,699
                                                                   --------------

               Biotechnology - 3.7%
       20,900  Biogen, Inc.                                             1,348,050(b)
       28,300  Cephalon, Inc.                                           1,694,463(b)
       13,700  Chiron Corp.                                               650,750(b)
       35,800  Genzyme Corp.                                            2,127,863(b)
       36,600  Genzyme Transgenics Corp.                                  992,775(b)
       14,600  Gilead Sciences, Inc.                                    1,038,425(b)
        7,100  Human Genome Sciences, Inc.                                946,963
       22,150  IDEC Pharmaceuticals Corp.                               2,598,472(b)
       20,600  Medarex, Inc.                                            1,740,700(b)
       41,400  MedImmune, Inc.                                          3,063,600(b)
       10,200  Millennium
               Pharmaceuticals, Inc.                                    1,141,125
                                                                   --------------
                                                                       17,343,186
                                                                   --------------

               Broadcasting - 2.5%
        8,000  Adelphia Communications
               Corp., Class A                                             375,000(b)
        8,100  AMFM, Inc.                                                 558,900(b)
       46,200  Cox Radio, Inc., Class A                                 1,293,600
       19,900  Echostar Communications Corp.,
               Class A                                                    658,877
       40,800  Emmis Communications Corp.,
               Class A                                                  1,688,100
       33,200  Hispanic Broadcasting Corp.                              1,099,750(b)
       17,900  Infinity Broadcasting Corp.,
               Class A                                                    652,231(b)
       23,000  Radio One, Inc.                                            679,938(b)
       46,000  Radio One, Inc., Class D                                 1,014,875(b)
       13,300  Sirius Satellite Radio, Inc.                               589,356(b)
       20,800  Univision Communications,
               Inc., Class A                                            2,152,800(b)
       26,000  USA Networks, Inc.                                         562,250
       20,200  Westwood One, Inc.                                         689,325
                                                                   --------------
                                                                       12,015,002
                                                                   --------------

               Chemicals - 0.1%
       24,900  Cytec Industries, Inc.                                     614,719
                                                                   --------------

               Communications
               Equipment - 6.9%
          500  Accelerated Networks, Inc.                                  21,094(b)
       85,989  ADC Telecommunications, Inc.                             7,212,327
       32,000  Advanced Fibre
               Communications                                           1,450,000(b)
       78,800  American Tower Corp., Class A                            3,284,975(b)
       39,200  ANTEC Corp.                                              1,629,250(b)
       48,100  Cable Design
               Technologies Corp.                                       1,611,350(b)
       11,400  CIENA Corp.                                              1,900,238(b)
       12,600  CommScope, Inc.                                            516,600(b)
       28,000  Comverse Technology, Inc.                                2,604,000
       44,450  Digital Microwave Corp.                                  1,694,656(b)
       33,900  Harris Corp.                                             1,110,225
       45,800  Motient Corp.                                              718,488(b)
       18,600  Netro Corp.                                              1,067,175(b)
       13,800  Polycom, Inc.                                            1,298,494(b)
       14,900  Research in Motion, Ltd.                                   674,225(b)
       36,300  Sawtek, Inc.                                             2,089,519(b)
       24,000  Scientific-Atlanta, Inc.                                 1,788,000
       16,500  Sycamore Networks, Inc.                                  1,821,188(b)
                                                                   --------------
                                                                       32,491,804
                                                                   --------------

               Computers - Hardware - 1.6%
       21,900  Copper Mountain
               Networks, Inc.                                           1,929,938(b)
       27,400  Electronics for Imaging, Inc.                              693,563(b)
       16,200  Extreme Networks, Inc.                                   1,709,100(b)
       10,600  Gateway, Inc.                                              601,550(b)
        2,450  Handspring, Inc.                                            66,150(b)
       26,000  National Instruments Corp.                               1,134,250(b)
       30,600  Paradyne Networks, Inc.                                    996,413(b)
        6,020  Sun Microsystems, Inc.                                     547,444
                                                                   --------------
                                                                        7,678,408
                                                                   --------------

               Computers -
               Networking - 0.2%
       14,000  Network Appliance, Inc.                                  1,127,000
                                                                   --------------

               Computers -
               Peripherals - 0.4%
        9,100  CacheFlow, Inc.                                            560,219(b)
       12,400  EMC Corp.                                                  954,025(b)
        6,700  SanDisk Corp.                                              409,956(b)
                                                                   --------------
                                                                        1,924,200
                                                                   --------------

               Computers - Software &
               Services - 11.6%
        5,700  Adobe Systems, Inc.                                        741,000
       30,900  Advent Software, Inc.                                    1,993,050
       11,600  Affiliated Computer
               Services, Inc., Class A                                    383,525(b)
       10,900  Amdocs, Ltd.                                               836,575(b)
       29,300  Aware, Inc.                                              1,497,963(b)
       64,000  BEA Systems, Inc.                                        3,164,000
       14,700  BroadVision, Inc.                                          746,944
        8,400  Check Point Software
               Technologies Ltd.                                        1,778,700(b)
       41,620  Citrix Systems, Inc.                                       788,179
       36,000  Cognos, Inc.                                             1,489,500
       14,900  Critical Path, Inc.                                        868,856(b)
        6,500  Electronic Arts, Inc.                                      474,094(b)
       30,900  Entrust Technologies, Inc.                               2,556,975(b)
       29,600  Exchange Applications, Inc.                                788,100
       19,600  Exodus Communications, Inc.                                902,825
        6,800  HNC Software, Inc.                                         419,900(b)
       16,900  I-2 Technologies, Inc.                                   1,762,089
       19,300  Interwoven, Inc.                                         2,122,698
       13,100  Intuit, Inc.                                               542,013(b)
       35,500  J.D. Edwards & Co.                                         534,719(b)
       26,700  Kana Communications, Inc.                                1,652,063(b)
       11,900  Lycos, Inc.                                                642,600(b)
       14,200  Mercury Interactive Corp.                                1,373,850
       11,600  Micromuse, Inc.                                          1,919,619
       36,400  Portal Software, Inc.                                    2,325,050(b)
       59,000  Progress Software Corp.                                  1,058,313
       34,700  Rational Software Corp.                                  3,224,931(b)
       32,800  Remedy Corp.                                             1,828,600(b)
       33,700  RSA Security, Inc.                                       2,333,725(b)
       25,420  Siebel Systems, Inc.                                     4,157,759
       10,600  SmartForce Public
               Limited Co., ADR                                           508,800(b)
       17,500  Symantec Corp.                                             943,906(b)
       28,900  TenFold Corp.                                              475,044(b)
       13,600  VeriSign, Inc.                                           2,400,400
       46,600  Veritas Software Corp.                                   5,266,528
       12,000  Vignette Corp.                                             624,188
                                                                   --------------
                                                                       55,127,081
                                                                   --------------

               Construction - 0.6%
       36,300  Martin Marietta Materials                                1,467,881
       24,500  Southdown, Inc.                                          1,414,875
                                                                   --------------
                                                                        2,882,756
                                                                   --------------

               Consumer Finance - 1.1%
       54,150  Metris Companies, Inc.                                   1,360,519
       40,800  PMI Group                                                1,938,000
       20,000  Providian Financial Corp.                                1,800,000
                                                                   --------------
                                                                        5,098,519
                                                                   --------------

               Distributors - Food &
               Health - 0.3%
       18,400  Andrx Corp.                                              1,176,163
                                                                   --------------

               Electrical Equipment - 3.2%
       31,360  American Power
               Conversion Corp.                                         1,279,880(b)
        9,800  Amphenol Corp., Class A                                    648,638
        6,000  Black Box Corp.                                            475,031(b)
        5,200  Electro Scientific Industries, Inc.                        228,963
       32,259  Flextronics International, Ltd.                          2,215,790
       13,400  KEMET Corp.                                                335,838(b)
       19,100  Sanmina Corp.                                            1,633,050
       38,600  SCI Systems, Inc.                                        1,512,638
       26,500  Solectron Corp.                                          1,109,688
       16,400  SPX Corp.                                                1,983,375(b)
       37,552  Symbol Technologies, Inc.                                2,027,808
       46,200  Vishay Intertechnology, Inc.                             1,752,713(b)
                                                                   --------------
                                                                       15,203,412
                                                                   --------------

               Electronics - 12.3%
       40,100  Altera Corp.                                             4,087,694(b)
       39,100  Amkor Technologies, Inc.                                 1,380,719(b)
       40,400  Analog Devices, Inc.                                     3,070,400
       12,600  Applied Micro Circuits Corp.                             1,244,250
       40,200  Arrow Electronics, Inc.                                  1,246,200(b)
       13,800  Atmel Corp.                                                508,875
       19,700  Avnet, Inc.                                              1,167,225
       12,200  Broadcom Corp., Class A                                  2,671,038
       12,250  Burr-Brown Corp.                                         1,061,922
       21,200  Conexant Systems, Inc.                                   1,030,850
       14,700  Credence Systems Corp.                                     811,256(b)
       25,800  Cypress Semiconductor Corp.                              1,090,050(b)
       12,400  Cytyc Corp.                                                661,850
        1,100  E-TEK Dynamics, Inc.                                       290,194(b)
       30,600  Fairchild Semiconductor
               International Corp., Class A                             1,239,300(b)
       30,400  Integrated Device
               Technology, Inc.                                         1,820,200(b)
       20,560  JDS Uniphase Corp.                                       2,464,630
       16,200  Lattice Semiconductor Corp.                              1,119,825(b)
       25,720  Linear Technology Corp.                                  1,644,473
       20,400  LSI Logic Corp.                                          1,104,150
        1,750  Marvell Technology Group, Ltd.                              99,750(b)
       35,940  Maxim Integrated Products, Inc.                          2,441,674
       15,800  Micrel, Inc.                                               686,313(b)
       33,385  Microchip Technology, Inc.                               1,945,198
       26,700  National Semiconductor Corp.                             1,515,225(b)
       12,300  PMC-Sierra, Inc.                                         2,185,556
       16,600  QLogic Corp.                                             1,096,638
       10,100  RF Micro Devices, Inc.                                     885,013(b)
       14,700  Rudolph Technologies, Inc.                                 569,625(b)
       11,450  SCG Holding Corp.                                          250,469(b)
        7,700  SDL, Inc.                                                2,195,944
       13,300  Stanford Microdevices, Inc.                                577,719(b)
        4,550  Stratos Lightwave, Inc.                                    126,831(b)
       34,700  Tektronix, Inc.                                          2,567,800
       29,700  Therma-Wave, Inc.                                          662,681(b)
       11,600  TriQuint Semiconductor, Inc.                             1,109,975
       30,200  Virata Corp.                                             1,800,675(b)
       34,700  Vitesse Semiconductor Corp.                              2,552,619
       22,920  Waters Corp.                                             2,860,703(b)
       30,120  Xilinx, Inc.                                             2,486,783
                                                                   --------------
                                                                       58,332,292
                                                                   --------------

               Engineering &
               Construction - 0.9%
       55,850  Dycom Industries, Inc.                                   2,569,100
       14,550  MasTec, Inc.                                               555,628(b)
       21,000  Quanta Services, Inc.                                    1,155,000
                                                                   --------------
                                                                        4,279,728
                                                                   --------------

               Equipment -
               Semiconductors - 1.9%
       21,940  KLA Instruments Corp.                                    1,284,861
       28,400  Kulicke & Soffa Industries, Inc.                         1,686,250(b)
       49,600  LAM Research Corp.                                       1,860,000
       25,570  Novellus Systems, Inc.                                   1,446,303
       52,700  Photronic, Inc.                                          1,495,363(b)
       18,400  Teradyne, Inc.                                           1,352,400(b)
                                                                   --------------
                                                                        9,125,177
                                                                   --------------

               Financial - Diversified - 1.2%
       75,500  Ace, Ltd.                                                2,114,000
       41,300  AMBAC Financial Group, Inc.                              2,263,756
       55,300  InterCept Group, Inc.                                      940,100(b)
       13,000  SLM Holding Corp.                                          486,688
                                                                   --------------
                                                                        5,804,544
                                                                   --------------

               Food & Beverage - 1.1%
       30,300  American Italian Pasta Co.,
               Class A                                                    626,831(b)
       27,400  International Home Foods, Inc.                             573,688(b)
       60,200  Keebler Foods Co.                                        2,234,925
       32,300  Suiza Foods Corp.                                        1,578,663(b)
                                                                   --------------
                                                                        5,014,107
                                                                   --------------

               Freight & Shipping - 0.8%
       41,380  Expeditors International of
               Washington, Inc.                                         1,965,550
       20,100  Iron Mountain, Inc.                                        683,400(b)
       10,700  Kansas City Southern
               Industries, Inc.                                           948,956
                                                                   --------------
                                                                        3,597,906
                                                                   --------------

               Gold & Precious Metals
               Mining - 0.1%
       13,800  Stillwater Mining Co.                                      384,675(b)
                                                                   --------------

               Health Care -
               Diversified - 0.9%
       33,000  Allergan, Inc.                                           2,458,500
       48,300  IVAX Corp.                                               2,004,450
                                                                   --------------
                                                                        4,462,950
                                                                   --------------

               Health Care - Drugs &
               Pharmaceuticals - 4.8%
       36,600  Alpharma, Inc., Class A                                  2,278,350
       32,500  Alza Corp.                                               1,921,563(b)
       35,300  Biovail Corp.                                            1,956,944(b)
       25,400  Catalyca, Inc.                                             279,400(b)
       38,300  Elan Corp. plc, ADR                                      1,855,156(b)
       23,740  Forest Laboratories, Inc.                                2,397,740(b)
       15,500  ICN Pharmaceuticals, Inc.                                  431,094
       34,100  Jones Pharma, Inc.                                       1,361,869
       47,400  King Pharmaceuticals, Inc.                               2,079,675(b)
       29,750  Mylan Laboratories, Inc.                                   542,938
        5,500  QLT Photo Therapeutics, Inc.                               425,219(b)
       10,200  Sepracor, Inc.                                           1,230,375(b)
       49,900  Teva Pharmaceutical Industries,
               Ltd., ADR                                                2,766,331
       18,500  Titan Pharmaceuticals, Inc.                                795,500(b)
       42,180  Watson Pharmaceuticals, Inc.                             2,267,175(b)
                                                                   --------------
                                                                       22,589,329
                                                                   --------------

               Health Care - Medical
               Products & Supplies - 1.7%
       54,000  Aradigm Corp.                                              945,000(b)
       44,000  Becton, Dickinson & Co.                                  1,262,250
       52,630  Biomet, Inc.                                             2,022,966
        9,900  MiniMed, Inc.                                            1,168,200(b)
       13,900  PE Corp./PE Biosystems Group                               915,663
       14,400  Stryker Corp.                                              630,000
       46,100  Sybron Corp.                                               913,356(b)
                                                                   --------------
                                                                        7,857,435
                                                                   --------------

               Health Care
               Management - 1.6%
      115,675  Health Management
               Associates, Inc., Class A                                1,511,005(b)
       64,900  Tenet Healthcare Corp.                                   1,752,300
       56,970  Trigon Healthcare, Inc.                                  2,937,516(b)
       21,700  Wellpoint Health Networks,
               Inc., Class A                                            1,571,894(b)
                                                                   --------------
                                                                        7,772,715
                                                                   --------------

               Health Care Services - 0.4%
       35,600  CuraGen Corp.                                            1,355,025(b)
       22,600  Renal Care Group, Inc.                                     552,641(b)
                                                                   --------------
                                                                        1,907,666
                                                                   --------------

               Household Furnishings &
               Appliances - 0.1%
       26,460  Leggett & Platt, Inc.                                      436,590
                                                                   --------------

               Insurance - 0.6%
       26,400  Protective Life Corp.,
               Capital Trust II                                           702,900
       37,300  Radian Group, Inc.                                       1,930,275
                                                                   --------------
                                                                        2,633,175
                                                                   --------------

               Investment Banking &
               Brokerage - 1.0%
       48,800  A.G. Edwards, Inc.                                       1,903,200
       40,100  Legg Mason, Inc.                                         2,005,000
       30,450  Waddell & Reed Financial, Inc.,
               Class A                                                    999,141
                                                                   --------------
                                                                        4,907,341
                                                                   --------------

               Leisure Products - 0.3%
       30,820  Harley Davidson, Inc.                                    1,186,570
                                                                   --------------

               Machinery -
               Diversified - 0.3%
       34,130  Mettler-Toledo International, Inc.                       1,365,200(b)
                                                                   --------------

               Manufacturing - 1.8%
       10,600  Danaher Corp.                                              524,038
       45,800  Diebold, Inc.                                            1,276,675
       67,400  Jabil Circuit, Inc.                                      3,344,725
       39,200  Millipore Corp.                                          2,954,700
       16,900  Pentair, Inc.                                              599,950
                                                                   --------------
                                                                        8,700,088
                                                                   --------------

               Oil & Gas - 6.6%
       51,500  Apache Corp.                                             3,028,844
       36,460  BJ Services Co.                                          2,278,750(b)
       16,300  Cooper Cameron Corp.                                     1,075,800(b)
       26,600  Core Laboratories N.V. (USD)                               771,400(b)
       39,800  Devon Energy Corp.                                       2,236,263
       46,300  Diamond Offshore Drilling, Inc.                          1,626,288
       71,920  ENSCO International, Inc.                                2,575,635
       96,400  EOG Resources, Inc.                                      3,229,400
       41,500  Nabors Industries, Inc.                                  1,724,844(b)
       13,000  Newfield Exploration Co.                                   508,625(b)
       33,300  Noble Drilling Corp.                                     1,371,544(b)
       17,700  Occidental Petroleum Corp.                                 372,806
       16,800  Precision Drilling Corp.                                   648,900(b)
       56,900  Rowan Companies, Inc.                                    1,728,338(b)
       14,000  Santa Fe International Corp.                               489,125
       10,790  Smith International, Inc.                                  785,647(b)
       57,300  Tidewater, Inc.                                          2,062,800
       45,150  Tosco Corp.                                              1,278,309
       31,200  Transocean Sedco Forex, Inc.                             1,667,250
       47,140  Weatherford International, Inc.                          1,876,761(b)
                                                                   --------------
                                                                       31,337,329
                                                                   --------------

               Paper & Forest
               Products - 0.3%
       30,890  Bowater, Inc.                                            1,363,021
                                                                   --------------

               Publishing - 0.3%
       12,700  Reader's Digest Association, Inc.,
               Class A                                                    504,825
       13,300  Scholastic Corp.                                           812,963(b)
                                                                   --------------
                                                                        1,317,788
                                                                   --------------

               Restaurants - 0.7%
       70,740  Darden Restaurants, Inc.                                 1,149,525
       55,000  Outback Steakhouse, Inc.                                 1,608,750(b)
       12,800  Starbucks Corp.                                            488,800(b)
                                                                   --------------
                                                                        3,247,075
                                                                   --------------

               Retail - 3.0%
       24,900  Bed, Bath & Beyond, Inc.                                   902,625(b)
       49,780  BJ's Wholesale Club, Inc.                                1,642,740(b)
        9,500  Circuit City Stores, Inc.                                  315,281
       60,900  Dollar Tree Stores, Inc.                                 2,409,356(b)
       40,800  Family Dollar Stores, Inc.                                 798,150
       40,700  Insight Enterprise, Inc.                                 2,414,019(b)
       82,400  Intimate Brands, Inc.                                    1,627,400
       39,100  Men's Wearhouse, Inc.                                      872,419(b)
       41,850  Ross Stores, Inc.                                          714,066
       26,100  Tiffany & Co.                                            1,761,750
       22,600  Zale Corp.                                                 824,900(b)
                                                                   --------------
                                                                       14,282,706
                                                                   --------------

               Retail - Food & Drug - 0.3%
       36,100  Whole Foods Market, Inc.                                 1,491,381(b)
                                                                   --------------

               Services - 0.7%
       51,400  Manpower, Inc.                                           1,644,800
       59,400  Modis Professional Services, Inc.                          527,175(b)
       33,400  Robert Half International, Inc.                            951,900(b)
                                                                   --------------
                                                                        3,123,875
                                                                   --------------

               Services - Cyclical - 4.5%
       62,400  Acxiom Corp.                                             1,700,400(b)
       56,600  Cerner Corp.                                             1,542,350(b)
       42,900  Cintas Corp.                                             1,573,894
       66,600  Convergys Corp.                                          3,454,875(b)
       63,800  Crown Castle International Corp.                         2,328,700(b)
       19,750  Diamond Technology
               Partners, Inc.                                           1,738,000(b)
       22,100  Forrester Research, Inc.                                 1,609,156(b)
       20,500  Gemstar International
               Group, Ltd.                                              1,259,789(b)
       18,600  Lamar Advertising Co.                                      805,613(b)
       25,150  St Assembly Test Services,
               Ltd., ADR                                                  647,613(b)
       26,000  TMP Worldwide, Inc.                                      1,919,125
       38,100  True North
               Communications, Inc.                                     1,676,400
       19,300  Viad Corp.                                                 525,925
       10,020  Young & Rubicam, Inc.                                      573,019
                                                                   --------------
                                                                       21,354,859
                                                                   --------------

               Services - Technology - 3.3%
       15,200  Bisys Group, Inc.                                          934,800(b)
       21,400  Comdisco, Inc.                                             477,488
       53,925  Concord EFS, Inc.                                        1,402,050(b)
       41,000  CSG Systems International, Inc.                          2,298,563(b)
       23,300  DST Systems, Inc.                                        1,773,713(b)
       60,410  Fiserv, Inc.                                             2,612,733(b)
       38,300  MedQuist, Inc.                                           1,302,200(b)
       34,500  NOVA Corp.                                                 963,844(b)
       47,755  Paychex, Inc.                                            2,005,710
       66,130  SunGard Data Systems, Inc.                               2,050,030(b)
                                                                   --------------
                                                                       15,821,131
                                                                   --------------

               Telephone &
               Telecommunications - 2.6%
       29,600  Broadwing, Inc.                                            767,750(b)
       27,010  CenturyTel, Inc.                                           776,538
       42,900  FLAG Telecom Holdings, Ltd.                                638,138(b)
       23,800  ICG Communications, Inc.                                   525,088(b)
       34,100  Intermedia Communications of
               Florida, Inc.                                            1,014,475(b)
       35,000  ITC DeltaCom, Inc.                                         780,938(b)
       43,200  McLeodUSA, Inc.                                            893,700
       11,800  NEXTLINK
               Communications, Inc.                                       447,663(b)
       42,200  Primus Telecomm Group, Inc.                              1,049,725(b)
       18,300  Telephone and Data
               Systems, Inc.                                            1,834,575
        8,870  VoiceStream Wireless Corp.                               1,031,553(b)
       16,270  Western Wireless Corp.,
               Class A                                                    886,715(b)
       43,350  WinStar Communications, Inc.                             1,468,481
                                                                   --------------
                                                                       12,115,339
                                                                   --------------

               Textiles - 0.6%
       72,380  Jones Apparel Group, Inc.                                1,700,930(b)
       31,200  Liz Claiborne                                            1,099,800
                                                                   --------------
                                                                        2,800,730
                                                                   --------------

               Utilities - 1.7%
       30,360  AES Corp.                                                1,385,175(b)
       17,600  Calpine Corp.                                            1,157,200(b)
       20,500  CMS Energy Corp.                                           453,563
       33,000  DQE, Inc.                                                1,303,500
       31,700  Dynegy, Inc.                                             2,165,506
        6,400  Florida Progress Corp.                                     300,000
       42,000  Montana Power Co.                                        1,483,125
                                                                   --------------
                                                                        8,248,069
                                                                   --------------

               Waste Management - 0.1%
       43,300  Republic Services, Inc.,
               Class A                                                    692,800(b)
                                                                   --------------
               Total Common Stocks
               (cost $363,631,154)                                    435,392,291
                                                                   --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 8.1% (a)
               Commercial Paper
 $  2,300,000  Alcoa, Inc., 6.55%
               Due 7/5/2000                                             2,298,326
      575,000  Bestfoods Corp., 6.58%
               Due 7/14/2000                                              573,634
   22,700,000  General Electric
               Capital Corp., 6.95%
               Due 7/5/2000                                            22,682,471
    4,000,000  Merck & Co., Inc., 6.7%
               Due 7/7/2000                                             3,995,533
    5,000,000  New Center Asset Trust, 7.04%
               Due 7/3/2000                                             4,998,044
    1,500,000  Pfizer, Inc., 6.75%
               Due 7/5/2000                                             1,498,875
    2,500,000  Preferred Receivables
               Funding Corp., 6.58%
               Due 7/6/2000                                             2,497,715
               Total Commercial Paper
               (at amortized cost)                                     38,544,598
                                                                   --------------
               Total Investments
               (cost $402,175,752)                                 $  473,936,889(c)
                                                                   ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $402,175,752 and the net unrealized appreciation of investments based on that cost was $71,761,137 which is comprised of $97,974,993 aggregate gross unrealized appreciation and $26,213,856 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
World Growth Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Shares                                                                      Value
-------------                                                      --------------
               ARGENTINA - 0.1% (a)
               COMMON STOCKS
       16,470  Telefonica de Argentina
               ADR (USD)                                           $      522,913
                                                                   --------------

               AUSTRALIA - 2.4% (a)
               COMMON STOCKS
       55,000  Brambles Industries Ltd.                                 1,688,582
      100,084  Commonwealth Bank
               of Australia                                             1,657,391
       62,708  Lend Lease Corp.                                           799,104
      230,831  News Corp. Ltd.                                          3,175,115
       66,000  Telstra Corp.                                              149,991
      372,398  Telstra Corp. Ltd.                                       1,509,992
                                                                   --------------
                                                                        8,980,175
                                                                   --------------

               PREFERRED STOCKS
      456,696  News Corp. Ltd.                                          5,507,607
                                                                   --------------
               Total Australia                                         14,487,782
                                                                   --------------

               BELGIUM - 0.6% (a)
               COMMON STOCKS
        9,478  Credit Communal
               Holding/Dexia                                            1,398,017
       70,249  Fortis 'B'                                               2,044,195
        6,420  UCB SA                                                     235,851
                                                                   --------------
               Total Belgium                                            3,678,063
                                                                   --------------

               BRAZIL - 2.4% (a)
               COMMON STOCKS
       24,000  Embratel Participacoes SA                                  567,000
       12,602  Tele Sudeste Celular
               Participacoes S.A.                                         384,361
       66,011  Telecomunicacues Brasilieras
               SA ADR (USD)                                             6,411,318
       63,011  Telesp - Telecomunicacoes
               de Sao Paulo S.A.                                        1,165,704
       19,000  Unibanco - Uniao de Bancos
               Brasileiros SA GDR (USD)                                   546,250
                                                                   --------------
                                                                        9,074,633
                                                                   --------------

               PREFERRED STOCKS
    5,931,000  Banco Itau SA                                              521,244
      128,490  Petroleo Brasileiro
               SA - Petrobras                                           3,882,842
   23,702,000  Telesp Celular
               Participacoes S.A.                                         428,436(b)
                                                                   --------------
               Total Brazil                                            13,907,155
                                                                   --------------

               CANADA - 1.2% (a)
               COMMON STOCKS
       19,880  Alcan Aluminum                                             617,892
       69,062  Celestica Inc.                                           3,427,202(b)
       34,560  Nortel Networks Corp.                                    2,398,184
        9,330  Royal Bank of Canada                                       477,532
                                                                   --------------
               Total Canada                                             6,920,810
                                                                   --------------

               DENMARK - 0.1% (a)
               COMMON STOCKS
       12,254  Teledanmark                                                824,700
                                                                   --------------

               FINLAND - 2.9% (a)
               COMMON STOCKS
      334,100  Nokia Oyj                                               17,048,701
                                                                   --------------

               FRANCE - 12.4% (a)
               COMMON STOCKS
      114,585  Alcatel                                                  7,515,392
        4,500  Altran Technologies SA                                     881,141
        9,182  Aventis SA                                                 658,331
       74,447  Aventis SA                                               5,433,652
       45,529  AXA                                                      7,171,982
       58,540  Banque Nationale De Paris                                5,633,527
        3,030  Canal Plus                                                 509,123
       10,160  Cap Gemini SA                                            1,789,605
        8,132  Carrefour                                                  555,875
       11,810  Cie de St. Gobain                                        1,596,542
        3,200  Group Danone                                               424,651
        6,670  Hermes International                                       901,051
        3,101  Lafarge Coppee                                             240,987
       10,109  Legrand                                                  2,268,001
          804  L'Oreal                                                    696,194
       88,606  Sanofi-Synthelabo                                        4,221,150
        9,350  Schneider SA                                               651,631
       16,516  Societe Generale                                           993,373
      120,600  Societe Television Francaise 1                           8,404,992
        4,041  Sodexho                                                    733,009
       54,324  STMicroeletronics NV                                     3,422,968
       62,357  Total 'B'                                                9,560,880
      101,113  Vivendi                                                  8,924,441
                                                                   --------------
               Total France                                            73,188,498
                                                                   --------------

               GERMANY - 4.8% (a)
               COMMON STOCKS
        9,700  Allianz AG                                               3,484,762
       16,722  Bayer AG                                                   652,629
       63,356  Bayerische Vereinsbank AG                                4,092,483
       47,516  Deutsche Bank AG                                         3,910,338
       55,185  Deutsche Telekom AG                                      3,150,572
       24,877  Gehe AG                                                    819,378
       40,278  Infineon Technologies AG                                 3,174,330(b)
        9,148  Rhoen Klinikum AG                                          362,444
       34,320  SAP AG                                                   5,127,772
        6,183  Siemens AG                                                 932,660
       41,465  Veba AG                                                  1,999,126
                                                                   --------------
                                                                       27,706,494
                                                                   --------------

               PREFERRED STOCKS
        2,130  SAP AG                                                     393,891
                                                                   --------------
               Total Germany                                           28,100,385
                                                                   --------------

               HONG KONG - 3.6% (a)
               COMMON STOCKS
      274,000  Cheung Kong Holdings Ltd.                                3,013,982
      624,000  China Telecom Ltd.                                       5,503,175
      856,000  China Unicom Limited                                     1,806,324
      273,000  Doa Heng Bank Ltd.                                       1,208,197
      252,000  Henderson Land
               Development Ltd.                                         1,108,794
      480,800  Hong Kong
               Telecommunications Ltd.                                  1,060,838
      393,200  Hutchison Whampoa                                        4,943,057
      979,000  Pacific Century Cyberworks Ltd.                          1,934,013(b)
       69,000  Sun Hung Kai Properties Ltd.                               495,671
                                                                   --------------
               Total Hong Kong                                         21,074,051
                                                                   --------------

               INDIA - 0.2% (a)
               COMMON STOCKS
       80,291  ICICI Limited                                            1,505,456
                                                                   --------------

               IRELAND - 0.2% (a)
               COMMON STOCKS
       28,507  SmartForce plc                                           1,368,336(b)
                                                                   --------------

               ITALY - 5.8% (a)
               COMMON STOCKS
      157,000  Alleanza Assicurazioni                                   2,090,937
      594,177  Credito Italiano SpA                                     2,841,978
      515,491  Ente Nazionale Idrocarburi                               2,977,444
       22,477  Instituto Bancario San
               Paolo di Torino                                            398,919
       72,000  Mediaset SpA                                             1,099,815
      146,645  Mediolanum SpA                                           2,385,635
      254,200  Tecnost                                                    958,605
      753,400  Telecom Italia Mobile SpA                                7,696,203
      382,903  Telecom Italia SpA                                       5,264,030
    1,237,105  Banca Intesa SpA                                         5,539,193
      360,000  Bipop-Carire SpA                                         2,832,023
                                                                   --------------
               Total Italy                                             34,084,782
                                                                   --------------

               JAPAN - 19.9% (a)
               COMMON STOCKS
       33,000  Bridgestone Corp.                                          698,223
      173,000  Canon                                                    8,608,831
           93  DDI Corp.                                                  894,020
          124  East Japan Railway                                         719,891
       22,300  Fanuc Co.                                                2,267,725
      505,000  Fuji Bank Ltd.                                           3,836,106
          218  Fuji Television Network Inc.                             3,410,584
      112,000  Fujitsu Ltd.                                             3,873,899
       68,000  Hitachi                                                    980,538
       18,000  Ito-Yokado Co.                                           1,082,324
       33,000  Kao Corp.                                                1,007,681
       44,000  Kokuyo Co. Ltd.                                            721,135
       44,000  Kyocera                                                  7,460,158
       56,000  Makita Corp.                                               533,585
       99,000  Marui Co. Ltd.                                           1,894,067
      203,000  Matsushita Electric
               Industrial Co.                                           5,261,298
      285,000  Mitsui Fudosan                                           3,088,921
       52,000  Murata Manufacturing                                     7,459,027
      249,000  NEC Corp.                                                7,814,618
          664  Nippon Telegraph &
               Telecom Corp.                                            8,823,713
      221,000  Nomura Securities Co. Ltd.                               5,404,976
          223  NTT Mobile Communication
               Network Inc.                                             6,031,855
       63,000  Sankyo Co.                                               1,422,035
       37,000  Seven-Eleven Japan Co. Ltd.                              3,093,068
       38,300  Shin-Etsu Chemical Co. Ltd.                              1,941,982
       82,000  Shiseido Co. Ltd.                                        1,267,424
        9,500  Softbank Corp.                                           1,289,289
       76,400  Sony Corp.                                               7,128,411
      303,000  Sumitomo Bank Ltd.                                       3,712,361
      143,000  Sumitomo Corp.                                           1,607,832
       45,000  Sumitomo Electric
               Industries Ltd.                                            771,029
       19,000  TDK Corp.                                                2,728,995
      565,000  Toshiba Corp.                                            6,373,922
       77,000  Yamanouchi Pharmaceutical
               Co. Ltd.                                                 4,201,781
                                                                   --------------
               Total Japan                                            117,411,304
                                                                   --------------

               LUXEMBOURG - 0.1% (a)
               COMMON STOCKS
        2,714  Societe Europeenne
               des Satellites                                             456,026
                                                                   --------------

               MEXICO - 2.1% (a)
               COMMON STOCKS
       84,500  Grupo Televisa GDR (USD)                                 5,825,219(b)
      111,870  Telefonos de Mexico 'L'
               ADS (USD)                                                6,390,575
       42,000  Grupo Iusacell SA de CV                                    656,250(b)
                                                                   --------------
               Total Mexico                                            12,872,044
                                                                   --------------

               NETHERLANDS - 6.6% (a)
               COMMON STOCKS
       26,056  ABN Amro Holdings NV                                       638,310
        5,460  Akzo Nobel NV                                              231,964
       28,918  CSM NV                                                     568,725
       19,303  Equant NV                                                  784,320(b)
       97,590  Fortis (NL) NV                                           2,840,729
      104,472  ING Groep NV                                             7,061,554
       35,260  KPN NV                                                   1,577,099
       64,518  Royal Dutch Petroleum Co.                                4,009,858
        8,490  TNT Post Groep NV                                          228,978
       44,892  United Pan-Europe
               Communications NV                                        1,173,892(b)
      121,420  VNU NV                                                   6,271,257
       67,810  Wolters Kluwer                                           1,806,197
      102,790  ASM Lithography
               Holdings NV                                              4,417,977(b)
      155,340  Philips Electronics NV                                   7,326,176
                                                                   --------------
               Total Netherlands                                       38,937,036
                                                                   --------------

               NEW ZEALAND - 0.2% (a)
               COMMON STOCKS
      273,000  Telecom Corp. of
               New Zealand                                                954,079
                                                                   --------------

               NORWAY - 0.2% (a)
               COMMON STOCKS
       63,980  Orkla 'A' ASA                                            1,215,400
                                                                   --------------

               PORTUGAL - 0.1% (a)
               COMMON STOCKS
       36,663  Jeronimo Martins                                           604,138
                                                                   --------------

               SINGAPORE - 0.4% (a)
               COMMON STOCKS
      342,112  United Overseas Bank                                     2,238,486
                                                                   --------------

               SOUTH KOREA - 0.6% (a)
               COMMON STOCKS
       53,991  Korea Equity Fund (USD)                                    759,248
       46,400  Korea Telecom                                            2,244,600
       14,389  Pohang Iron & Steel
               ADR (USD)                                                  345,336
                                                                   --------------
               Total South Korea                                        3,349,184
                                                                   --------------

               SPAIN - 3.1% (a)
               COMMON STOCKS
      281,234  Banco Bilboa Vizcaya SA                                  4,201,935
      332,057  Banco Santander
               Central Hispano                                          3,503,015
      149,964  Endesa SA                                                2,904,933
       82,990  Repsol SA                                                1,651,958
      286,241  Telefonica SA                                            6,148,674
                                                                   --------------
               Total Spain                                             18,410,515
                                                                   --------------

               SWEDEN - 3.1% (a)
               COMMON STOCKS
       14,370  Atlas Copco AB 'B'                                         268,827
       58,825  Electrolux AB 'B'                                          910,387
       90,600  Hennes & Mauritz AB                                      1,890,068
      404,501  Nordbanken Holding AB                                    3,049,809
      216,408  Securitas AB                                             4,588,242
       57,295  Nordic Baltic Holding
               (NBH) AB                                                   417,853(b)
       17,120  Sandvik AB                                                 359,093
      385,360  Telefonaktiebolaget LM
               Ericsson AB                                              7,624,186
                                                                   --------------
               Total Sweden                                            19,108,465
                                                                   --------------

               SWITZERLAND - 4.4% (a)
               COMMON STOCKS
       21,397  ABB AG                                                   2,561,003
       12,848  ABB Ltd.                                                 1,488,737
        7,927  Adecco SA                                                6,735,010
       12,950  Credit Suisse Group                                      2,576,028
        3,015  Nestle SA                                                6,034,436
          169  Roche Holdings AG                                        1,645,142
        1,832  Swisscom AG                                                634,512
       28,556  UBS AG                                                   4,183,709
                                                                   --------------
               Total Switzerland                                       25,858,577
                                                                   --------------

               TAIWAN - 0.4% (a)
               COMMON STOCKS
       39,937  Hon Hai Precision Industry
               Co. Ltd. GDR (USD)                                         992,434
      266,000  Taiwan Semiconductor
               Manufacturing Company Ltd.                               1,263,987(b)
                                                                   --------------
               Total Taiwan                                             2,256,421
                                                                   --------------

               UNITED KINGDOM - 18.3% (a)
               COMMON STOCKS
       66,000  Abbey National plc                                         788,930
       98,179  AstraZeneca Group plc                                    4,582,910
      176,000  Baltimore Technologies plc                               1,331,528(b)
       63,012  BG Group plc                                               407,116
      282,000  BP Amoco plc (USD)                                       2,705,241
      469,100  Cable & Wireless                                         7,942,607
      250,650  Cadbury Schweppes                                        1,645,982
       77,000  Celltech Group plc                                       1,491,311(b)
      112,800  Centrica                                                   376,344
      439,000  Compass Group plc                                        5,782,303
       97,000  David S. Smith                                             235,303
       79,000  Electrocomponents                                          806,860
       18,000  GKN plc                                                    229,598
      391,200  Glaxo Wellcome                                          11,406,387
       43,000  Hays                                                       239,758
      151,200  HSBC Holdings plc                                        1,731,076
      240,000  Kingfisher                                               2,184,311
      169,600  Marconi plc                                              2,206,947
      783,000  Reed International plc                                   6,812,353
      530,400  Royal Bank of
               Scotland Group plc                                       8,876,182
      164,000  RTZ                                                      2,680,002
    1,066,000  Shell Transport & Trading Co.                            8,895,498
      478,800  SmithKline Beecham plc                                   6,266,684
      153,000  Standard Chartered plc                                   1,905,280
      329,800  Tesco                                                    1,025,487
      560,008  Tomkins                                                  1,819,680
      243,642  Unilever                                                 1,474,619
       84,300  United News & Media                                      1,211,766
    3,893,365  Vodafone AirTouch plc                                   15,729,102
      382,000  WPP Group plc                                            5,577,739
                                                                   --------------
               Total United Kingdom                                   108,368,904
                                                                   --------------

Principal
Amount
------------
               SHORT-TERM
               SECURITIES - 3.8% (a)
               Commercial Paper
 $  2,000,000  Associates Corp. of
               North America, 6.85%
               Due 7/3/2000                                             1,999,239
   13,700,000  Electronic Data Systems Corp.,
               6.92% Due 7/5/2000                                      13,689,466
    7,000,000  Merck and Co. Inc., 6.7%
               Due 7/7/2000                                             6,992,183
                                                                   --------------
               Total Short-Term Securities
               (at amortized cost)                                     22,680,888
                                                                   --------------
               Total Investments
               (cost $464,999,229)                                 $  591,433,096(d)
                                                                   ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:

                                                                   % of
                                    Cost            Value        Portfolio
                                ------------    ------------     ---------
Common Stocks
& Warrants                      $433,216,549    $558,018,188       94.4%
Preferred Stocks                   9,101,792      10,734,020        1.8%
Short-Term                        22,680,888      22,680,888        3.8%
                                ------------    ------------   --------
Total Investments               $464,999,229    $591,433,096      100.0%
                                ============    ============   ========

(d) At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $464,999,229 and the net unrealized appreciation of investments based on that cost was $126,433,867 which is comprised of $142,996,027 aggregate gross unrealized appreciation and $16,562,160 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:

    (ADR) - American Depository Receipts
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
Growth Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Shares                                                                      Value
-------------                                                      --------------
               COMMON STOCKS - 93.9% (a)
               Aerospace & Defense - 0.2%
      275,000  Boeing Co.                                              11,498,411
                                                                   --------------

               Airlines - 0.2%
       48,800  Alaska Air Group, Inc.                                   1,323,700(b)
       80,000  Delta Air Lines, Inc.                                    4,045,000
      111,900  Northwest Airlines Corp.,
               Class A                                                  3,405,956(b)
                                                                   --------------
                                                                        8,774,656
                                                                   --------------

               Automotive - 0.4%
      228,200  Ford Motor Co.                                           9,812,600
      163,400  Lear Corp.                                               3,268,000(b)
      400,000  Tower Automotive, Inc.                                   5,000,000(b)
       29,879  Visteon Corp.                                              362,282
                                                                   --------------
                                                                       18,442,882
                                                                   --------------

               Banks - 2.6%
      250,000  Bank of America Corp.                                   10,750,000
      550,000  Bank of New York Co., Inc.                              25,575,000
      270,000  Bank United Corp., Class A                               9,500,625
      500,000  Chase Manhattan Corp.                                   23,031,250
      215,300  Compass Bancshares, Inc.                                 3,673,556
      469,591  FleetBoston Financial Corp.                             15,966,094
      112,700  State Street Corp.                                      11,953,244
      100,000  TCF Financial Corp.                                      2,570,313
      171,500  UnionBanCal Corp.                                        3,183,469
      569,700  U.S. Bancorporation                                     10,966,725
      477,300  Wells Fargo & Co.                                       18,495,375
                                                                   --------------
                                                                      135,665,651
                                                                   --------------

               Biotechnology - 1.8%
      328,500  Amgen, Inc.                                             23,077,125
      289,900  Biogen, Inc.                                            18,698,550(b)
      195,300  Genzyme Corp.                                           11,608,144(b)
       50,000  Human Genome Sciences, Inc.                              6,668,750
      220,100  Immunex Corp.                                           10,881,194
       54,400  Invitrogen Corp.                                         4,091,050(b)
      270,000  MedImmune, Inc.                                         19,980,000(b)
                                                                   --------------
                                                                       95,004,813
                                                                   --------------

               Broadcasting - 3.0%
      245,000  AMFM, Inc.                                              16,905,000(b)
    1,648,216  AT&T Corp./Liberty Media
               Group, Class A                                          39,969,238
      230,000  Cablevision Systems Corp.,
               Class A                                                 15,611,250(b)
      366,000  Charter Communications, Inc.,
               Class A                                                  6,016,125(b)
      325,000  Clear Channel
               Communications, Inc.                                    24,375,000(b)
      550,000  Comcast Corp., Class A                                  22,275,000(b)
      181,300  Echostar Communications
               Corp., Class A                                           6,002,730
      435,050  Infinity Broadcasting Corp.,
               Class A                                                 15,852,134(b)
      600,000  USA Networks, Inc.                                      12,975,000
                                                                   --------------
                                                                      159,981,477
                                                                   --------------

               Chemicals - 0.3%
      210,000  Dow Chemical Co.                                         6,339,375
      260,000  Praxair, Inc.                                            9,733,750
                                                                   --------------
                                                                       16,073,125
                                                                   --------------

               Communications
               Equipment - 7.4%
      550,000  ADC Telecommunications, Inc.                            46,131,250
      200,000  American Tower Corp., Class A                            8,337,500(b)
      220,000  CIENA Corp.                                             36,671,250(b)
      280,000  Comverse Technology, Inc.                               26,040,000
      155,000  Corning, Inc.                                           41,830,625
      190,000  Digital Microwave Corp.                                  7,243,750(b)
      180,100  Ericsson (L.M.)
               Telecommunications,
               Class B, ADR                                             3,602,000
      170,000  General Motors Corp., Class H                           14,917,500(b)
       28,600  Gilat Satellite Networks, Ltd.                           1,984,125(b)
      565,000  Lucent Technologies, Inc.                               33,476,250
      320,000  Motient Corp.                                            5,020,000(b)
      800,000  Motorola, Inc.                                          23,250,000
      855,000  Nokia Corp., ADR                                        42,696,563
      601,000  Nortel Networks Corp.                                   41,018,250
      225,000  QUALCOMM, Inc.                                          13,500,000
      240,000  Scientific-Atlanta, Inc.                                17,880,000
       80,000  Sycamore Networks, Inc.                                  8,830,000(b)
      268,200  Tellabs, Inc.                                           18,354,938(b)
                                                                   --------------
                                                                      390,784,001
                                                                   --------------

               Computers - Hardware - 4.3%
       85,000  Alteon WebSystems, Inc.                                  8,505,313(b)
      117,400  Apple Computer                                           6,148,825(b)
      272,000  Compaq Computer Corp.                                    6,953,000
      880,000  Dell Computer Corp.                                     43,395,000(b)
      120,000  Electronics for Imaging, Inc.                            3,037,500(b)
       82,600  Extreme Networks, Inc.                                   8,714,300(b)
      193,800  Gateway, Inc.                                           10,998,150(b)
       28,950  Handspring, Inc.                                           781,650(b)
      228,700  Hewlett Packard Co.                                     28,558,913
      385,000  International Business
               Machines Corp.                                          42,181,563
      750,000  Sun Microsystems, Inc.                                  68,203,125
                                                                   --------------
                                                                      227,477,339
                                                                   --------------

               Computers - Networking - 3.6%
      220,000  3Com Corp.                                              12,677,500(b)
      204,500  Cabletron Systems, Inc.                                  5,163,625(b)
    2,350,000  Cisco Systems, Inc.                                    149,371,875
      186,700  Genuity, Inc.                                            1,709,472(b)
      235,000  Network Appliance, Inc.                                 18,917,500
                                                                   --------------
                                                                      187,839,972
                                                                   --------------

               Computers -
               Peripherals - 2.0%
   1,245,0000  EMC Corp.                                               95,787,188(b)
      107,500  Lexmark International
               Group, Inc., Class A                                     7,229,375(b)
                                                                   --------------
                                                                      103,016,563
                                                                   --------------

               Computers - Software &
               Services - 9.6%
       71,400  Active Software, Inc.                                    5,546,888(b)
      120,000  Adobe Systems, Inc.                                     15,600,000
      475,000  America Online, Inc.                                    25,056,250
       50,000  Ariba, Inc.                                              4,902,344
      252,900  At Home Corp., Series A                                  5,247,675(b)
      263,300  BEA Systems, Inc.                                       13,016,894
      159,900  BroadVision, Inc.                                        8,124,919
      100,000  Citrix Systems, Inc.                                     1,893,750
      179,900  Computer Associates
               International, Inc.                                      9,208,631
       69,500  EBay, Inc.                                               3,774,719(b)
      130,000  Entrust Technologies, Inc.                              10,757,500(b)
       68,150  Equant N.V. (USD)                                        2,930,450(b)
      163,500  Etinuum, Inc.                                              919,688(b)
      230,000  Exodus Communications, Inc.                             10,594,375
       93,200  FirePond, Inc.                                           3,355,200(b)
       85,000  I-2 Technologies, Inc.                                   8,862,578
      409,000  Informix Corp.                                           3,041,938(b)
       90,000  InterWorld Corp.                                         1,845,000(b)
      331,000  Intuit, Inc.                                            13,695,125(b)
       29,800  ISS Group, Inc.                                          2,942,284(b)
      121,500  Jacada, Ltd.                                             1,541,531(b)
       76,000  Macromedia, Inc.                                         7,348,250(b)
       76,350  Mercury Interactive Corp.                                7,386,863
    1,300,000  Microsoft Corp.                                        104,000,000(b)
      161,500  Network Associates, Inc.                                 3,290,563(b)
       43,750  Opus360 Corp.                                              161,328(b)
      800,000  Oracle Corp.                                            67,250,000
      296,700  Parametric Technology Corp.                              3,263,700(b)
      546,400  PeopleSoft, Inc.                                         9,152,200(b)
      235,075  Peregrine Systems, Inc.                                  8,154,164
       75,000  Phone.com, Inc.                                          4,884,375(b)
       65,400  Portal Software, Inc.                                    4,177,425(b)
      350,000  Rational Software Corp.                                 32,528,125(b)
      121,200  SciQuest.com, Inc.                                       1,386,225(b)
      122,500  Siebel Systems, Inc.                                    20,036,406
       89,100  Symantec Corp.                                           4,805,831(b)
      125,000  VeriSign, Inc.                                          22,062,500
      315,000  Veritas Software Corp.                                  35,599,922
      125,000  Vignette Corp.                                           6,501,953
       70,000  Yahoo!, Inc.                                             8,671,250
                                                                   --------------
                                                                      503,518,819
                                                                   --------------

               Consumer Finance - 1.0%
      300,000  Household International, Inc.                           12,468,750
      778,000  MBNA Corp.                                              21,103,250
      225,000  Providian Financial Corp.                               20,250,000
                                                                   --------------
                                                                       53,822,000
                                                                   --------------

               Electrical Equipment - 4.0%
      180,000  AVX Corp.                                                4,128,750
      485,000  Flextronics International, Ltd.                         33,313,438
    2,000,000  General Electric Co.                                   106,000,000
      278,200  Koninklijke (Royal) Philips
               Electronics N.V., ADR                                   13,214,500
      116,700  Manufacturers' Services, Ltd.                            2,399,644(b)
      250,000  Sanmina Corp.                                           21,375,000(c)
      126,600  SCI Systems, Inc.                                        4,961,138
      346,600  Solectron Corp.                                         14,513,875
       75,000  SPX Corp.                                                9,070,313(b)
                                                                   --------------
                                                                      208,976,658
                                                                   --------------

               Electronics - 10.3%
      225,000  Agilent Technologies, Inc.                              16,593,750(b)
      285,000  Altera Corp.                                            29,052,188(b)
      440,000  Analog Devices, Inc.                                    33,440,000
       80,800  Arrow Electronics, Inc.                                  2,504,800(b)
      245,300  Credence Systems Corp.                                  13,537,494(b)
    1,000,000  Intel Corp.                                            133,687,500
      545,000  JDS Uniphase Corp.                                      65,331,875
      150,700  Lattice Semiconductor Corp.                             10,417,138(b)
      125,000  Linear Technology Corp.                                  7,992,188
      360,500  LSI Logic Corp.                                         19,512,063
      325,000  Maxim Integrated
               Products, Inc.                                          22,079,688
      245,000  Microchip Technology, Inc.                              14,275,078
      225,000  Micron Technology, Inc.                                 19,814,063
      347,000  National Semiconductor Corp.                            19,692,250(b)
      140,000  PMC-Sierra, Inc.                                        24,876,250
       70,700  RF Micro Devices, Inc.                                   6,195,088(b)
       50,000  Semtech Corp.                                            3,824,219(b)
       33,900  Sequenom Industrial
               Genomics, Inc.                                           1,538,213(b)
       75,000  STMicroelectronics N.V., ADR                             4,814,063
       30,550  Stratos Lightwave, Inc.                                    851,581(b)
      150,000  Tektronix, Inc.                                         11,100,000
      730,000  Texas Instruments, Inc.                                 50,141,875
      338,000  Xilinx, Inc.                                            27,906,125
                                                                   --------------
                                                                      539,177,489
                                                                   --------------

               Entertainment - 2.2%
       12,186  Acclaim Entertainment, Inc.,
               Stock Warrants                                                   0(b)
      366,600  Disney (Walt) Co.                                       14,228,663
      378,100  Fox Entertainment Group, Inc.,
               Class A                                                 11,484,788(b)
      110,400  Premier Parks, Inc.                                      2,511,600(b)
      445,000  Time Warner, Inc.                                       33,820,000
      800,000  Viacom, Inc., Class B                                   54,550,000(b)
                                                                   --------------
                                                                      116,595,051
                                                                   --------------

               Equipment -
               Semiconductors - 1.8%
      355,000  Applied Materials, Inc.                                 32,171,875
      109,800  Applied Science & Technology                             2,841,075(b)
       90,000  ASM Lithography
               Holding N.V. (USD)                                       3,971,250(b)
      460,000  KLA Instruments Corp.                                   26,938,750
      546,400  LAM Research Corp.                                      20,490,000
      144,100  SpeedFam-IPEC, Inc.                                      2,620,819(b)
      195,100  Taiwan Semiconductor
               Manufacturing Co.                                        7,572,319(b)
                                                                   --------------
                                                                       96,606,088
                                                                   --------------

               Financial - Diversified - 3.7%
      437,400  Ace, Ltd.                                               12,247,200
      640,000  American Express Co.                                    33,360,000
    1,360,000  Citigroup, Inc.                                         81,940,000
      350,000  Federal Home Loan
               Mortgage Corp.                                          14,175,000
      360,000  Federal National
               Mortgage Association                                    18,787,500
      157,000  Glimcher Realty Trust                                    2,256,875
      365,000  Morgan Stanley Dean
               Witter & Co.                                            30,386,250
                                                                   --------------
                                                                      193,152,825
                                                                   --------------

               Food & Beverage - 1.0%
      346,800  Coca-Cola Co.                                           19,919,325
      350,000  ConAgra, Inc.                                            6,671,875
      599,400  PepsiCo, Inc.                                           26,635,838
                                                                   --------------
                                                                       53,227,038
                                                                   --------------

               Freight & Shipping - 0.2%
      139,100  Kansas City Southern
               Industries, Inc.                                        12,336,431
                                                                   --------------

               Health Care -
               Diversified - 1.7%
      435,000  American Home
               Products Corp.                                          25,556,250
      392,400  Bristol-Myers Squibb Co.                                22,857,300
      400,000  Johnson & Johnson                                       40,750,000
                                                                   --------------
                                                                       89,163,550
                                                                   --------------

               Health Care - Drugs &
               Pharmaceuticals - 5.6%
      160,600  Biovail Corp.                                            8,903,263(b)
      300,000  Eli Lilly & Co.                                         29,962,500
      140,000  Genentech, Inc.                                         24,080,000
      400,000  Merck & Co., Inc.                                       30,650,000
    2,232,950  Pfizer, Inc.                                           107,181,600
      675,000  Pharmacia Corp.                                         34,889,063
      450,000  Schering-Plough Corp.                                   22,725,000
       78,000  Sepracor, Inc.                                           9,408,750(b)
      381,300  Teva Pharmaceutical Industries,
               Ltd., ADR                                               21,138,319
      100,000  Watson Pharmaceuticals, Inc.                             5,375,000(b)
                                                                   --------------
                                                                      294,313,495
                                                                   --------------

               Health Care - Medical
               Products & Supplies - 1.4%
      221,700  Baxter International, Inc.                              15,588,281
      169,700  Becton, Dickinson & Co.                                  4,868,269
      265,000  Biomet, Inc.                                            10,185,938
      200,000  Guidant Corp.                                            9,900,000(b)
      480,000  Medtronic, Inc.                                         23,910,000
      145,000  PE Corp./PE Biosystems Group                             9,551,875
                                                                   --------------
                                                                       74,004,363
                                                                   --------------

               Health Care
               Management - 0.9%
      250,000  Healthcare (The) Corp.                                   7,593,750
      653,700  Oxford Health Plans, Inc.                               15,566,231(b)
      350,200  Tenet Healthcare Corp.                                   9,455,400
      146,500  UnitedHealth Group, Inc.                                12,562,375
                                                                   --------------
                                                                       45,177,756
                                                                   --------------

               Homebuilding - 0.1%
      150,900  Kaufman & Broad Home Corp.                               2,989,706
                                                                   --------------

               Housewares & Household
               Products - 0.3%
      255,000  Procter & Gamble Co.                                    14,598,750
                                                                   --------------

               Insurance - 2.4%
      170,900  Allstate Corp.                                           3,802,525
      215,000  American General Corp.                                  13,115,000
      500,000  American International
               Group, Inc.                                             58,750,000
      160,000  CIGNA Corp.                                             14,960,000
      136,000  Lincoln National Corp.                                   4,913,000
      170,000  Marsh & McLennan
               Companies, Inc.                                         17,754,375
      233,350  MetLife Capital Trust I                                  4,914,934(b)
      106,500  The Hartford Financial
               Services Group, Inc.                                     5,957,344
                                                                   --------------
                                                                      124,167,178
                                                                   --------------

               Investment Banking &
               Brokerage - 1.1%
      224,000  AXA Financial, Inc.                                      7,616,000
      160,000  Donaldson, Lufkin &
               Jenrette, Inc.                                           6,790,000
      120,000  Lehman Brothers Holdings, Inc.                          11,347,500
      143,000  Merrill Lynch & Co., Inc.                               16,445,000
      100,000  PaineWebber Group, Inc.                                  4,550,000
      379,500  Schwab, Charles Corp.                                   12,760,688
                                                                   --------------
                                                                       59,509,188
                                                                   --------------

               Investment
               Management - 0.3%
      120,000  Standard & Poor's Depositary
               Receipts Trust                                          17,433,750
                                                                   --------------

               Leisure Products - 0.3%
      280,000  Harley Davidson, Inc.                                   10,780,000
      341,400  Mattel, Inc.                                             4,502,213
                                                                   --------------
                                                                       15,282,213
                                                                   --------------

               Lodging & Hotels - 0.3%
       95,000  Carnival Corp., Inc.                                     1,852,500
      176,700  Marriott International, Inc.                             6,372,244
      198,000  Starwood Hotels & Resorts                                6,447,375
                                                                   --------------
                                                                       14,672,119
                                                                   --------------

               Machinery -
               Diversified - 0.2%
      666,200  AGCO Corp.                                               8,160,950
                                                                   --------------

               Manufacturing - 2.3%
      275,000  Honeywell International, Inc.                            9,264,063
      150,000  Illinois Tool Works, Inc.                                8,550,000
      160,000  Jabil Circuit, Inc.                                      7,940,000
      179,550  Millipore Corp.                                         13,533,581
      100,000  Minnesota Mining &
               Manufacturing Co.                                        8,250,000
    1,193,200  Tyco International, Ltd.                                56,527,850
      275,000  United Technologies Corp.                               16,190,625
                                                                   --------------
                                                                      120,256,119
                                                                   --------------

               Metals Mining - 0.03%
      170,000  Freeport McMoRan
               Copper & Gold, Class B                                   1,572,500(b)
                                                                   --------------

               Oil & Gas - 3.9%
      200,000  Apache Corp.                                            11,762,500
       93,200  Baker Hughes, Inc.                                       2,982,400
      200,000  Diamond Offshore
               Drilling, Inc.                                           7,025,000
      246,700  ENSCO International, Inc.                                8,834,944
      430,000  Exxon Mobil Corp.                                       33,755,000
      185,000  Kerr McGee Corp.                                        10,903,438
      421,200  Marine Drilling Companies, Inc.                         11,793,600(b)
      198,600  Nabors Industries, Inc.                                  8,254,313(b)
      360,000  Rowan Companies, Inc.                                   10,935,000(b)
      195,000  Royal Dutch Petroleum Co.                               12,004,688
      360,000  Schlumberger, Ltd.                                      26,865,000
      200,000  Smith International, Inc.                               14,562,500(b)
      150,000  Texaco, Inc.                                             7,987,500
      324,400  Transocean Sedco Forex, Inc.                            17,335,125
      255,900  Unocal Corp.                                             8,476,688
      328,700  Weatherford International, Inc.                         13,086,369(b)
                                                                   --------------
                                                                      206,564,065
                                                                   --------------

               Paper & Forest
               Products - 0.2%
      165,000  Boise Cascade Corp.                                      4,269,375
      150,000  Bowater, Inc.                                            6,618,750
                                                                   --------------
                                                                       10,888,125
                                                                   --------------

               Personal Care - 0.1%
      100,000  Gillette Co.                                             3,493,750
                                                                   --------------

               Restaurants - 0.3%
      260,000  McDonald's Corp.                                         8,563,750
      245,500  Outback Steakhouse, Inc.                                 7,180,875(b)
                                                                   --------------
                                                                       15,744,625
                                                                   --------------

               Retail - 3.8%
      400,000  Abercrombie & Fitch Co.,
               Class A                                                  4,875,000(b)
      137,000  Best Buy Co., Inc.                                       8,665,250(b)
      236,900  Circuit City Stores, Inc.                                7,862,119
      156,900  Family Dollar Stores, Inc.                               3,069,356
      262,800  Gap, Inc.                                                8,212,500
    1,090,000  Home Depot, Inc.                                        54,431,875
      313,200  Kohl's Corp.                                            17,421,750
      190,000  Limited (The), Inc.                                      4,108,750
      300,000  Lowe's Companies                                        12,318,750
    1,000,100  Office Depot, Inc.                                       6,250,625(b)
      647,900  PetsMart, Inc.                                           2,186,663(b)
      102,700  Radioshack Corp.                                         4,865,413
      137,550  Ross Stores, Inc.                                        2,346,947
      262,700  Target Corp.                                            15,236,600
      860,000  Wal-Mart Stores, Inc.                                   49,557,500
                                                                   --------------
                                                                      201,409,098
                                                                   --------------

               Retail - Food & Drug - 1.1%
      400,000  CVS Corp.                                               16,000,000
      600,000  Kroger Co.                                              13,237,500(b)
      600,000  Safeway, Inc.                                           27,075,000(b)
                                                                   --------------
                                                                       56,312,500
                                                                   --------------
               Services - Cyclical - 1.4%
      987,200  Cendant Corp.                                           13,820,800(b)
       76,700  CMGI, Inc.                                               3,513,819
      160,000  Gemstar International
               Group, Ltd.                                              9,832,500(b)
      134,300  Harris Interactive, Inc.                                   650,516(b)
      415,000  Interpublic Group of
               Companies., Inc.                                        17,845,000
      340,000  Omnicom Group, Inc.                                     30,281,250
                                                                   --------------
                                                                       75,943,885
                                                                   --------------

               Services - Technology - 1.3%
      235,000  Automatic Data Processing, Inc.                         12,587,188
      100,000  Computer Sciences Corp.                                  7,468,750(b)
      413,300  Concord EFS, Inc.                                       10,745,800(b)
      153,400  Electronic Data Systems Corp.                            6,327,750
      323,700  Equifax, Inc.                                            8,497,125
      340,000  First Data Corp.                                        16,872,500
      217,134  MarchFirst, Inc.                                         3,962,696(b)
                                                                   --------------
                                                                       66,461,809
                                                                   --------------

               Telephone &
               Telecommunications - 4.8%
      579,900  AT&T Corp.                                              18,339,338
      251,000  Bell Atlantic Corp.                                     12,753,938
      130,000  BellSouth Corp.                                          5,541,250
      100,000  Broadwing, Inc.                                          2,593,750(b)
      135,000  Cable & Wireless plc, ADR                                6,758,438
      143,600  Covad Communications
               Group, Inc.                                              2,315,550(b)
       30,000  Deutsche Telecom AG, ADR                                 1,702,500
       84,600  FLAG Telecom Holdings, Ltd.                              1,258,425(b)
      100,000  Intermedia Communications of
               Florida, Inc.                                            2,975,000(b)
      120,000  ITXC Corp.                                               4,248,750(b)
      327,500  MobileMedia Corp., Class A                                     655(b)
      325,000  NEXTEL Communications,
               Inc., Class A                                           19,885,938(b)
      187,000  NEXTLINK
               Communications, Inc.                                     7,094,313(b)
      302,700  Primus Telecomm Group, Inc.                              7,529,663(b)
      325,000  Qwest Communications
               International, Inc.                                     16,148,438(b)
      471,800  SBC Communications, Inc.                                20,405,350
      250,000  Sprint Corp. (FON Group)                                12,750,000
      305,000  Sprint Corp. (PCS Group)                                18,147,500
      101,600  Telecomunicacoes Brasileiras
               S.A., ADR                                                9,867,900
      410,100  Vodafone AirTouch plc, ADR                              16,993,519
      120,000  VoiceStream Wireless Corp.                              13,955,625(b)
      153,400  WinStar Communications, Inc.                             5,196,425
      932,300  WorldCom, Inc.                                          42,769,263(b)
                                                                   --------------
                                                                      249,231,528
                                                                   --------------

               Utilities - 0.4%
      215,000  AES Corp.                                                9,809,375(b)
      253,300  Williams Companies., Inc.                               10,559,444
                                                                   --------------
                                                                       20,368,819
                                                                   --------------

               Waste Management - 0.1%
      486,500  Republic Services, Inc.,
               Class A                                                  7,784,000(b)
                                                                   --------------
               Total Common Stocks
               (cost $3,868,456,529)                                4,927,475,130
                                                                   --------------

Principal
Amount
--------------
               SHORT-TERM
               SECURITIES - 6.1% (a)
               Commercial Paper
 $  6,600,000  American Express
               Credit Corp., 6.6%
               Due 7/10/2000                                            6,589,110
   12,000,000  Associates Corp. of
               North America, 6.85%
               Due 7/3/2000                                            11,995,433
   10,000,000  Bestfoods Corp., 6.58%
               Due 7/28/2000                                            9,950,650
   10,500,000  Cargill, Inc., 6.92%
               Due 7/5/2000                                            10,491,927
   10,000,000  Centerior Fuel Corp., 6.75%
               Due 7/17/2000                                            9,970,000
   19,000,000  CIT Group Holdings, Inc., 7.0%
               Due 7/5/2000                                            18,985,222
    4,400,000  CXC, Inc., 6.9%,
               Due 7/3/2000                                             4,398,313
   10,000,000  Delaware Funding
               Corp., 6.58%
               Due 7/24/2000                                            9,957,961
   25,000,000  ExxonMobil Australia,
               Ltd., 6.72%
               Due 7/7/2000                                            24,972,000
   13,190,000  Ford Motor Credit Co., 6.54%
               Due 7/10/2000                                           13,168,435
    5,800,000  General Electric
               Capital Corp., 6.54%
               Due 7/13/2000                                            5,787,356
    4,000,000  General Electric
               Capital Corp., 6.6%
               Due 7/5/2000                                             3,997,067
    7,500,000  General Electric Capital
               Corp., 6.95%
               Due 7/5/2000                                             7,494,208
    8,000,000  General Electric Capital
               Corp., 6.9%
               Due 7/3/2000                                             7,996,933
    4,300,000  General Motors Acceptance
               Corp., 6.6%
               Due 7/10/2000                                            4,292,905
   20,000,000  Heinz, H.J. Co., 6.5%
               Due 7/27/2000                                           19,906,111
   25,000,000  Merck & Co., Inc., 6.8%
               Due 7/7/2000                                            24,971,667
    3,940,000  Preferred Receivables
               Funding Corp., 6.58%
               Due 7/28/2000                                            3,920,556
   13,052,000  River Fuel Funding Co., 6.6%
               Due 7/14/2000                                           13,020,893
   33,000,000  Sheffield Receivables
               Corp., 7.0% Due 7/5/2000                                32,974,333
   20,000,000  UBS Finance (Delaware), Inc.,
               6.75% Due 7/5/2000                                      19,985,000
   50,000,000  Ventures Business Trust, 6.95%
               Due 7/5/2000                                            49,961,389
    3,338,000  Wal-Mart Stores, Inc., 6.53%
               Due 7/5/2000                                             3,335,578
                                                                   --------------
               Total Short-Term Securities
               (at amortized cost)                                    318,123,047
                                                                   --------------
               Total Investments
               (cost $4,186,579,576)                               $5,245,598,177(d)
                                                                   ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2000, common stocks valued at $2,137,500 were held in escrow to cover call options written as follows:

                   Number of         Excercise       Expiration
     Type          Contracts           Price            Date           Value
------------     ------------      ------------     ------------   ------------
Sanmina Co           250               $90            07/22/00        $81,250

(d) At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $4,186,579,576 and the net unrealized appreciation of investments based on that cost was $1,059,018,601 which is comprised of $1,288,056,431 aggregate gross unrealized appreciation and $229,037,830 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADS) - American Depository Shares
    (ADR) - American Depository Receipts
    (USD) - Denominated in U. S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
High Yield Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Principal                                                            Maturity
 Amount                                             Rate               Date                 Value
----------                                         ------          ------------        --------------
               CORPORATE BONDS - 80.2% (a)
               Aerospace & Defense - 0.3%
 $  4,800,000  Condor Systems, Inc., Notes         11.875%           5/1/2009          $    2,339,991
    4,000,000  Pentacon, Inc., Sr. Subordinated
               Notes, Series B                      12.25%           4/1/2009               2,220,000
                                                                                       --------------
                                                                                            4,559,991
                                                                                       --------------

               Airlines - 0.7%
    4,000,000  Northwest Airlines, Corp., Notes     8.375%          3/15/2004               3,773,576
    4,500,000  Northwest Airlines, Corp., Notes     7.625%          3/15/2005               3,982,500
    3,000,000  U.S. Air, Inc., Sr. Secured
               Equipment Trust, Series 1993-A-3    10.375%           3/1/2013               2,733,774
                                                                                       --------------
                                                                                           10,489,850
                                                                                       --------------

               Automotive - 0.6%
    3,000,000  Dura Operating Corp., Sr.
               Subordinated Notes, Series B           9.0%           5/1/2009               2,625,000
    4,000,000  Federal-Mogul Corp., Notes             7.5%          1/15/2009               2,747,228
    6,500,000  Venture Holdings Trust, Sr.
               Subordinated Notes                    12.0%           6/1/2009               3,932,500
                                                                                       --------------
                                                                                            9,304,728
                                                                                       --------------

               Banks - 1.3%
    3,550,000  Chevy Chase Savings Bank,
               Subordinated Debentures               9.25%          12/1/2005               3,363,625
    8,000,000  GS Escrow Corp., Sr. Notes           7.125%           8/1/2005               7,147,240
    4,800,000  Riggs Capital Trust II, Trust
               Preferred Securities, Series C       8.875%          3/15/2027               3,919,056
    5,000,000  Soverign Bancorp, Inc., Sr. Notes     10.5%         11/15/2006               4,962,500
                                                                                       --------------
                                                                                           19,392,421
                                                                                       --------------

               Broadcasting & Media - 11.8%
    4,900,000  Alliance Atlantis Communications,
               Inc., Sr. Subordinated Notes          13.0%         12/15/2009               5,047,000
    1,200,000  Alliance Atlantis Communications,
               Inc., Sr. Subordinated Notes          13.0%         12/15/2009               1,236,000
    2,682,400  AMFM Operating, Inc.,
               Payment-In-Kind Debentures          12.625%         10/31/2006               3,145,114
    3,600,000  Australis Holdings Pty., Ltd.,
               Sr. Discount Notes                Zero Coupon        11/1/2002                     360(c)
   24,594,230  Australis Media, Ltd.,
               Payment-In-Kind Sr. Discount
               Notes                             Zero Coupon        5/15/2003                 368,913(c)
   13,000,000  Avalon Cable Holdings, Sr.
               Discount Notes                    Zero Coupon        12/1/2008               8,482,500
    4,350,000  Cable Satisfaction International,
               Inc., Sr. Notes                      12.75%           3/1/2010               4,252,125
   12,500,000  Callahan Nordrhein-Westfalen, Sr.
               Notes                                 14.0%          7/15/2010              12,562,500
    2,000,000  Chancellor Media Corp., Sr. Notes      8.0%          11/1/2008               2,017,500
    2,100,000  Chancellor Media Corp., Sr.
               Subordinated Notes, Series B          8.75%          6/15/2007               2,115,750
    3,600,000  Chancellor Media Corp., Sr.
               Subordinated Notes, Series B         8.125%         12/15/2007               3,640,500
    2,800,000  Charter Communication Holdings,
               Sr. Notes                             8.25%           4/1/2007               2,485,000
    7,200,000  Charter Communications, Inc., Sr.
               Notes                                 10.0%           4/1/2009               6,984,000
    5,250,000  Charter Communications, Inc., Sr.
               Discount Notes                    Zero Coupon        1/15/2010               3,012,188
    3,000,000  CSC Holdings, Inc., Sr. Notes        7.875%         12/15/2007               2,909,649
    2,400,000  Diamond Cable Communications plc,
               Sr. Discount Notes (USD)          Zero Coupon        2/15/2007               1,842,000
    6,500,000  Diamond Cable Communications plc,
               Sr. Discount Notes (USD)          Zero Coupon       12/15/2005               6,199,375
   16,000,000  DIVA Systems Corp., Sr. Discount
               Notes, Series B                   Zero Coupon         3/1/2008               8,560,000
    4,250,000  EchoStar Communications Corp.,
               Convertible Notes                    4.875%           1/1/2007               4,037,500
    7,400,000  EchoStar DBS Corp., Sr. Notes        9.375%           2/1/2009               7,141,000
    6,000,000  NTL Communications Corp., Sr.
               Notes, Series B                       11.5%          10/1/2008               6,000,000
    3,500,000  NTL, Inc., Convertible Subordinated
               Notes                                 5.75%         12/15/2009               2,765,000
    1,500,000  NTL, Inc., Convertible Subordinated
               Notes                                  7.0%         12/15/2008               2,407,500
    1,800,000  NTL, Inc., Sr. Notes, Series B        10.0%          2/15/2007               1,710,000
    6,000,000  Olympus Communications, LP, Sr.
               Notes                               10.625%         11/15/2006               5,970,000
    4,000,000  OnePoint Communications Corp.,
               Sr. Notes, Series B                   14.5%           6/1/2008               2,020,000
    4,200,000  ONO Finance plc, Notes (USD)          13.0%           5/1/2009               3,990,000
    2,750,000  Optel, Inc., Sr. Notes, Series B      11.5%           7/1/2008               2,048,750(c)
    8,000,000  Optel, Inc., Sr. Notes, Series B      13.0%          2/15/2005               6,040,000(c)
    7,400,000  RCN Corp., Sr. Discount Notes     Zero Coupon       10/15/2007               4,662,000
    4,200,000  Rogers Cablesystems, Ltd., Sr.
               Secured Second Priority Notes        9.625%           8/1/2002               4,242,000
      886,310  Scott Cable Communications, Inc.,
               Payment-In-Kind Jr. Subordinated
               Notes                                 16.0%          7/18/2002                 271,432
    5,000,000  Sinclair Broadcast Group, Inc.,
               Sr. Subordinated Notes                 9.0%          7/15/2007               4,512,500
    6,500,000  Supercanal Holding S.A., Sr.
               Notes (USD)                           11.5%          5/15/2005               2,827,500(c)
    5,600,000  Telewest Communications plc, Sr.
               Discount Notes (USD)              Zero Coupon         2/1/2010               3,010,000
    4,200,000  Telewest Communications plc, Sr.
               Discount Notes (USD)              Zero Coupon        4/15/2009               2,278,500
    6,500,000  UIH Australia/Pacific, Inc., Sr.
               Discount Notes, Series B          Zero Coupon        5/15/2006               6,012,500
    9,000,000  United International Holdings,
               Inc., Sr. Notes, Series B         Zero Coupon        2/15/2008               6,345,000
    7,850,000  United Pan-Europe Communications
               N.V., Sr. Discount Notes (USD)    Zero Coupon        11/1/2009               3,846,500
    4,900,000  United Pan-Europe Communications
               N.V., Sr. Discount Notes (USD)    Zero Coupon         2/1/2010               2,327,500
    5,000,000  XM Satellite Radio, Inc., Unit
               Security                              14.0%          3/15/2010               4,425,000
    7,850,000  Young Broadcasting, Inc., Sr.
               Subordinated Notes                   11.75%         11/15/2004               8,026,625
                                                                                       --------------
                                                                                          171,777,281
                                                                                       --------------

               Building Materials - 0.7%
    6,000,000  CEMEX S.A. de C.V., Notes (USD)      12.75%          7/15/2006               6,675,000
    4,500,000  Formica Corp., Sr. Subordinated
               Notes, Series B                     10.875%           3/1/2009               3,532,500
                                                                                       --------------
                                                                                           10,207,500
                                                                                       --------------

               Chemicals - 1.1%
    4,800,000  Avecia Group plc, Sr. Notes (USD)     11.0%           7/1/2009               4,728,000
    6,683,000  Huntsman Polymers Corp., Sr. Notes   11.75%          12/1/2004               6,816,660
    5,000,000  Sovereign Specialty Chemicals,
               Inc., Sr. Subordinated Notes        11.875%          3/15/2010               5,168,750
                                                                                       --------------
                                                                                           16,713,410
                                                                                       --------------

               Consumer Products - 0.9%
    7,500,000  AMM Holdings, Inc., Sr. Discount
               Notes                             Zero Coupon         7/1/2009                 787,500
    3,600,000  Holmes Products Corp., Sr.
               Subordinated Notes, Series D         9.875%         11/15/2007               2,538,000
    5,500,000  Jostens, Inc., Unit Security         12.75%           5/1/2010               5,445,000
    3,000,000  Moll Industries, Inc., Sr.
               Subordinated Notes                    10.5%           7/1/2008                 540,000
    4,300,000  Winsloew Furniture, Inc., Sr.
               Subordinated Notes, Series B         12.75%          8/15/2007               3,977,500
                                                                                       --------------
                                                                                           13,288,000
                                                                                       --------------

               Engineering & Construction - 0.5%
    6,900,000  Morrison Knudsen Corp., Bonds         11.0%           7/1/2010               6,900,000
                                                                                       --------------

               Environmental - 0.7%
    1,800,000  Allied Waste, North America, Sr.
               Notes, Series B                      7.625%           1/1/2006               1,584,000
    2,700,000  IT Group, Inc., Sr. Subordinated
               Notes, Series B                      11.25%           4/1/2009               2,430,000
    5,500,000  Norcal Waste Systems, Inc., Sr.
               Notes, Series B                       13.5%         11/15/2005               5,747,500
                                                                                       --------------
                                                                                            9,761,500
                                                                                       --------------

               Finance - Consumer - 0.8%
    8,400,000  Altiva Financial Corp.,
               Subordinated Notes                    12.5%          12/1/2001               1,302,000(c)
    6,000,000  Dollar Financial Group, Inc., Sr.
               Notes, Series A                     10.875%         11/15/2006               5,850,000
    3,896,000  HomeSide, Inc., Sr. Notes,
               Series B                             11.25%          5/15/2003               4,236,900
   10,060,000  United Companies Financial Corp.,
               Subordinated Notes                   8.375%           7/1/2005                 201,200(c)
                                                                                       --------------
                                                                                           11,590,100
                                                                                       --------------

               Finance - Other - 0.7%
    4,200,000  FC CBO II, Ltd., Subordinated
               Debentures, Series 1A, Class C       11.05%           9/9/2010               3,512,250
    7,500,000  Williams Scotsman, Inc., Sr. Notes   9.875%           6/1/2007               6,862,500
                                                                                       --------------
                                                                                           10,374,750
                                                                                       --------------

               Food & Beverage - 1.7%
    6,400,000  Ameriserve Food Distribution, Inc.,
               Sr. Notes                            8.875%         10/15/2006                 336,000(c)
    4,800,000  Fleming Companies, Inc., Sr.
               Subordinated Notes, Series B        10.625%          7/31/2007               4,032,000
    8,700,000  Grupo Azucarero Mexico, Sr. Notes
               (USD)                                 11.5%          1/15/2005               1,761,750(c)
   13,500,000  Imperial Holly Corp., Sr.
               Subordinated Notes                    8.75%         12/15/2007               2,649,375
   13,000,000  Nash Finch Co., Sr. Subordinated
               Notes, Series B                        8.5%           5/1/2008               8,515,000
    3,750,000  Packaged Ice, Inc., Sr. Notes,
               Series B                              9.75%           2/1/2005               3,131,250
    5,000,000  Sun World International, First
               Mortgage Notes, Series B             11.25%          4/15/2004               4,781,250
                                                                                       --------------
                                                                                           25,206,625
                                                                                       --------------

               Health Care - Drugs &
               Pharmaceuticals - 0.2%
    2,500,000  Bio-Rad Laboratories, Inc., Sr.
               Subordinated Notes                  11.625%          2/15/2009               2,587,500
                                                                                       --------------

               Health Care - Medical Products &
               Supplies - 0.7%
   12,000,000  Dade International, Inc., Sr.
               Subordinated Notes, Series B        11.125%           5/1/2006               5,700,000
    5,000,000  Fisher Scientific International,
               Inc., Sr. Subordinated Notes           9.0%           2/1/2008               4,600,000
                                                                                       --------------
                                                                                           10,300,000
                                                                                       --------------

               Health Care Management - 1.6%
    8,200,000  Concentra Operating Corp., Sr.
               Subordinated Notes                    13.0%          8/15/2009               6,601,000
    8,000,000  Health Insurance Plan of Greater
               New York, Bonds, Series C            11.25%           7/1/2010               7,224,800
    5,100,000  Healthsouth Rehab Corp., Sr.
               Subordinated Notes                     9.5%           4/1/2001               5,125,500
    2,650,000  Integrated Health Services, Inc.,
               Convertible Sr. Subordinated
               Debentures                            5.75%           1/1/2001                       0(c)
    3,750,000  Integrated Health Services, Inc.,
               Sr. Subordinated Notes, Series A      9.25%          1/15/2008                  93,750(c)
    4,000,000  Quorum Health Group, Inc., Sr.
               Subordinated Notes                    8.75%          11/1/2005               3,820,000
                                                                                       --------------
                                                                                           22,865,050
                                                                                       --------------

               Health Care Services - 1.6%
    4,200,000  Dynacare, Inc., Sr. Notes            10.75%          1/15/2006               3,885,000
    7,000,000  Hanger Orthopedic Group, Inc., Sr.
               Secured Notes                        11.25%          6/15/2009               6,125,000
    7,000,000  MedPartners, Inc., Sr. Notes         7.375%          10/1/2006               5,880,000
    4,200,000  MedPartners, Inc., Sr. Subordinated
               Notes                                6.875%           9/1/2000               4,179,000
    2,000,000  PhyMatrix Corp., Convertible
               Subordinated Debentures               6.75%          6/15/2003                 650,000(c)
    3,000,000  Unilab Corp, Sr. Subordinated Notes  12.75%          10/1/2009               3,105,000
                                                                                       --------------
                                                                                           23,824,000
                                                                                       --------------

               Homebuilding - 1.1%
    5,400,000  Fortress (The) Group, Inc., Sr.
               Notes                                13.75%          5/15/2003               3,098,250
    4,000,000  Lennar Corp., Sr. Notes               9.95%           5/1/2010               3,960,000
    6,000,000  M.D.C. Holdings, Inc., Sr. Notes     8.375%           2/1/2008               5,340,000
    4,000,000  Peters (J.M.) Co., Inc., Sr. Notes   12.75%           5/1/2002               3,580,000
                                                                                       --------------
                                                                                           15,978,250
                                                                                       --------------

               Insurance - 0.5%
   12,000,000  Symons International Group Capital
               Trust I, Bond                          9.5%          8/15/2027               1,500,000
    5,975,000  Veritas Capital Trust, Trust
               Preferred Securities                  10.0%           1/1/2028               2,151,000
    4,000,000  Willis Corroon Corp., Sr.
               Subordinated Notes                     9.0%           2/1/2009               3,380,000
                                                                                       --------------
                                                                                            7,031,000
                                                                                       --------------

               Leisure & Entertainment - 0.4%
    5,071,000  AMF Bowling Worldwide, Inc., Sr.
               Subordinated Discount Notes,
               Series B                          Zero Coupon        3/15/2006               1,052,233
      500,000  AMF Bowling Worldwide, Inc., Sr.
               Subordinated Notes, Series B        10.875%          3/15/2006                 138,750
    8,000,000  Premier Cruise, Ltd., Sr. Notes      11.00%          3/15/2008               1,920,000(c)
   10,250,000  Production Resource Group, LLC,
               Sr. Subordinated Notes                11.5%          1/15/2008               2,152,500
                                                                                       --------------
                                                                                            5,263,483
                                                                                       --------------

               Lodging & Hotels - 0.4%
    5,300,000  CapStar Hotel Company, Convertible
               Subordinated Notes (Meristar
               Hospitality Corp.)                    4.75%         10/15/2004               4,127,375
    3,300,000  Silverleaf Resorts, Inc., Sr.
               Subordinated Notes                    10.5%           4/1/2008               1,439,625
                                                                                       --------------
                                                                                            5,567,000
                                                                                       --------------

               Machinery & Equipment - 2.5%
    6,000,000  Anthony Crane Rentals, LP, Sr.
               Discount Debentures, Series B     Zero Coupon         8/1/2009               2,565,000
    4,200,000  Blount, Inc., Sr. Subordininated
               Notes                                 13.0%          8/15/2009               4,305,000
    6,900,000  Budget Group, Inc., Sr. Notes        9.125%           4/1/2006               4,450,500
    3,000,000  Eagle-Picher, Inc., Sr.
               Subordinated Notes                   9.375%           3/1/2008               2,565,000
    6,250,000  Motor Coach Industries
               International, Inc., Sr.
               Subordinated Notes                   11.25%           5/1/2009               5,351,563
    7,200,000  Navistar Financial Corp., Sr.
               Subordinated Notes, Series B           9.0%           6/1/2002               7,200,000
    3,000,000  Navistar International Corp., Sr.
               Notes, Series B                        7.0%           2/1/2003               2,880,000
    2,400,000  Navistar International Corp., Sr.
               Subordinated Notes, Series B           8.0%           2/1/2008               2,214,000
    6,000,000  United Rentals, Inc., Sr.
               Subordinated Notes, Series B          9.25%          1/15/2009               5,445,000
                                                                                       --------------
                                                                                           36,976,063
                                                                                       --------------

               Metals & Mining - 0.4%
    2,400,000  Altos Hornos de Mexico, Bonds,
               Series B (USD)                      11.875%          4/30/2004                 966,000(c)
    6,000,000  Echo Bay Mines, Bonds             Zero Coupon         4/1/2027               3,615,000
    4,000,000  Republic Technologies
               International, Inc./RTI Capital,
               Sr. Notes                            13.75%          7/15/2009                 725,000
                                                                                       --------------
                                                                                            5,306,000
                                                                                       --------------

               Oil & Gas - 1.0%
    6,250,000  Belden & Blake Corp., Sr.
               Subordinated Notes, Series B         9.875%          6/15/2007               4,578,125
    9,000,000  National Energy Group, Inc., Sr.
               Notes, Series D                      10.75%          11/1/2006               4,815,000(c)
    4,500,000  RAM Energy, Inc., Sr. Notes           11.5%          2/15/2008               2,233,125
    2,000,000  RBF Finance Co., Sr. Notes          11.375%          3/15/2009               2,180,000
                                                                                       --------------
                                                                                           13,806,250
                                                                                       --------------

               Packaging & Containers - 2.6%
    8,867,726  BPC Holding Corp., Sr. Secured
               Notes, Series B                      12.50%          6/15/2006               7,149,604
    3,600,000  Consolidated Container Co., LLC,
               Sr. Subordinated Notes              10.125%          7/15/2009               3,582,000
    6,700,000  Fonda Group, Inc., Sr.
               Subordinated Notes, Series B           9.5%           3/1/2007               5,360,000
    5,600,000  Huntsman Packaging Corp., Unit
               Security                              13.0%           6/1/2010               5,796,000
    4,800,000  Radnor Holdings Corp., Sr. Notes      10.0%          12/1/2003               4,320,000
   11,000,000  SF Holdings Group, Inc., Sr.
               Discount Notes, Series B          Zero Coupon        3/15/2008               5,555,000
    2,866,000  Silgan Holdings, Inc.,
               Subordinated Debentures              13.25%          7/15/2006               3,073,785
    3,200,000  Vicap, S.A. de C.V., Guaranteed
               Sr. Notes (USD)                     11.375%          5/15/2007               2,832,000
                                                                                       --------------
                                                                                           37,668,389
                                                                                       --------------

               Paper & Forest Products - 0.4%
    3,600,000  APP Finance (II) Mauritius, Ltd.,
               Guaranteed Preferred Securities,
               Series B (USD)                        12.0%          2/15/2004               1,809,000
    3,000,000  FSW International Finance Co.
               B.V., Guaranteed Secured Notes
               (USD)                                12.50%          11/1/2006                 877,500(c)
    1,800,000  Indah Kiat Finance Mauritius,
               Guaranteed Sr. Notes (USD)            10.0%           7/1/2007               1,102,500
    3,600,000  Pindo Deli Finance Mauritius, Sr.
               Notes (USD)                          10.25%          10/1/2002               2,601,000
                                                                                       --------------
                                                                                            6,390,000
                                                                                       --------------

               Publishing - 1.2%
    4,560,000  Dimac Corp., Sr. Subordinated
               Notes                                 12.5%          10/1/2008                  68,400(c)
    7,800,000  MDC Communications Corp., Sr.
               Subordinated Notes                    10.5%          12/1/2006               7,527,000
    4,500,000  PRIMEDIA, Inc., Sr. Notes            10.25%           6/1/2004               4,522,500
    5,850,000  Sullivan Graphics, Inc., Sr.
               Subordinated Notes                   12.75%           8/1/2005               5,967,000
                                                                                       --------------
                                                                                           18,084,900
                                                                                       --------------

               Retail - 1.1%
    3,000,000  County Seat Stores, Inc., Units      12.75%          11/1/2004                  45,000(c)
    2,750,000  F & M Distributors, Inc., Sr.
               Subordinated Notes                   11.50%          4/15/2003                  34,375(c)
    5,000,000  Group1 Automotive, Inc., Sr.
               Subordinated Notes                  10.875%           3/1/2009               4,475,000
    6,000,000  Hollywood Entertainment Corp.,
               Sr. Subordinated Notes, Series B    10.625%          8/15/2004               5,175,000
    3,000,000  J. Crew Group, Sr. Discount
               Debentures, Series B              Zero Coupon       10/15/2008               1,642,500
    4,350,000  Rite Aid Corp., Notes                  6.0%         12/15/2000               4,230,375
                                                                                       --------------
                                                                                           15,602,250
                                                                                       --------------

               Retail - Food - 0.8%
    7,850,000  Jitney-Jungle Stores of America,
               Sr. Notes                             12.0%           3/1/2006               1,216,750(c)
   12,000,000  Jitney-Jungle Stores of America,
               Sr. Subordinated Notes              10.375%          9/15/2007                 240,000(c)
    6,996,636  Smith's Food & Drug Centers, Pass
               Through Certificates                  8.64%           7/2/2012               7,300,255
    3,000,000  Stater Brothers Holdings, Sr. Notes  10.75%          8/15/2006               2,655,000
                                                                                       --------------
                                                                                           11,412,005
                                                                                       --------------

               Services - 0.3%
    4,200,000  Building One Services Corp., Sr.
               Subordinated Notes                    10.5%           5/1/2009               3,591,000
    7,500,000  Discovery Zone, Inc., Sr. Notes       13.5%           8/1/2002                  46,875(c)
    1,875,000  Discovery Zone, Inc., Sr. Notes       13.5%           5/1/2002                  28,125(c)
                                                                                       --------------
                                                                                            3,666,000
                                                                                       --------------

               Technology - Hardware - 1.8%
    5,000,000  Aavid Thermal Technologies, Inc.,
               Sr. Subordinated Notes               12.75%           2/1/2007               4,725,000
    4,250,000  ASAT Finance, LLC, Sr. Notes          12.5%          11/1/2006               4,611,250
    4,300,000  Dictaphone Corp., Sr. Subordinated
               Notes                                11.75%           8/1/2005               4,386,000
    2,795,000  Intersil Corp., Sr. Subordinated
               Notes                                13.25%          8/15/2009               3,207,263
    3,400,000  MCMS, Inc., Sr. Subordinated Notes,
               Series B                              9.75%           3/1/2008               2,057,000
    4,200,000  MCMS, Inc., Subordinated Notes,
               Series B (Variable rate)            10.948%           3/1/2008               2,541,000
    4,800,000  Unisys Corp., Sr. Notes              11.75%         10/15/2004               5,136,000
                                                                                       --------------
                                                                                           26,663,513
                                                                                       --------------

               Telecommunications - Data/
               Internet - 6.3%
    7,000,000  Advanced Radio Telecom Corp., Sr.
               Notes                                14.00%          2/15/2007               6,195,000
    8,500,000  Convergent Communications, Inc.,
               Sr. B Notes                           13.0%           4/1/2008               6,003,125
    7,100,000  Covad Communications Group, Inc.,
               Sr. Discount Notes, Series B      Zero Coupon        3/15/2008               3,514,500
   11,000,000  Cybernet Internet Services
               International, Sr. Notes              14.0%           7/1/2009               5,555,000
    1,400,000  Exodus Communications, Inc.,
               Convertible Notes                     4.75%          7/15/2008               2,002,000
    5,000,000  Exodus Communications, Inc., Sr.
               Notes                                11.25%           7/1/2008               4,975,000
    5,050,000  Exodus Communications, Inc., Sr.
               Notes                               11.625%          7/15/2010               5,087,875
   12,000,000  FirstWorld Communications, Inc.,
               Sr. Discount Notes                Zero Coupon        4/15/2008               5,460,000
    6,500,000  Globix Corp., Sr. Notes               12.5%           2/1/2010               5,362,500
    6,000,000  Metricom, Inc., Sr. Unsecured
               Notes                                 13.0%          2/15/2010               4,140,000
   10,000,000  NorthPoint Communications Group,
               Notes                               12.875%          2/15/2010               7,250,000
    2,400,000  PSINet, Inc., Sr. Notes               10.5%          12/1/2006               2,220,000
    7,400,000  PSINet, Inc., Sr. Notes, Series B     10.0%          2/15/2005               6,845,000
    8,700,000  Rhythms NetConnections, Inc., Sr.
               Discount Notes, Series B          Zero Coupon        5/15/2008               3,480,000
    5,400,000  Rhythms NetConnections, Inc.,
               Sr. Notes                            12.75%          4/15/2009               3,834,000
    3,000,000  Verio, Inc., Sr. Notes               11.25%          12/1/2008               3,382,500
    3,000,000  Verio, Inc., Sr. Notes              10.625%         11/15/2009               3,341,250
   22,600,000  Wam!Net, Inc., Sr. Discount Notes,
               Series B                             13.25%           3/1/2005              12,797,250
                                                                                       --------------
                                                                                           91,445,000
                                                                                       --------------

               Telecommunications - Wireless - 11.2%
   11,250,000  Alamosa PCS Holdings, Inc., Sr.
               Discount Notes                    Zero Coupon        2/15/2010               5,906,250
    7,500,000  American Mobile Satellite Corp.,
               Sr. Notes, Series B                  12.25%           4/1/2008               5,887,500
    1,800,000  Arch Communications Group, Inc.,
               Sr. Notes                            13.75%          4/15/2008               1,458,000
    4,000,000  At Track Communications, Inc.,
               Sr. Notes, Series B                  13.75%          9/15/2005               1,940,000
    5,400,000  Centennial Cellular Operating Co.,
               Sr. Subordinated Notes               10.75%         12/15/2008               5,271,750
    6,000,000  Clearnet Communications, Inc.,
               Sr. Discount Notes                Zero Coupon       12/15/2005               6,225,000
    5,400,000  Crown Castle International Corp.,
               Sr. Discount Notes                Zero Coupon        5/15/2011               3,327,750
    3,000,000  Crown Castle International Corp.,
               Sr. Notes                              9.5%           8/1/2011               2,865,000
    4,200,000  ICO Global Communications, Units      15.0%           8/1/2005               2,457,000(c)
    4,700,000  IPCS, Inc., Sr. Discount Notes    Zero Coupon        7/15/2010               2,444,000
    4,200,000  Iridium LLC/Capital Corp., Sr.
               Notes, Series A                       13.0%          7/15/2005                 189,000(c)
    4,850,000  Iridium LLC/Capital Corp., Sr.
               Notes, Series B                       14.0%          7/15/2005                 218,250(c)
    1,200,000  Iridium LLC/Capital Corp., Sr.
               Notes, Series C                      11.25%          7/15/2005                  54,000(c)
   13,600,000  McCaw International, Ltd., Sr.
               Discount Notes                    Zero Coupon        4/15/2007              10,404,000
    2,700,000  Metrocall, Inc., Sr. Subordinated
               Notes                                 11.0%          9/15/2008               1,903,500
    1,985,000  Metrocall, Inc., Sr. Subordinated
               Notes                                 9.75%          11/1/2007               1,369,650
    7,200,000  Microcell Telecommunications, Inc.,
               Sr. Discount Notes                Zero Coupon         6/1/2006               6,678,000
   12,000,000  Millicom International Cellular,
               Sr. Discount Notes                Zero Coupon         6/1/2006              10,260,000
   12,000,000  Nextel Communications, Inc.,
               Sr. Notes                            9.375%         11/15/2009              11,520,000
    2,275,000  Nextel Partners, Inc., Sr. Discount
               Notes                             Zero Coupon         2/1/2009               1,581,125
    3,700,000  Nextel Partners, Inc., Sr. Notes      11.0%          3/15/2010               3,700,000
   13,300,000  Orion Network Systems, Inc., Sr.
               Discount Notes                    Zero Coupon        1/15/2007               5,519,500
    9,300,000  Orion Network Systems, Inc., Sr.
               Notes                                11.25%          1/15/2007               5,673,000
    9,000,000  PageMart Nationwide, Inc., Sr.
               Discount Exchange Notes                 15%           2/1/2005               8,662,500
    3,600,000  Pinnacle Holdings, Inc., Sr.
               Discount Notes                    Zero Coupon        3/15/2008               2,502,000
    3,050,000  Price Communications Wireless,
               Inc., Sr. Subordinated Notes         11.75%          7/15/2007               3,294,000
    5,600,000  PTC International Finance B.V.,
               Sr. Secured Notes (USD)           Zero Coupon         7/1/2007               3,990,000
    6,900,000  SpectraSite Holdings, Inc., Sr.
               Discount Notes                    Zero Coupon        3/15/2010               3,795,000
   10,400,000  SpectraSite Holdings, Inc., Sr.
               Discount Notes                    Zero Coupon        4/15/2009               6,136,000
    7,200,000  Telesystem International Wireless,
               Inc., Sr. Discount Notes,
               Series B                          Zero Coupon        6/30/2007               5,040,000
    4,000,000  Telesystem International Wireless,
               Inc., Sr. Discount Notes,
               Series C                          Zero Coupon        11/1/2007               2,420,000
    1,320,324  Teletrac, Inc., Notes                  9.0%           1/1/2004                 864,812
       79,219  Teletrac, Inc., Payment-In-Kind
               Notes                                 12.0%          10/1/2004                  51,888
    6,000,000  Tritel PCS, Inc., Sr. Subordinated
               Notes                             Zero Coupon        5/15/2009               4,005,000
    6,300,000  Ubqitel Operating Co., Unit
               Security                          Zero Coupon        4/15/2010               3,677,625
    9,000,000  UNIFI Communications, Inc., Sr.
               Notes                                 14.0%           3/1/2004                  54,000(c)
    9,300,000  US Unwired, Inc., Sr. Discount
               Notes, Series B                   Zero Coupon        11/1/2009               5,091,750
    4,900,000  USA Mobile Communications, Inc.,
               Sr. Notes                             14.0%          11/1/2004               4,116,000
    4,000,000  VIALOG Corp., Sr. Notes, Series B    12.75%         11/15/2001               3,490,000
    4,200,000  Voicestream Wireless Corp., Sr.
               Notes                               10.375%         11/15/2009               4,368,000
    9,000,000  Weblink Wireless, Inc., Sr.
               Subordinated Discount Notes       Zero Coupon         2/1/2008               3,915,000
                                                                                       --------------
                                                                                          162,325,850
                                                                                       --------------

               Telecommunications - Wireline - 17.0%
    5,000,000  360Networks, Inc., Sr. Notes          13.0%           5/1/2008               5,025,000
    3,000,000  Alestra S. de R.L. de C.V., Sr.
               Notes (USD)                         12.625%          5/15/2009               2,718,750
    3,000,000  Alestra S. de R.L. de C.V., Sr.
               Notes (USD)                         12.125%          5/15/2006               2,820,000
    4,800,000  Allegiance Telecom, Inc., Sr.
               Discount Notes, Series B          Zero Coupon        2/15/2008               3,504,000
    6,000,000  Bayan Telecommunications, Sr.
               Notes                                 13.5%          7/15/2006               3,937,500
    3,000,000  Birch Telecom, Inc., Sr. Notes        14.0%          6/15/2008               3,022,500
    9,000,000  Call-Net Enterprises, Inc., Sr.
               Notes                                9.375%          5/15/2009               5,580,000
    3,000,000  CapRock Communications Corp., Sr.
               Notes                                 11.5%           5/1/2009               2,715,000
    1,800,000  CapRock Communications Corp., Sr.
               Notes, Series B                       12.0%          7/15/2008               1,660,500
    3,250,000  Colo.com, Unit Security             13.875%          3/15/2010               3,510,000
    6,900,000  Completel Europe N.V., Sr. Discount
               Notes, Series B (USD)             Zero Coupon        2/15/2009               3,484,500
   15,500,000  DTI Holdings, Inc., Sr. Discount
               Notes, Series B                   Zero Coupon         3/1/2008               6,587,500
    4,200,000  Energis plc, Sr. Unsubordinated
               Notes (USD)                           9.75%          6/15/2009               4,137,000
    7,850,000  Esprit Telecom Group plc, Sr.
               Notes (USD)                           11.5%         12/15/2007               5,612,750
    6,000,000  E. Spire Communications, Inc.,
               Sr. Notes                            13.75%          7/15/2007               3,330,000
    5,000,000  Fairpoint Communications, Sr.
               Subordinated Notes                    12.5%           5/1/2010               5,075,000
    4,600,000  Focal Communications Corp., Sr.
               Notes                               11.875%          1/15/2010               4,646,000
    1,800,000  Global TeleSystems Group, Inc.,
               Sr. Notes                            9.875%          2/15/2005               1,287,000
    9,000,000  GST Equipment Funding, Inc., Sr.
               Secured Notes                        13.25%           5/1/2007               4,950,000(c)
    2,500,000  GST Telecommunications, Inc., Sr.
               Discount Notes                    Zero Coupon       12/15/2005                 884,375(c)
   13,500,000  GT Group Telecom, Inc., Unit
               Security                          Zero Coupon         2/1/2010               7,560,000
    1,800,000  Hyperion Telecommunications, Inc.,
               Sr. Discount Notes, Series B      Zero Coupon        4/15/2003               1,683,000
    1,200,000  Hyperion Telecommunications, Inc.,
               Sr. Notes, Series B                  12.25%           9/1/2004               1,218,000
    3,100,000  IMPSAT Fiber Networks, Inc., Sr.
               Notes                                13.75%          2/15/2005               2,774,500
    5,600,000  IntelCom Group (U.S.A.), Inc., Sr.
               Discount Notes                    Zero Coupon         5/1/2006               4,662,000
    6,750,000  Intermedia Communications, Inc.,
               Sr. Discount Notes, Series B      Zero Coupon         3/1/2009               4,100,625
    1,800,000  Intermedia Communications, Inc.,
               Sr. Notes                              8.6%           6/1/2008               1,674,000
    4,300,000  Intermedia Communications, Inc.,
               Sr. Notes, Series B                    8.5%          1/15/2008               3,977,500
    4,200,000  Ionica plc, Sr. Notes (USD)           13.5%          8/15/2006                 105,000(c)
    5,100,000  Jazztel plc, Sr. Notes (USD)          14.0%           4/1/2009               4,666,500
    9,375,000  Level 3 Communications, Inc., Sr.
               Notes                                 11.0%          3/15/2008               9,328,125
   12,000,000  Logix Communications Enterprises,
               Inc., Sr. Notes                      12.25%          6/15/2008               4,800,000
    6,200,000  Madison River Capital, Sr. Notes     13.25%           3/1/2010               5,611,000
    2,400,000  Metromedia Fiber Network, Inc., Sr.
               Notes                                 10.0%         12/15/2009               2,376,000
    4,200,000  Metromedia Fiber Network, Inc., Sr.
               Notes, Series B                       10.0%         11/15/2008               4,158,000
    7,500,000  MGC Communications, Inc., Sr. Notes   13.0%           4/1/2010               7,087,500
    5,000,000  Netia Holdings B.V., Sr. Discount
               Notes, Series B (USD)             Zero Coupon        11/1/2007               3,350,000
    2,400,000  NEXTLINK Communications, Inc.,
               Sr. Notes                            9.625%          10/1/2007               2,274,000
    4,800,000  NEXTLINK Communications, LLC,
               Sr. Notes                             12.5%          4/15/2006               5,040,000
   12,500,000  Northeast Optic Network, Inc.,
               Sr. Notes                            12.75%          8/15/2008              12,000,000
   15,000,000  Pathnet, Inc., Sr. Notes             12.25%          4/15/2008               8,475,000
    4,000,000  PF.Net Communications, Inc., Unit
               Security                             13.75%          5/15/2010               4,070,000
    8,000,000  Poland Telecom Finance B.V., Sr.
               Notes, Series B (USD)                 14.0%          12/1/2007                 840,000(c)
    6,000,000  Primus Telecommunications Group,
               Inc., Sr. Notes                      11.25%          1/15/2009               4,710,000
    2,750,000  Primus Telecommunications Group,
               Inc., Sr. Notes                      12.75%         10/15/2009               2,213,750
    6,000,000  Primus Telecommunications Group,
               Inc., Sr. Notes                      11.75%           8/1/2004               4,830,000
    9,300,000  RSL Communiations plc, Sr. Notes
               (USD)                               12.875%           3/1/2010               7,021,500
    1,800,000  RSL Communications plc, Notes
               (USD)                                9.875%         11/15/2009               1,176,750
    3,000,000  Startec Global Communications, Inc.,
               Sr. Notes                             12.0%          5/15/2008               2,415,000
    3,100,000  Telegroup, Inc., Sr. Discount
               Notes                             Zero Coupon        11/1/2004               1,697,250(c)
    6,900,000  Teligent, Inc., Sr. Discount
               Notes, Series B                   Zero Coupon         3/1/2008               3,243,000
    4,800,000  Teligent, Inc., Sr. Notes             11.5%          12/1/2007               3,744,000
   10,527,000  USN Communications, Inc., Sr.
               Discount Notes, Series B          Zero Coupon        8/15/2004                 842,160(c)
    4,200,000  VersaTel Telecom B.V., Sr. Notes
               (USD)                                13.25%          5/15/2008               4,294,500
    1,800,000  Versatel Telecom International
               N.V., Sr. Notes (USD)               11.875%          7/15/2009               1,782,000
   14,500,000  Viatel, Inc., Sr. Discount
               Notes                             Zero Coupon        4/15/2008               6,597,500
    6,100,000  Williams Communications Group,
               Sr. Notes                           10.875%          10/1/2009               5,993,250
   12,113,000  Winstar Communications, Inc.,
               Sr. Discount Notes                Zero Coupon        4/15/2010               5,693,110
    4,141,000  Winstar Communications, Inc.,
               Sr. Notes                            12.75%          4/15/2010               3,882,188
    3,000,000  WinStar Communications, Inc.,
               Sr. Notes                             12.5%          4/15/2008               2,955,000
    4,000,000  Worldwide Fiber, Inc., Sr. Notes      12.5%         12/15/2005               4,060,000
    2,900,000  Worldwide Fiber, Inc., Sr. Notes      12.0%           8/1/2009               2,755,000
                                                                                       --------------
                                                                                          246,224,083
                                                                                       --------------

               Textiles & Apparel - 0.7%
    4,850,000  CMI Industries, Inc., Sr.
               Subordinated Notes                     9.5%          10/1/2003               2,352,250
    4,800,000  Dan River, Inc., Sr. Subordinated
               Notes                               10.125%         12/15/2003               4,680,000
    3,600,000  Perry Ellis International, Inc.,
               Sr. Subordinated Notes, Series B     12.25%           4/1/2006               3,438,000
                                                                                       --------------
                                                                                           10,470,250
                                                                                       --------------

               Transportation - 0.8%
    3,800,000  Allied Holdings, Inc., Sr. Notes,
               Series B                             8.625%          10/1/2007               3,386,750
    5,400,000  Equimar Shipholdings, Ltd., First
               Priority Mtg                         9.875%           7/1/2007               1,539,000
    7,500,000  Windsor Petroleum, Notes              7.84%          1/15/2021               6,337,500
                                                                                       --------------
                                                                                           11,263,250
                                                                                       --------------

               Utilities - 3.8%
    5,250,000  Azurix Corp., Sr. Notes              10.75%          2/15/2010               5,079,375
    3,000,000  CMS Energy Corp., Sr. Notes          7.625%         11/15/2004               2,836,935
    3,000,000  CMS Energy Corp., Sr. Notes            7.5%          1/15/2009               2,687,661
    1,200,000  CMS Energy Corp., Sr. Unsecured Notes  7.0%          1/15/2005               1,105,958
    3,000,000  CMS EnergyCorp./Atlantic Methanol
               Capital Co., Sr. Secured Notes,
               Series A-1                          10.875%         12/15/2004               2,977,500
    4,800,000  ESI Tractebel Acquisition Corp.,
               Bonds                                 7.99%         12/30/2011               4,258,675
    3,550,000  Midland Cogen Venture Fund II,
               Secured Lease Obligation Bonds,
               Series A                             11.75%          7/23/2005               3,785,961
    4,450,000  Midland Cogen Venture Fund II,
               Subordinated Secured Lease
               Obligation Bonds                     13.25%          7/23/2006               5,301,953
    4,500,000  Niagara Mohawk Power Corp., Sr.
               Discount Notes, Series H          Zero Coupon         7/1/2010               3,462,723
    9,350,000  Orion Power Holdings, Inc., Sr.
               Notes                                 12.0%           5/1/2010               9,724,000
   13,100,000  TNP Enterprises, Inc., Sr.
               Subordinated Notes                   10.25%           4/1/2010              13,525,750
                                                                                       --------------
                                                                                           54,746,491
                                                                                       --------------
               Total Corporate Bonds (cost $1,413,258,445)                              1,165,032,733
                                                                                       --------------




Shares                                                                                      Value
-------------                                                                          --------------

               PREFERRED STOCKS - 10.8% (a)
               Convertible - 1.8%
       18,000  Adelphia Communications Corp., Convertible Preferred Stock, Series D    $    2,578,500
       60,000  CalEnergy Capital Trust III, Convertible Preferred Stock                     2,250,000
        3,300  EchoStar Communications Corp., Convertible Preferred Stock, Series C         2,245,650
       14,700  Global Crossing Holdings, Ltd., Convertible Preferred Stock                  2,671,725
       11,000  Global Crossing Holdings, Ltd., Convertible Preferred Stock                  2,448,875
       50,000  Intermedia Communications, Inc., Convertible Preferred Stock                 1,293,750
       45,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C          3,943,125
       36,000  PSINet, Inc., Convertible Preferred Stock, Series C                          1,759,500
       45,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                  1,410,500
       83,800  Treev, Inc., Convertible Preferred Stock, Series A                           1,257,000
       60,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International
               Holdings, Inc.)                                                              3,622,500
                                                                                       --------------
                                                                                           25,481,125
                                                                                       --------------

               Non-Convertible - 9.0%
       86,400  Avecia Group plc, Payment-In-Kind Preferred Stock (USD)                      2,419,200
       29,022  Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock            2,129,489
      105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock,       5,355,000
       62,182  Cluett American Corp., Preferred Stock                                       1,134,822
       63,196  Communications & Power Industries, Inc., Preferred Stock, Series B           4,281,529
       74,751  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                          8,054,420
       37,381  CSC Holdings, Inc., Preferred Stock                                          3,943,696
        3,527  Cumulus Media, Inc., Preferred Stock, Series A                               2,874,505
        8,870  Dobson Communications Corp., Payment-In-Kind Preferred Stock                 9,202,625
        4,604  Dobson Communications Corp., Payment-In-Kind Preferred Stock                 4,454,370
       16,904  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock      3,317,410
        3,729  E. Spire Communications, Inc., Payment-In-Kind Preferred Stock                 792,413
       60,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock              5,805,000
        4,375  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                  3,773,438
       10,672  ICG Holdings, Inc., Preferred Stock                                          9,284,640
       10,005  Intermedia Communications, Inc., Preferred Stock                             9,679,838
        5,306  IXC Communications, Inc., Preferred Stock                                    5,372,325
        1,800  J Crew Group, Preferred Stock                                                1,620,000(b)
       24,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Clas          3,000(b)
      247,092  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                      92,660(c)
        7,886  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E       7,669,135
      151,759  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock               7,853,528
        9,670  Paxson Communications Corp., Payment-In-Kind Preferred Stock                 9,694,175
       42,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                       3,665,625
       46,000  PRIMEDIA, Inc., Preferred Stock, Series D                                    4,427,500
       33,000  PRIMEDIA, Inc., Preferred Stock, Series F                                    2,994,750
      147,500  River Bank Asset, Inc., Preferred Stock, Series A                            2,249,375(b)
        4,829  R&B Falcon Corp., Payment-In-Kind Preferred Stock                            5,468,843
        5,994  World Access, Inc., Preferred Stock                                          3,326,670(b)
                                                                                       --------------
                                                                                          130,939,981
                                                                                       --------------
               Total Preferred Stocks (cost $190,035,736)                                 156,421,106
                                                                                       --------------

               COMMON STOCKS & STOCK WARRANTS - 4.5% (a,b)
        5,000  Aavid Thermal Technologies, Inc., Stock Warrants                                52,500
       83,624  Adelphia Business Solutions, Stock Warrants                                  1,939,032
        6,000  Airgate PCS, Inc., Stock Warrants                                              756,000
       15,000  Allegiance Telecom, Inc., Common Stock                                         960,000
       55,000  Arch Communications Group, Inc., Common Stock                                  357,500
      300,000  Arch Communications Group, Inc., Stock Warrants                                281,250
        4,250  ASAT Finance, LLC, Stock Warrants                                              858,500
        4,000  At Track Communications, Inc., Stock Warrants                                   40,500
        3,600  Australis Holdings Pty., Ltd., Stock Warrants                                       36(d)
       17,150  Australis Media, Ltd., Stock Warrants                                              172(d)
        3,000  Birch Telecom, Inc., Stock Warrants                                            166,875
        4,350  Cable Satisfaction International, Inc., Stock Warrants                         121,800
       18,000  Classic Communications, Inc., Common Stock                                     300,060
       35,475  Clearnet Communications, Inc., Stock Warrants                                  661,399
        2,310  Communications & Power Industries, Inc., Common Stock                          347,655(d)
      345,000  Completel Europe N.V., Common Stock (USD)                                    4,140,000
       10,989  Consolidated Hydro, Inc., Stock Warrants, Class B                                8,242
        7,133  Consolidated Hydro, Inc., Stock Warrants, Class C                                1,783
       35,505  Convergent Communications Corp., Common Stock                                  284,040
      150,000  Covad Communications Group, Inc., Common Stock                               2,418,750
        3,267  CS Wireless Systems, Inc., Common Stock                                            448(d)
       11,000  Cybernet Internet Services International, Stock Warrants                       335,500
       71,250  Discovery Zone, Inc., Stock Warrants                                             9,619(d)
       48,000  DIVA Systems Corp., Stock Warrants                                             870,000
       71,300  DTI Holdings, Inc., Stock Warrants                                               8,556
        7,500  FirstWorld Communications, Stock Warrants                                      608,438
      101,377  Gaylord Container Corp., Common Stock, Class A                                 272,451
      127,902  Gaylord Container Corp., Stock Warrants                                        383,706
      500,000  Granite Broadcasting Corp., Common Stock                                     3,687,500
       36,180  Harvard Industries, Inc., Stock Warrants                                           750(d)
       95,000  IntelCom Group Communications, Inc., Common Stock                            2,095,938
       68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                  963,324
       22,645  Intermedia Communications, Inc., Common Stock                                  673,689
        4,300  Intersil Corp., Stock Warrants                                               3,463,650
       14,800  Ionica plc, Stock Warrants (USD)                                                   148
        3,000  Iridium World Communications, Stock Warrants                                       405(d)
       25,500  Jazztel plc, Stock Warrants (USD)                                            2,355,563
       80,000  Magellan Health Services, Inc., Common Stock                                   100,000
       10,900  McCaw International, Ltd., Stock Warrants                                      445,698
       43,872  McLeodUSA, Inc., Common Stock                                                  907,602
        6,000  Metricom, Inc., Stock Warrants                                                 123,000
       70,000  Microcell Telecommunications, Inc., Common Stock                             2,528,750
        7,500  Motient Corp., Stock Warrants                                                  300,938
        4,000  OnePoint Communications Corp., Stock Warrants                                  120,500
        4,200  ONO Finance, plc., Cash Rights (USD)                                           629,475
       33,250  PageMart Nationwide, Inc., Common Stock                                        270,156
       15,000  Pathnet, Inc., Stock Warrants                                                  151,875
        1,356  Pegasus Communications, Corp., Common Stock                                     66,529
      319,200  PhoneTel Technologies, Inc., Common Stock                                      129,675
        8,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                1,000
      130,000  Price Communications Corp., Common Stock                                     3,063,125
        4,800  Primus Telecommunications Group, Inc., Stock Warrants                          148,200
       23,840  Protection One Alarm Monitoring, Stock Warrants                                  8,940
        4,000  Republic Technologies International, Inc., Stock Warrants                           40
        9,000  RSL Communications, Ltd., Stock Warrants                                       412,875
        4,200  R&B Falcon Corp., Stock Warrants                                             2,095,800
        2,200  SF Holdings Group, Inc., Common Stock, Class C                                      22
        3,000  Startec Global Communications, Inc., Stock Warrants                             10,875
      848,787  Teletrac, Inc., Common Stock                                                   551,712
      312,535  Teletrac, Inc., Stock Warrants                                                   3,125
        2,894  TREEV, Inc., Common Stock                                                       18,811
        7,400  UIH Australia/Pacific, Inc., Stock Warrants                                    222,925
       50,000  UnitedGlobalCom, Inc., Common Stock, Class A                                 2,337,500
       66,000  USN Communications, Inc., Stock Warrants                                         8,910(d)
       55,041  VersaTel Telecom B.V., Common Stock (USD)                                    2,373,643
        1,900  Vialog Corp., Stock Warrants                                                   133,238
       90,000  Viatel, Inc., Common Stock                                                   2,570,625
       57,000  Wam!Net, Inc., Stock Warrants                                                  634,125
      120,000  WebLink Wireless, Inc., Common Stock                                         1,590,000
       36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                        279,487
        6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class B                         24,657
        6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class C                         10,340
    1,039,922  Wilshire Financial Services Group, Inc., Common Stock                        1,559,883
        4,300  Winsloew Furniture, Inc., Stock Warrants                                        52,138
      255,000  WorldCom, Inc., Common Stock                                                11,698,125
       80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                              130,000
       80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                               50,000
                                                                                       --------------
               Total Common Stocks & Stock Warrants (cost $55,292,222)                     65,190,098
                                                                                       --------------




Principal                                                            Maturity
Amount                                              Rate               Date
----------                                         ------          ------------
               SHORT-TERM SECURITIES - 4.5% (a)
               Commercial Paper
 $  5,000,000  Henkel Corp.                         6.63%             7/24/2000             4,978,821
   10,000,000  McDonald's Corp.                     6.75%              7/5/2000             9,992,500
   10,000,000  Merck & Co. Inc.                      6.7%              7/7/2000             9,988,833
    5,000,000  New Center Asset Trust               7.04%              7/3/2000             4,998,044
   35,700,000  Prudential Funding Corp.            6.875%              7/5/2000            35,672,729
                                                                                       --------------
               Total Short-Term Securities (at amortized cost)                             65,630,927
                                                                                       --------------
               Total Investments (cost $1,724,217,330)                                  1,452,274,864(e)
                                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the High Yield
    Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through June 30, 2000, by obtaining quotations from brokers who are active with the issues.
    The following table indicates the acquisition date and cost of restricted securities the
    Portfolio owned as of June 30, 2000.


                                                                 Acquisition
                     Security                                       Date                    Cost
--------------------------------------------------------       --------------          --------------
Australis Holdings Pty., Ltd., Stock Warrants                       3/27/1997          $           --
Australis Media, Ltd., Stock Warrants                                1/2/1997                      --
Communications & Power Industries, Inc., Common Stock                8/2/1995                 211,287
CS Wireless Systems, Inc., Common Stock                             12/11/199                  22,110
Discovery Zone, Inc., Stock Warrants                                7/15/1997                 839,158
Harvard Industries, Inc., Stock Warrants                            5/14/1992               9,468,416
Iridium World Communications, Stock Warrants                        7/11/1997                  31,941
USN Communications, Inc., Stock Warrants                            8/13/1997                     560

(e) At June 30, 2000, the aggregate cost of securities for federal tax purposes was $1,724,217,330 and the net unrealized depreciation of investments based on that cost was $271,942,466 which is comprised of $70,895,445 aggregate gross unrealized appreciation and $342,837,911 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.







LB SERIES FUND, INC.
Income Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)


Principal                                                                                      Maturity
 Amount                                                                       Rate               Date                 Value
----------                                                                   ------          ------------        --------------
               CORPORATE BONDS - 43.5% (a)
               Aerospace & Defense - 2.0%
    6,000,000  Lockheed Martin Corp., Notes                                     7.7%            6/15/2008        $    5,897,656
   10,000,000  Lockheed Martin Corp., Unsecured Debentures                     7.65%             5/1/2016             9,480,470
    4,000,000  Raytheon Co., Notes                                             6.75%            8/15/2007             3,721,016
    4,000,000  Raytheon Co., Notes                                             6.45%            8/15/2002             3,908,484
                                                                                                                 --------------
                                                                                                                     23,007,626
                                                                                                                 --------------

               Airlines - 1.3%
    6,500,000  American Airlines, Inc., Pass Through Certificates,
               Series 1999-1-A2, Class B                                      7.324%           10/15/2009             6,184,328
    9,000,000  Continental Airlines, Inc., Series 2000-1-A1
               Pass Through Certificates                                      8.048%            11/1/2020             8,989,425
                                                                                                                 --------------
                                                                                                                     15,173,753
                                                                                                                 --------------

               Automotive - 0.3%
    3,000,000  Toyota Motor Credit Corp., Notes (USD)                           5.5%            9/17/2001             2,947,080
                                                                                                                 --------------

               Banks - 3.0%
    5,000,000  Abbey National Capital Trust I Preferred Securities            8.963%           12/29/2049             4,981,710
    8,000,000  Abbey National plc, Subordinated Debentures (USD)               7.95%           10/26/2029             7,921,408
    6,000,000  HSBC Capital Funding, LP, Notes                               10.176%           12/31/2049             6,440,706
    6,000,000  PNC Funding Corp., Subordinated Notes                            7.5%            11/1/2009             5,797,746
    4,500,000  Wachovia Corp., Subordinated Notes                             5.625%           12/15/2008             3,887,726
    6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities         7.73%            12/1/2026             5,253,714
                                                                                                                 --------------
                                                                                                                     34,283,010
                                                                                                                 --------------

               Broadcasting & Media - 0.9%
    5,000,000  Charter Communications, Inc., Sr. Notes                         10.0%             4/1/2009             4,850,000
    1,800,000  Clear Channel Communications, Convertible Notes                  1.5%            12/1/2002             1,761,750
    4,000,000  CSC Holdings, Inc., Sr. Notes                                   7.25%            7/15/2008             3,716,848
                                                                                                                 --------------
                                                                                                                     10,328,598
                                                                                                                 --------------

               Conglomerates - 0.8%
   10,000,000  Tyco International Group S.A., Notes (USD)                     5.875%            11/1/2004             9,354,970
                                                                                                                 --------------

               Environmental - 0.6%
    3,000,000  USA Waste Services, Inc., Sr. Notes                              7.0%            10/1/2004             2,784,921
    5,000,000  USA Waste Services, Inc., Sr. Notes                              6.5%           12/15/2002             4,708,850
                                                                                                                 --------------
                                                                                                                      7,493,771
                                                                                                                 --------------

               Finance - Automotive - 0.6%
    7,500,000  Ford Motor Credit Co., Notes                                   7.375%           10/28/2009             7,275,150
                                                                                                                 --------------

               Finance - Commercial - 0.4%
    5,500,000  FINOVA Capital Corp., Notes                                     7.25%            7/12/2006             4,547,378
                                                                                                                 --------------

               Finance - Consumer - 1.1%
    5,000,000  Associates Corp. of North America, Bonds                         5.8%            4/20/2004             4,689,780
    3,000,000  Associates Corp. of North America, Sr. Notes                     6.5%            8/15/2002             2,938,278
    6,000,000  CIT (The) Group, Inc., Notes                                     5.5%            2/15/2004             5,557,932
                                                                                                                 --------------
                                                                                                                     13,185,990
                                                                                                                 --------------

               Finance - Other - 0.6%
    7,000,000  Comdisco, Inc., Sr. Notes                                        6.0%            1/30/2002             6,706,154
                                                                                                                 --------------

               Finance - Structured - 0.4%
    2,100,000  Credit Suisse First Boston NY, Convertible Medium Term Note
               (Cisco Systems, Inc.)                                            2.0%            1/11/2010             2,415,000
    1,800,000  Credit Suisse First Boston, Convertible Medium Term Notes
               (General Electric Co.)                                           2.0%             5/1/2010             1,707,750
                                                                                                                 --------------
                                                                                                                      4,122,750
                                                                                                                 --------------

               Food & Beverage - 0.8%
   22,000,000  Coca-Cola Enterprises, Inc., Notes                            Zero Coupon        6/20/2020             4,262,214
    5,500,000  ConAgra, Inc., Sr. Notes                                         5.5%           10/15/2002             5,279,060
                                                                                                                 --------------
                                                                                                                      9,541,274
                                                                                                                 --------------

               Health Care - Medical Products & Supplies - 0.6%
    8,000,000  Becton, Dickinson, & Co., Debentures                             6.7%             8/1/2028             7,026,224
                                                                                                                 --------------

               Health Care Management - 0.3%
    3,500,000  Tenet Healthcare Corp., Sr. Notes                               9.25%             9/1/2010             3,543,750
                                                                                                                 --------------

               Insurance - 6.4%
    9,000,000  Allstate Corp., Debentures                                      6.75%            5/15/2018             7,777,152
    6,000,000  American General Capital Corp. II, Bonds                         8.5%             7/1/2030             6,028,476
    9,000,000  AON Corp., Notes                                                8.65%            5/15/2000             9,250,056
   11,000,000  Equitable Life Assurance Society of the United States,
               Surplus Notes                                                   6.95%            12/1/2005            10,638,837
   12,000,000  Everest Reinsurance Holdings, Sr. Notes                          8.5%            3/15/2005            12,109,032
    6,000,000  GE Global Insurance, Notes                                       7.5%            6/15/2005             5,959,152
    6,000,000  Hartford Financial Services Group, Inc., Notes                   7.9%            6/15/2010             6,002,352
    8,000,000  New York Life Insurance Co., Surplus Notes                       6.4%           12/15/2003             7,754,824
    9,000,000  Prudential Insurance Co. of America, Capital Notes             6.875%            4/15/2003             8,796,528
                                                                                                                 --------------
                                                                                                                     74,316,409
                                                                                                                 --------------

               Investment Banking & Brokerage - 1.3%
    7,000,000  Fidelity Invesments, Debentures                                 7.49%            6/15/2019             6,711,264
    8,500,000  Morgan Stanley Dean Witter, Notes                               7.75%            6/15/2005             8,552,964
                                                                                                                 --------------
                                                                                                                     15,264,228
                                                                                                                 --------------

               Oil & Gas - 5.3%
    6,000,000  Amerada Hess Corp., Bonds                                      7.875%            10/1/2029             5,904,558
   10,000,000  Coastal Corp., Notes                                            7.75%            6/15/2010             9,949,690
    6,000,000  Dynegy, Inc., Notes                                            8.125%            3/15/2005             6,077,304
    4,000,000  Dynegy, Inc., Sr. Notes                                         7.45%            7/15/2006             3,897,004
    4,000,000  Newfield Exploration Co., Sr. Notes, Series B                   7.45%           10/15/2007             3,710,428
    2,500,000  Nuevo Energy Company, Sr. Subordinated Notes, Series B           9.5%             6/1/2008             2,481,250
    2,750,000  Pemex Finance, Ltd., Notes                                      8.45%            2/15/2007             2,705,271
    3,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                    9.14%            8/15/2004             3,570,683
    6,000,000  Phillips Petroleum Co., Notes                                   8.75%            5/25/2010             6,363,714
    3,000,000  Tosco Corp., Notes                                             8.125%            2/15/2030             3,033,183
    3,000,000  Triton Energy, Ltd., Sr. Notes                                  8.75%            4/15/2002             2,977,500
    3,500,000  Union Pacific Resources Group, Notes                             7.3%            4/15/2009             3,383,156
    2,000,000  Valero Energy Corp., Notes                                     8.375%            6/15/2005             2,033,244
    6,000,000  Williams Companies, Inc., Notes                                7.625%            7/15/2019             5,783,640
                                                                                                                 --------------
                                                                                                                     61,870,625
                                                                                                                 --------------

               Retail - 2.2%
      450,000  Costco Companies, Inc., Convertible Subordinated Notes        Zero Coupon        8/19/2017               372,938
    1,050,000  Costco Companies, Inc., Convertible Subordinated Notes        Zero Coupon        8/19/2017               870,188
    7,000,000  Federated Department Stores, Inc., Notes                         8.5%             6/1/2010             7,140,147
    3,500,000  Kohls Corp., Convertible Subordinated Bond                    Zero Coupon        6/15/2020             2,012,500
    4,000,000  Rite Aid Corp., Notes                                          6.125%           12/15/2008             1,880,000
    6,000,000  Saks, Inc., Sr. Notes                                           8.25%           11/15/2008             5,325,384
    8,000,000  TJX Companies., Inc., Notes                                     7.45%           12/15/2009             7,685,056
                                                                                                                 --------------
                                                                                                                     25,286,213
                                                                                                                 --------------

               Retail - Food - 2.1%
   12,000,000  Kroger Company, Sr. Notes                                       8.05%             2/1/2010            11,944,464
   12,000,000  Safeway, Inc., Notes                                            7.25%            9/15/2004            11,871,852
                                                                                                                 --------------
                                                                                                                     23,816,316
                                                                                                                 --------------

               Services - 0.4%
    4,500,000  ARAMARK Services, Inc., Notes                                    7.0%            7/15/2006             4,199,976
                                                                                                                 --------------

               Technology - Hardware - 0.7%
    4,000,000  Solectron Corp., Convertible Note                             Zero Coupon         5/8/2020             2,540,000
    6,000,000  Texas Instruments, Inc., Sr. Notes                               7.0%            8/15/2004             5,981,514
                                                                                                                 --------------
                                                                                                                      8,521,514
                                                                                                                 --------------

               Telecommunications - Data/Internet - 0.4%
    5,000,000  Exodus Communications, Inc., Sr. Notes                        11.625%            7/15/2010             5,037,500
                                                                                                                 --------------

               Telecommunications - Wireless - 0.4%
    4,500,000  Nextel Communications, Inc., Sr. Notes                         9.375%           11/15/2009             4,320,000
                                                                                                                 --------------

               Telecommunications - Wireline - 2.0%
    3,500,000  LCI International, Inc., Sr. Notes                              7.25%            6/15/2007             3,369,482
    5,000,000  Level 3 Communications, Inc., Sr. Notes                         11.0%            3/15/2008             4,975,000
    5,000,000  NEXTLINK Communications, Inc., Sr. Notes                        10.5%            12/1/2009             4,900,000
    3,500,000  Qwest Communications International, Inc., Sr. Notes, Series B    7.5%            11/1/2008             3,402,179
    6,000,000  U.S. West Capital Funding, Inc., Notes                          6.25%            7/15/2005             5,671,914
                                                                                                                 --------------
                                                                                                                     22,318,575
                                                                                                                 --------------

               Textiles & Apparel - 0.3%
    4,000,000  Levi Strauss & Co., Notes                                        6.8%            11/1/2003             3,280,000
                                                                                                                 --------------

               Transportation - 1.1%
    8,000,000  CNF Transportation, Inc., Notes                                8.875%             5/1/2010             7,927,112
    4,902,148  Federal Express Corp., Series 1998-1-A, Class B                 6.72%            1/15/2022             4,475,440
                                                                                                                 --------------
                                                                                                                     12,402,552
                                                                                                                 --------------

               Utilities - 7.2%
    4,500,000  AES (The) Corp., Sr. Notes                                       9.5%             6/1/2009             4,432,500
    3,000,000  CalEnergy Company, Inc., Sr. Notes                              6.96%            9/15/2003             2,940,210
    4,000,000  CalEnergy Company, Inc., Sr. Notes                              7.63%           10/15/2007             3,915,144
    3,500,000  Calpine Corp., Sr. Notes                                       7.875%             4/1/2008             3,355,625
    2,000,000  Calpine Corp., Sr. Notes                                        7.75%            4/15/2009             1,895,000
    7,500,000  Cleveland Electric Illuminate, Sr. Notes, Series D              7.88%            11/1/2017             7,182,030
    4,000,000  CMS Energy Corp., Sr. Notes                                      8.0%             7/1/2001             3,939,964
    7,000,000  CMS Energy Corp., Sr. Unsecured Notes                          8.125%            5/15/2002             6,852,104
    4,500,000  Commonwealth Edison Co., Notes                                 7.625%            1/15/2007             4,478,297
    4,000,000  Connecticut Light & Power Co., First Refunding Mortgage Bonds,
               Series 97C                                                      7.75%             6/1/2002             4,016,124
    5,000,000  Consolidated Edison Co. NY, Inc., Debentures                    6.45%            12/1/2007             4,674,150
    8,500,000  Dominion Resources, Inc., Sr. Notes                            8.125%            6/15/2010             8,592,829
    9,000,000  East Coast Power, LLC, Sr. Secured Notes, Series B             7.066%            3/31/2012             8,297,172
    6,000,000  National Rural Utilities, Medium Term Notes                     5.75%            12/1/2008             5,304,426
    5,000,000  NRG Energy, Inc., Sr. Notes                                      7.5%            6/15/2007             4,773,670
    5,000,000  PSEG Capital Corp., Medium Term Notes                           6.25%            5/15/2003             4,807,115
    4,500,000  TNP Enterprises, Inc., Sr. Subordinated Notes                  10.25%             4/1/2010             4,646,250
                                                                                                                 --------------
                                                                                                                     84,102,610
                                                                                                                 --------------
               Total Corporate Bonds (cost $517,284,878)                                                            503,273,996
                                                                                                                 --------------

               ASSET-BACKED SECURITIES - 8.0% (a)
   12,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1,
               Class A-2                                                        6.4%           10/20/2003            11,816,460
      968,987  Chase Manhattan Grantor Trust, Series 1996-B-A                  6.61%            9/15/2002               968,207
    6,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6             5.63%            6/25/2009             5,534,310
    1,997,392  CS First Boston Mortgage Security Corp., Series 1996-2,
               Class A4                                                        6.62%            9/25/2009             1,981,483
   10,000,000  Discover Card Master Trust I, Series 1996-3A                    6.05%            8/18/2008             9,464,950
    5,000,000  Discover Card Master Trust I, Series 1998-7A                     5.6%            5/15/2006             4,751,125
   12,000,000  Heller Financial Commercial Mortgage Corp.,
               Series 2000-PH1-A2                                              7.75%           11/15/2009            12,189,174
   10,000,000  Proffitt's Credit Card Master Trust, Series 1997-2, Class A      6.5%           12/15/2005             9,889,950
   12,000,000  Standard Credit Master Trust 1, Credit Card Participation
               Certificates, Series 1995-9-A                                   6.55%            10/7/2007            11,651,940
   15,000,000  World Financial Network Credit Card Master Trust,
               Series 1996-B, Class A                                          6.95%            4/15/2006            14,963,025
   10,168,724  World Omni Auto Lease Trust, Series 1997-A, Class A4             6.9%            6/25/2003            10,175,079
                                                                                                                 --------------
               Total Asset-Backed Securities (cost $94,945,121)                                                      93,385,703
                                                                                                                 --------------

               FOREIGN GOVERNMENT BONDS - 3.2% (a,b)
    6,000,000  Brazil (Federative Republic), Unsubordinated Notes (USD)        14.5%           10/15/2009             6,420,000
   12,000,000  Israel (State of), Notes                                        7.75%            3/15/2010            11,871,972
    6,000,000  Mexican United States, Notes                                   9.875%             2/1/2010             6,225,000
    8,000,000  Ontario (Province of) Canada, Sr. Notes                          5.5%            10/1/2008             7,184,768
    6,000,000  Philippines (Republic of), Bonds                                 9.5%           10/21/2024             5,595,000
                                                                                                                 --------------
               Total Foreign Government Bonds (cost $38,784,975)                                                     37,296,740
                                                                                                                 --------------

               MORTGAGE-BACKED SECURITIES - 12.7% (a)
   65,000,000  Federal National Mortgage Association, Participation
               Certificates                                                     8.0%             7/1/2030            65,263,900(c)
   65,000,000  Government National Mortgage Association, Modified
               Pass Through Certificates                                        7.5%            6/15/2030            64,532,650(c)
   18,000,000  Morgan Stanley Dean Witter Capital I Trust, Pass Through
               Certificates, Series 2000-Life-A2                               7.57%           12/15/2009            18,070,132
                                                                                                                 --------------
               Total Mortgage-Backed Securities (cost $147,856,716)                                                 147,866,682
                                                                                                                 --------------

               U.S. GOVERNMENT AGENCY - 3.1% (a)
    2,000,000  Federal Home Loan Mortgage Corp., Notes                        5.125%           10/15/2008             1,744,336
    7,000,000  Federal National Mortgage Association, Notes                    5.75%            4/15/2003             6,787,228
   24,500,000  Federal National Mortgage Association, Notes                    7.25%            1/15/2010            24,742,134
    8,300,000  Resolution Funding Corp., Principal Strips                    Zero Coupon       10/15/2019             2,352,203
                                                                                                                 --------------
               Total U.S. Government Agency (cost $35,599,384)                                                       35,625,901
                                                                                                                 --------------

               U.S. GOVERNMENT - 12.9% (a)
   96,500,000  U.S. Treasury Bonds                                          6.25%-7.625%        2016-2023           105,894,248(d)
   32,400,000  U.S. Treasury Notes                                           5.875%-6.5%        2004-2010            32,313,139
   20,000,000  U.S. Treasury Principal Strips                                Zero Coupon       11/15/2021             5,414,200
   20,000,000  U.S. Treasury Coupon Strips                                   Zero Coupon        8/15/2021             5,463,560
                                                                                                                 --------------
               Total U.S. Government (cost $151,984,972)                                                            149,085,147
                                                                                                                 --------------

   Shares
--------------
               COMMON STOCKS - 0.3% (a)
       10,000  Cendant Corp., Stock Rights                                                                               84,375(e)
       35,000  Lucent Technologies, Inc., Common Stock                                                                2,073,750
       30,000  TXU Corp., Common Stock                                                                                  885,000
                                                                                                                 --------------
               Total Common Stocks (cost $3,277,779)                                                                  3,043,125
                                                                                                                 --------------

               PREFERRED STOCKS - 0.6% (a)
       15,500  Georgia-Pacific Corp., Convertible Unit Security                                                         496,000
        4,800  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                            1,068,600
       35,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                         1,417,500
       72,000  MetLife Capital Trust I, Convertible Preferred Stock                                                   4,981,500
                                                                                                                 --------------
               Total Preferred Stocks (cost $7,095,312)                                                               7,963,600
                                                                                                                 --------------

Principal                                                                                      Maturity
 Amount                                                                       Rate               Date
----------                                                                   ------          ------------
               SHORT-TERM SECURITIES - 15.7% (a)
               Commercial Paper
 $ 11,390,000  Abbott Laboratories                                             6.65%            7/11/2000            11,368,960
    4,962,000  American Express Credit Corp.                                   6.55%            7/10/2000             4,953,875
    5,000,000  Enterprise Funding Corp.                                        6.56%            7/11/2000             4,990,889
    6,137,000  Enterprise Funding Corp.                                        6.57%            7/24/2000             6,111,240
   10,000,000  Ford Motor Credit Co. of Puerto Rico, Inc.                      6.55%            7/21/2000             9,963,611
    1,280,000  General Electric Capital Corp.                                  6.55%            7/24/2000             1,274,644
   12,000,000  General Mills, Inc.                                             6.52%            7/20/2000            11,958,707
   10,000,000  International Business Machines, Inc.                           6.52%            7/13/2000             9,978,267
   15,000,000  Merck & Co. Inc.                                                 6.7%             7/7/2000            14,983,250
   10,000,000  Metlife Funding, Inc.                                           6.51%            7/14/2000             9,976,492
    5,000,000  New Center Asset Trust                                          7.04%             7/3/2000             4,998,044
    5,000,000  Preferred Receivables Funding Corp.                              6.6%            7/21/2000             4,981,667
    5,000,000  Preferred Receivables Funding Corp.                              6.6%            7/20/2000             4,982,583
    1,610,000  Preferred Receivables Funding Corp.                             6.58%            7/13/2000             1,606,469
   21,100,000  Prudential Funding Corp.                                       6.875%             7/5/2000            21,083,882
   10,000,000  Sears Roebuck Acceptance Corp.                                   6.7%            7/14/2000             9,979,528
    5,000,000  Sheffield Receivables Corp.                                      7.0%             7/5/2000             4,985,422
    5,000,000  St. Paul Companies, Inc.                                        6.51%            7/12/2000             4,990,054
    8,488,000  Transamerica Finance Corp.                                       6.6%            7/17/2000             8,463,102
    5,713,000  Triple-A One Funding, Inc.                                      6.57%             7/7/2000             5,706,744
   19,572,000  USA Group Secondary Market Services                             6.48%            7/19/2000            19,515,193
    5,000,000  Wal-Mart Stores, Inc.                                            6.5%            7/11/2000             4,990,972
                                                                                                                 --------------
               Total Short-Term Securities (at amortized cost)                                                      181,843,595
                                                                                                                 --------------
               Total Investments (cost $1,178,672,732)                                                            1,159,384,489(f)
                                                                                                                 ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At June 30, 2000, U.S. Treasury Notes valued at $1,512,657 were held in escrow or pledged as initial margin deposit to cover open financial futures contracts as follows:




                                                                                         Notional
                             Number of                                     Market        Principal       Unrealized
Type                         Contracts      Expiration     Position        Value          Amount         Gain (Loss)
--------------------------   ---------      ----------     --------     -----------    -----------      ------------
U.S. Treasury Note Futures      250         Sept. 2000       Short      $24,621,094    $24,442,344   $     (178,750)
S&P 500 Futures                  30         Sept. 2000       Short       11,010,750     11,151,750          141,000
                                                                                                     --------------
                                                                                                     $      (37,750)
                                                                                                     ==============

(e) Currently non-income producing.

(f) At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $1,178,672,732 and the net unrealized depreciation of investments based on that cost was $19,288,243 which is comprised of $5,935,536 aggregate gross unrealized appreciation and $25,223,779 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
Money Market Portfolio
Portfolio of Investments
June 30, 2000
(unaudited)

Principal                                                                                      Maturity
 Amount                                                                      Yield               Date                 Value
----------                                                                   ------          ------------        --------------
               BANK NOTES - 1.1% (a)
               Banking - Domestic
 $  3,000,000  First National Bank of Chicago, N.A.                            6.05%            8/11/2000        $    2,999,831
                                                                                                                 --------------

               CERTIFICATES OF DEPOSIT - 8.4% (a)
               Banking - Domestic - 2.3%
    3,000,000  Michigan National Bank                                          6.80%             4/6/2001             3,001,544
    3,000,000  Morgan Guaranty Trust Co. of New York                           5.75%            7/19/2000             2,999,924
                                                                                                                 --------------
                                                                                                                      6,001,468
                                                                                                                 --------------

               Banking - Foreign - 6.1%
    2,000,000  Canadian Imperial Bank of Commerce                              6.72%            2/12/2001             1,999,413
    3,000,000  Svenska Handelsbanken NY                                        6.10%            7/27/2000             2,998,954
    1,000,000  UBS Ag Stamford (Union Bank of Switzerland)                     7.02%            12/6/2000               995,781
    1,000,000  UBS Ag Stamford (Union Bank of Switzerland)                     6.44%           12/11/2000               998,916
    3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                     6.90%            4/30/2001             2,999,527
    3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                     7.23%             5/8/2001             2,999,276
    3,000,000  UBS Ag Stamford (Union Bank of Switzerland)                     7.15%            6/22/2001             2,997,828
                                                                                                                 --------------
                                                                                                                     15,989,695
                                                                                                                 --------------
               Total Certificates of Deposit                                                                         21,991,163
                                                                                                                 --------------

               COMMERCIAL PAPER - 83.1% (a)
               Banking - Domestic - 2.6%
      950,000  Metrocrest Hospital Authority, Series 1989
               (Bank of New York Direct Pay Letter of Credit)                  6.64%             7/5/2000               949,305
    3,000,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)          6.66%            8/18/2000             2,973,640
    3,000,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)          6.75%             9/6/2000             2,962,927
                                                                                                                 --------------
                                                                                                                      6,885,872
                                                                                                                 --------------

               Banking - Foreign - 7.5%
    3,000,000  Abbey National North America (Guaranteed Abbey National plc)    6.26%            8/30/2000             2,969,650
    3,000,000  Abbey National North America (Guaranteed Abbey National plc)    6.46%            11/3/2000             2,935,833
    3,000,000  Abbey National North America (Guaranteed Abbey National plc)    7.03%           11/20/2000             2,919,533
    5,000,000  Centerior Fuel Corp. (Direct Pay Letter of Credit,
               Barclays Bank plc)                                              6.77%            7/17/2000             4,985,000
    3,000,000  Deutsche Bank Financial Corp. (Guaranteed Deutsche Bank A.G.)   6.28%           10/13/2000             2,948,000
    3,000,000  Svenska Handelsbank, Inc.                                       6.93%           12/11/2000             2,909,128
                                                                                                                 --------------
                                                                                                                     19,667,144
                                                                                                                 --------------

               Consumer Products - 0.6%
    1,700,000  Procter & Gamble Co.                                            6.62%             7/6/2000             1,698,442
                                                                                                                 --------------

               Drugs & Health Care - 3.4%
    3,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)               6.16%            7/26/2000             2,987,479
    3,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)               6.33%            8/29/2000             2,969,664
    3,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)               6.67%            9/26/2000             2,952,948
                                                                                                                 --------------
                                                                                                                      8,910,091
                                                                                                                 --------------

               Finance - Automotive - 4.8%
      325,000  DaimlerChrysler North America Holdings                          6.37%           10/31/2000               318,260
    3,600,000  Ford Motor Credit Co.                                           6.62%             7/6/2000             3,596,700
    3,000,000  Ford Motor Credit Co.                                           6.61%            10/6/2000             2,998,203
      300,000  General Motors Acceptance Corp. (General Motors Corp.)          6.68%            7/12/2000               299,395
    3,000,000  General Motors Acceptance Corp. (General Motors Corp.)          6.59%            7/18/2000             2,990,792
    1,000,000  General Motors Acceptance Corp. (General Motors Corp.)          6.68%            7/18/2000               996,874
    1,500,000  Toyota Motor Credit Corp.                                       6.24%            8/28/2000             1,485,452
                                                                                                                 --------------
                                                                                                                     12,685,676
                                                                                                                 --------------

               Finance - Commercial - 8.1%
   12,000,000  CIT Group Holdings, Inc.                                        7.01%             7/5/2000            11,990,667
    2,000,000  General Electric Capital Corp.                                  6.90%             7/3/2000             1,999,233
    3,000,000  General Electric Capital Corp.                                  6.96%             7/5/2000             2,997,683
      570,000  General Electric Capital Corp.                                  6.81%            9/20/2000               561,471
      700,000  General Electric Capital Corp.                                  6.85%           11/28/2000               680,633
    3,000,000  General Electric Credit Capital Services of Puerto Rico, Inc.
               (Guaranteed General Electric Capital Corp.)                     6.25%            8/25/2000             2,972,179
                                                                                                                 --------------
                                                                                                                     21,201,866
                                                                                                                 --------------

               Finance - Consumer - 11.3%
    4,300,000  American Express Credit Corp.                                   6.81%            7/10/2000             4,292,690
    5,500,000  American Express Credit Corp.                                   6.58%            7/11/2000             5,489,993
    3,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                  6.24%            7/10/2000             2,995,388
    2,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                  6.54%            7/31/2000             1,989,283
    3,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                  6.77%            8/23/2000             2,970,541
   12,000,000  Household Finance Corp.                                         6.90%             7/3/2000            11,995,387
                                                                                                                 --------------
                                                                                                                     29,733,282
                                                                                                                 --------------

               Finance - Structured - 13.4%
    3,000,000  Corporate Asset Funding Co.                                     6.66%             8/1/2000             2,982,898
    3,000,000  Corporate Receivables Corp.                                     6.64%            8/23/2000             2,971,027
    6,900,000  CXC, Inc.                                                       6.92%             7/3/2000             6,897,355
    2,100,000  CXC, Inc.                                                       6.64%             7/7/2000             2,097,694
    3,000,000  CXC, Inc.                                                       6.70%            8/25/2000             2,969,613
    3,000,000  Delaware Funding Corp.                                          6.62%            7/24/2000             2,987,388
    3,000,000  Edison Asset Securitization, L.L.C.                             6.65%            8/11/2000             2,977,518
    3,000,000  Preferred Receivables Funding                                   6.65%             8/8/2000             2,979,163
    1,014,000  Triple-A One Funding Corp.                                      6.90%             7/6/2000             1,013,030
    2,000,000  Triple-A One Funding Corp.                                      6.90%             7/6/2000             1,998,086
    3,000,000  Triple-A One Funding Corp.                                      6.66%            7/28/2000             2,985,173
    2,500,000  Triple-A One Funding Corp.                                      6.81%            10/2/2000             2,456,988
                                                                                                                 --------------
                                                                                                                     35,315,933
                                                                                                                 --------------

               Food & Beverage - 3.8%
    2,587,000  BestFoods                                                       6.27%            7/10/2000             2,583,016
    3,500,000  Cargill, Inc.                                                   6.93%             7/5/2000             3,497,309
    4,000,000  General Mills, Inc.                                             6.86%             7/5/2000             3,996,956
                                                                                                                 --------------
                                                                                                                     10,077,281
                                                                                                                 --------------

               Insurance - 9.5%
    3,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                     6.34%             9/6/2000             2,965,663
    3,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                     6.50%            12/6/2000             2,918,367
    5,000,000  American Family Financial Services (Guaranteed American
               Family Mutual Insurance Co.)                                    6.06%            7/17/2000             4,986,933
    3,000,000  American Family Financial Services (Guaranteed American
               Family Mutual Insurance Co.)                                    6.28%            9/11/2000             2,963,640
    3,000,000  American Family Financial Services (Guaranteed American
               Family Mutual Insurance Co.)                                    6.44%           10/16/2000             2,944,360
    3,000,000  American General Finance Corp.                                  6.96%           10/10/2000             2,942,851
    3,000,000  Prudential Funding Corp.                                        6.99%           11/20/2000             2,920,125
    2,250,000  USAA Capital Corp.                                              6.70%             8/7/2000             2,234,738
                                                                                                                 --------------
                                                                                                                     24,876,677
                                                                                                                 --------------

               Metals & Mining - 2.3%
    3,000,000  Alcoa, Inc.                                                     6.74%             8/2/2000             2,982,267
    3,000,000  Alcoa, Inc.                                                     6.70%            9/12/2000             2,959,972
                                                                                                                 --------------
                                                                                                                      5,942,239
                                                                                                                 --------------

               Oil & Gas - 3.5%
    1,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)              6.22%            8/14/2000               992,618
    3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)              6.63%            8/16/2000             2,974,853
    3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)              6.36%            9/18/2000             2,959,447
    2,238,000  Mobil Corp.                                                     6.58%            2/12/2001             2,261,485
                                                                                                                 --------------
                                                                                                                      9,188,403
                                                                                                                 --------------

               Services - 0.7%
    2,000,000  Leland H. Stanford Junior University                            6.84%           12/12/2000             1,939,684
                                                                                                                 --------------

               Technology - Hardware - 1.1%
    3,000,000  Motorola, Inc.                                                  6.82%            11/9/2000             2,927,623
                                                                                                                 --------------

               Technology - Services - 4.6%
   12,000,000  Electronic Data Systems Corp.                                   7.01%             7/5/2000            11,990,667
                                                                                                                 --------------

               Telecommunications - Wireline - 2.2%
    3,000,000  AT&T Corp.                                                      6.94%           11/30/2000             2,915,007
    3,000,000  AT&T Corp.                                                      6.67%             3/8/2001             3,000,000
                                                                                                                 --------------
                                                                                                                      5,915,007
                                                                                                                 --------------

               U.S. Municipal - 3.7%
    3,000,000  California Pollution Control Finance Authority; Environmental
               Improvement Revenue Bonds; Series 1996 (Guaranteed
               Shell Oil Co.)                                                  6.66%            8/15/2000             3,000,000
    6,728,000  Nebhelp, Inc. (Student Loan Marketing Assoc.,
               Direct Pay Letter of Credit)                                    6.52%            7/10/2000             6,717,101
                                                                                                                 --------------
                                                                                                                      9,717,101
                                                                                                                 --------------
               Total Commercial Paper                                                                               218,672,988
                                                                                                                 --------------

               MEDIUM TERM NOTES - 2.6% (a)
               Finance - Automotive - 1.5%
    2,000,000  General Motors Acceptance Corp. (General Motors Corp.)          6.25%             7/5/2000             2,000,138
    1,000,000  General Motors Acceptance Corp. (General Motors Corp.)          6.59%           10/20/2000               996,333
    1,000,000  General Motors Acceptance Corp. (General Motors Corp.)          6.81%             4/9/2001               992,580
                                                                                                                 --------------
                                                                                                                      3,989,051
                                                                                                                 --------------

               Finance - Commercial - 1.1%
    3,000,000  General Electric Capital Corp.                                  7.42%            5/23/2001             3,000,000
                                                                                                                 --------------
               Total Medium Term Notes                                                                                6,989,051
                                                                                                                 --------------

               VARIABLE RATE NOTES - 3.0% (a,b)
               Banking - Domestic - 2.1%
    2,586,000  River Fuel Co., Inc. (Bank of New York, Direct Pay Letter
               of Credit)                                                      6.57%            7/14/2000             2,579,902
    3,000,000  River Fuel Co., Inc. (Bank of New York, Direct Pay Letter
               of Credit)                                                      6.69%            7/31/2000             2,983,375
                                                                                                                 --------------
                                                                                                                      5,563,277
                                                                                                                 --------------

               U.S. Municipal - 0.9%
    2,300,000  Illinois Student Assistance Commission (Bank of America,
               Illinois, Direct Pay Letter of Credit)                          6.68%             7/5/2000             2,300,000
                                                                                                                 --------------
               Total Variable Rate Notes                                                                              7,863,277
                                                                                                                 --------------

               U.S. GOVERNMENT AGENCY - 1.8% (a)
    1,708,000  Federal Home Loan Bank                                          6.29%           11/10/2000             1,670,487
    3,000,000  Federal National Mortgage Association                           6.09%             7/6/2000             2,997,571
                                                                                                                 --------------
               Total U.S. Government Agency                                                                           4,668,058
                                                                                                                 --------------
               Total Investments (at amortized cost)                                                             $  263,184,368(c)
                                                                                                                 ===============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $419,779,685)                                             $488,260,660
Cash                                                                   19,827
Receivable for investment securities sold                           5,284,795
Dividend and interest receivable                                       21,452
                                                                 ------------
Total assets                                                      493,586,734
                                                                 ------------
LIABILITIES:
Payable for investment securities purchased                         1,357,813
                                                                 ------------
NET ASSETS                                                       $492,228,921
                                                                 ============

NET ASSETS CONSIST OF:
Paid-in capital (33,246,446 shares of capital
stock outstanding)                                               $397,047,257
Undistributed net investment income                                   422,412
Accumulated net realized gain from sale
of investments                                                     26,278,277
Unrealized net appreciation of investments                         68,480,975
                                                                 ------------
NET ASSETS                                                       $492,228,921
                                                                 ============

Net asset value and public offering price per share
($492,228,921 divided by 33,246,446 shares of
capital stock outstanding)                                             $14.81
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                  $    217,897
Interest income                                                     1,123,315
                                                                 ------------
Total income                                                        1,341,212
                                                                 ------------

Expenses --
Investment advisory fee                                               918,800
                                                                 ------------
Net investment income                                                 422,412
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       67,082,675
Net change in unrealized appreciation of investments              (44,920,946)
                                                                 ------------
Net gain on investments                                            22,161,729
                                                                 ------------
Net increase in net assets resulting
from operations                                                  $ 22,584,141
                                                                 ============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000        Year Ended
                                                                 (unaudited)     December 31, 1999
                                                               --------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income (loss)                                   $      422,412       $     (320,726)
Net realized gain on investments                                   67,082,675            7,106,355
Net change in unrealized appreciation or depreciation
of investments                                                    (44,920,946)          86,027,696
                                                               --------------       --------------
Net increase in net assets resulting from operations               22,584,141           92,813,325
                                                               --------------       --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       38,002,029           13,460,359
Cost of shares redeemed                                            (5,263,053)         (41,563,313)
                                                               --------------       --------------
Net change in net assets from capital stock transactions           32,738,976          (28,102,954)
                                                               --------------       --------------
Net increase in net assets                                         55,323,117           64,710,371

NET ASSETS:
Beginning of period                                               436,905,804          372,195,433
                                                               --------------       --------------
End of period (including undistributed net
investment income of $422,412 and $0, respectively)            $  492,228,921       $  436,905,804
                                                               ==============       ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $402,175,752)                                             $473,936,889
Cash                                                                   94,008
Receivable for investment securities sold                           1,904,401
Dividend and interest receivable                                       94,900
                                                                 ------------
Total assets                                                      476,030,198
                                                                 ------------

LIABILITIES:
Payable for investment securities purchased                         1,121,441
                                                                 ------------
NET ASSETS                                                       $474,908,757
                                                                 ============

NET ASSETS CONSIST OF:
Paid-in capital (26,859,131 shares of capital
stock outstanding)                                               $378,053,428
Undistributed net investment income                                   688,303
Accumulated net realized gain from sale
of investments                                                     24,405,889
Unrealized net appreciation of investments                         71,761,137
                                                                 ------------
NET ASSETS                                                       $474,908,757
                                                                 ============
Net asset value and public offering price per share
($474,908,757 divided by 26,859,131 shares of
capital stock outstanding)                                             $17.68
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      474,798
Interest income                                                       989,021
                                                               --------------
Total income                                                        1,463,819
                                                               --------------

Expenses --
Investment advisory fee                                               775,516
                                                               --------------
Net investment income                                                 688,303
                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       25,102,730
Net change in unrealized appreciation
of investments                                                     15,367,438
                                                               --------------
Net gain on investments                                            40,470,168
                                                               --------------
Net increase in net assets resulting
from operations                                                $   41,158,471
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000       Year Ended
                                                                 (unaudited)    December 31, 1999
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $      688,303      $      393,588
Net realized gain on investments                                   25,102,730          30,759,442
Net change in unrealized appreciation or depreciation
of investments                                                     15,367,438          46,480,552
                                                               --------------      --------------
Net increase in net assets resulting from operations               41,158,471          77,633,582
                                                               --------------      --------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                      --            (393,588)
Net realized gain on investments                                  (26,139,698)                 --
                                                               --------------      --------------
Total distributions                                               (26,139,698)           (393,588)
                                                               --------------      --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      163,839,614         101,676,490
Reinvested dividend distributions                                  26,139,698             393,588
Cost of shares redeemed                                            (1,759,792)         (3,309,584)
                                                               --------------      --------------
Net increase in net assets from capital stock transactions        188,219,520          98,760,494
                                                               --------------      --------------
Net increase in net assets                                        203,238,293         176,000,488

NET ASSETS:
Beginning of period                                               271,670,464          95,669,976
                                                               --------------      --------------
End of period (including undistributed net investment
income of $688,303 and $0, respectively)                       $  474,908,757      $  271,670,464
                                                               ==============      ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $464,999,229)                                             $591,433,096
Cash (including foreign currency holdings
of $7,188,155)                                                      7,273,309
Receivable for investment securities sold                             943,148
Dividend and interest receivable                                      766,440
                                                                 ------------
Total assets                                                      600,415,993
                                                                 ------------

LIABILITIES:
Payable for investment securities purchased                           932,695
                                                                 ------------
NET ASSETS                                                       $599,483,298
                                                                 ============

NET ASSETS CONSIST OF:
Paid-in capital (38,056,714 shares of capital
stock outstanding)                                               $453,608,814
Undistributed net investment income                                 2,296,702
Accumulated net realized gain from sale of
investments and foreign currency transactions                      17,148,412
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                126,429,370
                                                                 ------------
NET ASSETS                                                       $599,483,298
                                                                 ============

Net asset value and public offering price per share
($599,483,298 divided by 38,056,714 shares of
capital stock outstanding)                                             $15.75
                                                                       ======






Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $636,716)             $    3,891,903
Interest income                                                       803,562
                                                               --------------
Total income                                                        4,695,465
                                                               --------------

Expenses --
Investment advisory fee                                             2,398,763
                                                               --------------
Net investment income                                               2,296,702
                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                       19,220,078
Net realized loss on foreign currency transactions                    (54,479)
                                                               --------------
Net realized gain on investments and foreign
currency transactions                                              19,165,599
                                                               --------------
Net change in unrealized appreciation of investments              (46,737,606)
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                        12,632
                                                               --------------
Net change in unrealized depreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                (46,724,974)
                                                               --------------
Net loss on investments and foreign currency                      (27,559,375)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (25,262,673)
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000        Year Ended
                                                                 (unaudited)     December 31, 1999
                                                               --------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    2,296,702       $    3,710,893
Net realized gain on investments
and foreign currency transactions                                  19,165,599           18,272,156
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                             (46,724,974)         115,182,706
                                                               --------------       --------------
Net change in net assets resulting from operations                (25,262,673)         137,165,755
                                                               --------------       --------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                      --           (1,914,960)
Net realized gain on investments                                  (14,798,386)                  --
                                                               --------------       --------------
Total distributions                                               (14,798,386)          (1,914,960)
                                                               --------------       --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       78,232,182           58,781,646
Reinvested dividend distributions                                  14,798,386            1,914,960
Cost of shares redeemed                                            (3,626,525)         (15,551,417)
                                                               --------------       --------------
Net increase in net assets from capital stock transactions         89,404,043           45,145,189
                                                               --------------       --------------
Net increase in net assets                                         49,342,984          180,395,984

NET ASSETS:
Beginning of period                                               550,140,314          369,744,330
                                                               --------------       --------------
End of period (including undistributed net
investment income of $2,296,702 and $0, respectively)          $  599,483,298       $  550,140,314
                                                               ==============       ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $4,186,579,576)                                         $5,245,598,177
Cash                                                                   62,635
Receivable for investment securities sold                          59,280,032
Dividend and interest receivable                                    1,987,773
                                                               --------------
Total assets                                                    5,306,928,617
                                                               --------------

LIABILITIES:
Open options written, at value
(premium received $121,121)                                            81,250
Payable for investment securities purchased                        66,487,004
                                                               --------------
Total liabilities                                                  66,568,254
                                                               --------------
NET ASSETS                                                     $5,240,360,363
                                                               ==============

NET ASSETS CONSIST OF:
Paid-in capital (195,197,490 shares of capital
stock outstanding)                                             $3,716,788,172
Accumulated net realized gain from sale
of investments                                                    464,513,719
Unrealized net appreciation of investments                      1,059,058,472
                                                               --------------
NET ASSETS                                                     $5,240,360,363
                                                               ==============

Net asset value and public offering price per share
($5,240,360,363 divided by 195,197,490 shares
of capital stock interest outstanding)                                 $26.85
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $   12,285,616
Interest income                                                     6,699,075
                                                               --------------
Total income                                                       18,984,691
                                                               --------------
Expenses --
Investment advisory fee                                            10,079,367
                                                               --------------
Net investment income                                               8,905,324
                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                      486,093,440
Net realized gain on closed or expired option
contracts written                                                     951,175
                                                               --------------
Net realized gain on investments                                  487,044,615
Net change in unrealized appreciation of investments             (202,581,101)
                                                               --------------
Net gain on investments                                           284,463,514
                                                               --------------
Net increase in net assets resulting
from operations                                                $  293,368,838
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000        Year Ended
                                                                 (unaudited)     December 31, 1999
                                                               --------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    8,905,324       $   17,389,444
Net realized gain on investments                                  487,044,615          824,884,835
Net change in unrealized appreciation or depreciation
of investments                                                   (202,581,101)         640,787,120
                                                               --------------       --------------
Net increase in net assets resulting from operations              293,368,838        1,483,061,399
                                                               --------------       --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                              (8,905,324)         (16,925,590)
Net realized gain on investments                                 (823,110,265)        (341,902,994)
                                                               --------------       --------------
Total distributions                                              (832,015,589)        (358,828,584)
                                                               --------------       --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      129,967,473          237,383,037
Reinvested dividend distributions                                 832,015,589          358,828,584
Cost of shares redeemed                                           (96,265,491)        (127,166,866)
                                                               --------------       --------------
Net increase in net assets from capital stock transactions        865,717,571          469,044,755
                                                               --------------       --------------
Net increase in net assets                                        327,070,820        1,593,277,570

NET ASSETS:
Beginning of period                                             4,913,289,543        3,320,011,973
                                                               --------------       --------------
End of period                                                  $5,240,360,363       $4,913,289,543
                                                               ==============       ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,724,217,330)                                         $1,452,274,864
Cash                                                                3,725,916
Receivable for investment securities sold                           4,148,948
Interest and dividends receivable                                  35,636,015
                                                               --------------
Total assets                                                    1,495,785,743
                                                               --------------

LIABILITIES:
Payable for investment securities purchased                        33,010,982
                                                               --------------
NET ASSETS                                                     $1,462,774,761
                                                               ==============

NET ASSETS CONSIST OF:
Paid-in capital (174,412,309 shares of capital
stock outstanding)                                             $1,739,014,213
Accumulated net realized loss from sale
of investments                                                     (4,296,986)
Unrealized net depreciation of investments                       (271,942,466)
                                                               --------------
NET ASSETS                                                     $1,462,774,761
                                                               ==============

Net asset value and public offering price per share
($1,462,774,761 divided by 174,412,309 shares of
capital stock outstanding)                                             $ 8.39
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   79,741,997
Dividend income                                                     7,730,875
                                                               --------------
Total income                                                       87,472,872
                                                               --------------
Expenses --
Investment advisory fee                                             2,999,533
                                                               --------------
Net investment income                                              84,473,339
                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       11,241,990
Net change in unrealized depreciation of investments             (131,788,229)
                                                               --------------
Net loss on investments                                          (120,546,239)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (36,072,900)
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000        Year Ended
                                                                 (unaudited)     December 31, 1999
                                                               --------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   84,473,339    $  158,571,046
Net realized gain (loss) on investment transactions                11,241,990        (5,593,466)
Net change in unrealized appreciation or depreciation
of investments                                                   (131,788,229)       (5,689,722)
                                                               --------------    --------------
Net change in net assets resulting from operations                (36,072,900)      147,287,858
                                                               --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (84,473,339)     (158,571,046)
                                                               --------------    --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       24,558,826        51,444,588
Reinvested dividend distributions                                  84,473,339       158,571,046
Cost of shares redeemed                                           (51,447,548)     (100,312,665)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         57,584,617       109,702,969
                                                               --------------    --------------
Net change in net assets                                          (62,961,622)       98,419,781

NET ASSETS:
Beginning of period                                             1,525,736,383     1,427,316,602
                                                               --------------    --------------
End of period                                                  $1,462,774,761    $1,525,736,383
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,178,672,732)                                         $1,159,384,489
Cash                                                                   28,315
Receivable for investment securities sold                           5,033,031
Interest and dividends receivable                                  12,004,245
                                                               --------------
Total assets                                                    1,176,450,080
                                                               --------------

LIABILITIES:
Payable for investment securities purchased                       135,671,113
Payable for variation margin on open
futures contracts                                                     103,094
                                                               --------------
Total liabilities                                                 135,774,207
                                                               --------------
NET ASSETS                                                     $1,040,675,873
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (110,522,841 shares of capital
stock outstanding)                                             $1,104,658,331
Accumulated net realized loss from sale
of investments                                                    (44,656,465)
Unrealized net depreciation of investments                        (19,325,993)
                                                               --------------
NET ASSETS                                                     $1,040,675,873
                                                               ==============

Net asset value and public offering price per share
($1,040,675,873 divided by 110,522,841 shares of
capital stock outstanding)                                             $ 9.42
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   36,774,728
Dividend income                                                       129,042
                                                               --------------
Total income                                                       36,903,770
                                                               --------------
Expenses --
Investment advisory fee                                             2,063,968
                                                               --------------
Net investment income                                              34,839,802
                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                      (16,103,989)
Net realized gain on closed or expired option
contracts written                                                     331,877
Net realized loss on closed futures contracts                        (209,462)
                                                               --------------
Net realized loss on investments                                  (15,981,574)
Net change in unrealized appreciation of investments               16,153,701
                                                               --------------
Net gain on investments                                               172,127
                                                               --------------
Net increase in net assets resulting
from operations                                                $   35,011,929
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000        Year Ended
                                                                 (unaudited)     December 31, 1999
                                                               --------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   34,839,802    $   65,995,338
Net realized loss on investment transactions                      (15,981,574)      (23,584,100)
Net change in unrealized appreciation or depreciation
of investments                                                     16,153,701       (64,784,927)
                                                               --------------    --------------
Net change in net assets resulting from operations                 35,011,929       (22,373,689)
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (34,839,802)      (65,979,140)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       10,105,616        78,018,164
Reinvested dividend distributions                                  34,839,802        65,979,140
Cost of shares redeemed                                           (70,446,234)      (63,960,526)
                                                               --------------    --------------
Net change in net assets from capital stock transactions          (25,500,816)       80,036,778
                                                               --------------    --------------
Net change in net assets                                          (25,328,689)       (8,316,051)

NET ASSETS:
Beginning of period                                             1,066,004,562     1,074,320,613
                                                               --------------    --------------
End of period                                                  $1,040,675,873    $1,066,004,562
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2000
(unaudited)

ASSETS:
Investments in securities, at amortized cost
and value                                                        $263,184,368
Cash                                                                   17,639
Interest receivable                                                 1,032,440
                                                                 ------------
Total assets                                                      264,234,447
                                                                 ------------
NET ASSETS                                                       $264,234,447
                                                                 ============

NET ASSETS CONSIST OF:
Paid-in capital (264,234,447 shares of capital
stock outstanding)                                               $264,234,447
                                                                 ============

Net asset value and public offering price per share
($264,234,447 divided by 264,234,447 shares of
capital stock outstanding)                                             $ 1.00
                                                                       ======





Statement of Operations
Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $    8,276,036
                                                               --------------
Expenses --
Investment advisory fee                                               536,430
                                                               --------------
Net investment income                                          $    7,739,606
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2000         Year Ended
                                                                 (unaudited)      December 31, 1999
                                                               --------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    7,739,606        $   11,631,462
                                                               --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                              (7,739,606)          (11,631,462)
                                                               --------------        --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       49,974,357           159,600,774
Reinvested dividend distributions                                   7,739,606            11,631,462
Cost of shares redeemed                                           (88,362,443)          (70,158,014)
                                                               --------------        --------------
Net change in net assets from capital stock transactions          (30,648,480)          101,074,222
                                                               --------------        --------------
Net change in net assets                                          (30,648,480)          101,074,222

NET ASSETS:
Beginning of period                                               294,882,927           193,808,705
                                                               --------------        --------------
End of period                                                  $  264,234,447        $  294,882,927
                                                               ==============        ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period (a)

                                        Six Months                                                  For the period from
                                           Ended                                                     January 18, 1996
                                       June 30, 2000                                                (effective date) to
OPPORTUNITY GROWTH PORTFOLIO            (unaudited)         1999           1998            1997      December 31, 1996
                                       -------------      --------       --------        --------    ------------------
Net asset value, beginning of period          $14.10        $11.06         $11.55          $11.50                $10.00
                                            --------      --------       --------        --------             ---------

Income From Investment Operations --
Net investment income                           0.01         (0.01)          0.03            0.06                  0.02
Net realized and unrealized gain (loss)
on investments (b)                              0.70          3.05          (0.37)           0.05                  1.90
                                            --------      --------       --------        --------             ---------
Total from investment operations                0.71          3.04          (0.34)           0.11                  1.92
                                            --------      --------       --------        --------             ---------

Less Distributions --
Dividends from net investment income              --            --          (0.03)          (0.06)                (0.02)
Distributions from net realized gain on
investments                                       --            --          (0.12)             --                 (0.40)
                                            --------      --------       --------        --------             ---------
Total distributions                               --            --          (0.15)          (0.06)                (0.42)
                                            --------      --------       --------        --------             ---------
Net asset value, end of period                $14.81        $14.10         $11.06          $11.55                $11.50
                                            ========      ========       ========        ========              ========
Total investment return at net asset
value (c)                                      4.99%        27.55%         (2.99%)          0.93%                19.17%
Net assets, end of period ($ millions)        $492.2        $436.9         $372.2          $391.5                $246.6
Ratio of expenses to average net assets        0.40%(d)      0.40%          0.40%           0.40%                 0.40%(d)
Ratio of net investment income to average
net assets                                     0.18%(d)     (0.09%)         0.30%           0.65%                 0.27%(d)
Portfolio turnover rate                          87%           60%           134%            147%                  155%


                                                                             For the
                                                                             period
                                                                              from
                                                                           January 30,
                                            Six Months                   1998 (effective
                                              Ended                         date) to
                                          June 30, 2000                   December 31,
MID CAP GROWTH PORTFOLIO                   (unaudited)         1999            1998
                                          -------------      --------    ---------------
Net asset value, beginning of period             $16.62        $11.13             $10.00
                                               --------      --------     --------------

Income From Investment Operations --
Net investment income                              0.03          0.02               0.04
Net realized and unrealized gain (loss)
on investments (b)                                 2.37          5.49               1.13
                                               --------      --------     --------------
Total from investment operations                   2.40          5.51               1.17
                                               --------      --------     --------------

Less Distributions --
Dividends from net investment income                 --         (0.02)             (0.04)
Distributions from net realized gain
on investments                                    (1.34)           --                 --
                                               --------      --------     --------------
Total distributions                               (1.34)        (0.02)             (0.04)
                                               --------      --------     --------------
Net asset value, end of period                   $17.68        $16.62             $11.13
                                               ========      ========     ==============
Total investment return at net asset value (c)   13.79%        49.64%             11.62%
Net assets, end of period ($ millions)           $474.9        $271.7              $95.7
Ratio of expenses to average net assets           0.40%(d)      0.40%              0.40%(d)
Ratio of net investment income to average
net assets                                        0.36%(d)      0.26%              0.64%(d)
Portfolio turnover rate                             56%          148%               125%

See accompanying notes to the Financial Highlights.






                                                                                                               For the
                                                                                                                period
                                                                                                                 from
                                                                                                              January 18,
                                              Six Months                                                   1996(effective
                                                Ended                                                          date) to
WORLD GROWTH PORTFOLIO                      June 30, 2000                                                    December 31,
                                             (unaudited)         1999           1998            1997             1996
                                            -------------      --------       --------        --------     ---------------
Net asset value, beginning of period               $16.93        $12.67         $11.12          $10.95              $10.00
                                                 --------      --------       --------        --------           ---------

Income From Investment Operations --
Net investment income                                0.06          0.11           0.12            0.10                0.08
Net realized and unrealized gain (loss)
on investments (b)                                  (0.81)         4.21           1.74            0.21                0.96
                                                 --------      --------       --------        --------           ---------
Total from investment operations                    (0.75)         4.32           1.86            0.31                1.04
                                                 --------      --------       --------        --------           ---------

Less Distributions --
Dividends from net investment income                   --         (0.06)         (0.21)          (0.13)              (0.09)
Distributions from net realized gain
on investments                                      (0.43)           --          (0.10)          (0.01)                 --
                                                 --------      --------       --------        --------           ---------
Total distributions                                 (0.43)        (0.06)         (0.31)          (0.14)              (0.09)
                                                 --------      --------       --------        --------           ---------
Net asset value, end of period                     $15.75        $16.93         $12.67          $11.12               10.95
                                                 ========      ========       ========        ========           =========
Total investment return at net asset value (c)     (4.49%)       34.13%         16.75%           2.81%              10.41%
Net assets, end of period ($ millions)             $599.5        $550.1         $369.7          $287.2              $174.1
Ratio of expenses to average net assets             0.85%(d)      0.85%          0.85%           0.85%               0.85%(d)
Ratio of net investment income to average
net assets                                          0.81%(d)      0.89%          1.04%           1.08%               1.34%(d)
Portfolio turnover rate                               23%           23%            19%             19%                  9%


                                              Six Months
                                                 Ended
                                            June 30, 2000
GROWTH PORTFOLIO                             (unaudited)         1999            1998            1997           1996        1995
                                            -------------      --------        --------        --------        -------    --------
Net asset value, beginning of period               $30.24        $23.51          $21.58          $19.32         $18.27      $13.51
                                                 --------      --------        --------        --------      ---------    --------

Income From Investment Operations --
Net investment income                                0.05          0.11            0.19            0.21           0.24        0.24
Net realized and unrealized gain (loss)
on investments (b)                                   1.66          9.14            5.28            4.97           3.43        4.76
                                                 --------      --------        --------        --------      ---------    --------
Total from investment operations                     1.71          9.25            5.47            5.18           3.67        5.00
                                                 --------      --------        --------        --------      ---------    --------

Less Distributions --
Dividends from net investment income                (0.05)        (0.11)          (0.19)          (0.21)         (0.24)      (0.24)
Distributions from net realized gain
on investments                                      (5.05)        (2.41)          (3.35)          (2.71)         (2.38)         --
                                                 --------      --------        --------        --------      ---------    --------
Total distributions                                 (5.10)        (2.52)          (3.54)          (2.92)         (2.62)      (0.24)
                                                 --------      --------        --------        --------      ---------    --------
Net asset value, end of period                     $26.85        $30.24          $23.51          $21.58         $19.32      $18.27
                                                 ========      ========        ========        ========        =======    ========

Total investment return at net asset value (c)      5.91%        43.61%          28.38%          30.18%         22.44%      37.25%
Net assets, end of period ($ millions)           $5,240.4      $4,913.3        $3,320.0        $2,426.1       $1,658.6    $1,173.1
Ratio of expenses to average net assets             0.40%(d)      0.40%           0.40%           0.40%          0.40%       0.40%
Ratio of net investment income to average
net assets                                          0.35%(d)      0.45%           0.94%           1.11%          1.41%       1.53%
Portfolio turnover rate                               55%          124%            152%            193%           223%        184%

See accompanying notes to the Financial Highlights.






                                              Six Months
                                                 Ended
                                             June 30, 2000
HIGH YIELD PORTFOLIO                          (unaudited)        1999            1998           1997          1996          1995
                                            -------------      --------        --------       --------      --------      --------
Net asset value, beginning of period                $9.09         $9.16          $10.44         $10.06         $9.94         $9.18
                                                 --------      --------        --------       --------      --------      --------

Income From Investment Operations --
Net investment income                                0.50          0.99            0.99           0.98          0.98          0.96
Net realized and unrealized gain
(loss) on investments (b)                           (0.70)        (0.07)          (1.12)          0.37          0.12          0.76
                                                 --------      --------        --------       --------      --------      --------
Total from investment operations                    (0.20)         0.92           (0.13)          1.35          1.10          1.72
                                                 --------      --------        --------       --------      --------      --------

Less Distributions --
Dividends from net investment income                (0.50)        (0.99)          (1.00)         (0.97)        (0.98)        (0.96)
Distributions from net realized gain
on investments                                         --            --           (0.15)            --            --            --
                                                 --------      --------        --------       --------      --------      --------
Total distributions                                 (0.50)        (0.99)          (1.15)         (0.97)        (0.98)        (0.96)
                                                 --------      --------        --------       --------      --------      --------
Net asset value, end of period                      $8.39         $9.09           $9.16         $10.44        $10.06         $9.94
                                                 ========      ========        ========       ========      ========      ========
Total investment return at net asset value (c)     (2.42%)       10.52%          (1.50%)        14.10%        11.55%        19.62%
Net assets, end of period ($ millions)           $1,462.8      $1,525.7        $1,427.3       $1,344.6      $1,026.7        $792.5
Ratio of expenses to average net assets             0.40%(d)      0.40%           0.40%          0.40%         0.40%         0.40%
Ratio of net investment income to average
net assets                                         11.26%(d)     10.71%          10.04%          9.58%         9.83%         9.94%
Portfolio turnover rate                               27%           59%             71%           105%          107%           67%


                                              Six Months
                                                 Ended
                                             June 30, 2000
INCOME PORTFOLIO                              (unaudited)        1999            1998           1997          1996          1995
                                            -------------      --------        --------       --------      --------      --------
Net asset value, beginning of period                $9.41        $10.21           $9.92          $9.75        $10.08         $9.04
                                                 --------      --------        --------       --------      --------      --------

Income From Investment Operations --
Net investment income                                0.31          0.59            0.61           0.65          0.63          0.65
Net realized and unrealized gain
(loss) on investments (b)                            0.01         (0.80)           0.29           0.17         (0.33)         1.04
                                                 --------      --------        --------       --------      --------      --------
Total from investment operations                     0.32         (0.21)           0.90           0.82          0.30          1.69
                                                 --------      --------        --------       --------      --------      --------

Less Distributions--
Dividends from net investment income                (0.31)        (0.59)          (0.61)         (0.65)        (0.63)        (0.65)
                                                 --------      --------        --------       --------      --------      --------
Net asset value, end of period                      $9.42         $9.41          $10.21          $9.92         $9.75        $10.08
                                                 ========      ========        ========       ========      ========      ========
Total investment return at net asset value (c)      3.43%        (2.01%)          9.37%          8.75%         3.21%        19.36%
Net assets, end of period ($ millions)           $1,040.7      $1,066.0        $1,074.3         $880.4        $801.2        $762.1
Ratio of expenses to average net assets             0.40%(d)      0.40%           0.40%          0.40%         0.40%         0.40%
Ratio of net investment income to average
net assets.                                         6.75%(d)      6.09%           6.06%          6.68%         6.54%         6.81%
Portfolio turnover rate                               67%           91%             86%           117%          150%          132%

See accompanying notes to the Financial Highlights.






                                              Six Months
                                                 Ended
                                             June 30, 2000
MONEY MARKET PORTFOLIO                        (unaudited)        1999            1998           1997          1996          1995
                                            -------------      --------        --------       --------      --------      --------
Net asset value, beginning of period                $1.00         $1.00           $1.00          $1.00         $1.00         $1.00
                                                 --------      --------        --------       --------      --------      --------
Net investment income from investment operations     0.03          0.05            0.05           0.05          0.05          0.06
Less: Dividends from net investment income          (0.03)        (0.05)          (0.05)         (0.05)        (0.05)        (0.06)
                                                 --------      --------        --------       --------      --------      --------
Net asset value, end of period                      $1.00         $1.00           $1.00          $1.00         $1.00         $1.00
                                                 ========      ========        ========       ========      ========      ========

Total return (c)                                    2.92%         4.94%           5.32%          5.43%         5.20%         5.71%
Net assets, end of period ($ millions)             $264.2        $294.9          $193.8         $121.2        $103.9         $66.1
Ratio of expenses to average net assets             0.40%(d)      0.40%           0.40%          0.40%         0.40%         0.40%
Ratio of net investment income to average
net assets                                          5.76%(d)      4.86%           5.16%          5.27%         5.07%         5.55%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Notes to Financial Statements
June 30, 2000
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and Forward Foreign
Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $892,578 from such fees for the six-month period ended June 30, 2000.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:
Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood pays Rowe Price-Fleming International an annual sub-advisory fee for the performance of sub-advisory services for the World Growth Portfolio. The fee payable is equal to 0.45% of the Portfolio's average daily net assets. The total amount paid by Lutheran Brotherhood to Rowe Price-Fleming International under the investment sub-advisory contract for the six-month period ended June 30, 2000 was $1,269,934.

Effective February 29, 2000, Lutheran Brotherhood terminated the sub-advisory contract for the Opportunity Growth Portfolio with T. Rowe Price Associates. On March 1, 2000, Lutheran Brotherhood assumed the daily management of the Portfolio. Prior to March 1, 2000, Lutheran Brotherhood paid T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the Opportunity Growth Portfolio. The fee payable was equal to 0.30% of that Portfolio's average daily net assets. The total dollar amount paid by Lutheran Brotherhood to T. Rowe Price Associates under the investment sub-advisory contract for the Opportunity Growth Portfolio during the period ended March 1, 2000 was $221,076.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six-month period ended June 30, 2000, distributions from net realized capital gains of $26,139,698, $14,798,386 and $823,110,265, were paid by the Mid Cap Growth, World Growth and Growth Portfolios, respectively. These distributions related to net capital gains realized during the year ended December 31, 1999.

(5) CAPITAL LOSS CARRYOVER

At December 31, 1999, the Opportunity Growth, High Yield, and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                 Opportunity
   Year            Growth           High Yield          Income
----------       -----------       ------------     ------------
2002                      --                 --     $  1,019,053
2004                      --                 --        3,667,020
2006             $34,700,279         $4,536,501               --
2007                      --            597,597       13,947,561
                 -----------       ------------     ------------
Total            $34,700,279         $5,134,098     $ 18,633,634
                 ===========       ============     ============

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $6,104,119, $696,840, $2,017,187,
$22,530,895, $10,404,877, and $10,041,256 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1999 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities
For the six-month period ended June 30, 2000, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short-term securities were as follows:

                                            In thousands
Portfolio                            Purchases              Sales
----------------------------      ----------------      --------------
Opportunity Growth                      $  405,374          $  375,327
Mid Cap Growth                             345,962             204,674
World Growth                               195,561             121,995
Growth                                   2,651,482           2,699,398
High Yield                                 427,230             384,513
Income                                     421,857             465,625

Purchases and sales of U.S. Government securities were:

                                            In thousands
Portfolio                            Purchases              Sales
----------------------------      ----------------      --------------
Growth                                    $  9,212            $ 13,537
Income                                     233,348             221,355

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $367,994 at June 30, 2000, which represented 0.025% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six-month period ended June 30, 2000 were as follows:



                                       Growth Portfolio                     Income Portfolio
                                 ----------------------------       ----------------------------
                                 Number of            Premium       Number of            Premium
                                 Contracts            Amount        Contracts            Amount
                                 ---------           ---------      ---------          ---------
Balance at December 31, 1999            --        $         --             --          $      --
Opened                              10,359           4,086,511            850            386,088
Closed                              (8,560)         (3,572,835)          (250)          (102,823)
Expired                               (976)           (165,005)          (450)          (221,572)
Exercised                             (573)           (227,550)          (150)           (61,693)
                                 ---------        ------------      ---------          ---------
Balance at June 30, 2000               250        $    121,121             --          $      --
                                 =========        ============      =========          =========



(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                                  Shares                 Par
Portfolio                       Authorized              Value
------------------             -----------              -----
Opportunity Growth             200,000,000              $0.01
Mid Cap Growth                 200,000,000              $0.01
World Growth                   200,000,000              $0.01
Growth                         400,000,000              $0.01
High Yield                     200,000,000              $0.01
Income                         400,000,000              $0.01
Money Market                   400,000,000              $0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:



                        Opportunity     Mid Cap      World                          High                             Money
                          Growth        Growth       Growth           Growth        Yield           Income           Market
                        -----------    ---------    ----------     -----------    -----------    ------------    ------------
Shares outstanding at
December 31, 1998        33,659,283    8,596,982    29,187,004     141,237,909    155,872,541     105,218,103     193,808,705
Shares sold               1,198,337    7,988,054     4,355,082       9,781,523      5,592,802       7,874,282     159,600,774
Shares issued on
reinvestment of dividends
and distributions                --       23,675       113,096      16,555,123     17,339,992       6,772,530      11,631,462
 Shares redeemed         (3,880,443)    (267,033)   (1,164,423)     (5,096,129)   (10,989,785)     (6,625,594)    (70,158,014)
                         ----------   ----------   -----------     -----------    -----------    ------------    ------------

Shares outstanding at
December 31, 1999        30,977,177   16,341,678    32,490,759     162,478,426    167,815,550     113,239,321     294,882,927
Shares sold               2,636,414    9,250,739     4,887,498       4,746,662      2,797,233       1,084,029      49,974,357
Shares issued on
reinvestment of dividends
and distributions                --    1,367,430       907,149      31,463,012      9,569,369       3,726,451       7,739,606
 Shares redeemed           (367,145)    (100,716)     (228,692)     (3,490,610)    (5,769,843)     (7,526,960)    (88,362,443)
                         ----------   ----------   -----------     -----------    -----------    ------------    ------------

Shares outstanding at
June 30, 2000            33,246,446   26,859,131    38,056,714     195,197,490    174,412,309     110,522,841     264,234,447
                         ==========   ==========   ===========     ===========    ===========    ============    ============



8) BANK LOANS

The Fund, along with the Lutheran Brotherhood Family of Funds, are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Portfolios may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the six-month period ended June 30, 2000.



LB SERIES FUND, INC.

Opportunity Growth Portfolio
Mid Cap Growth Portfolio
World Growth Portfolio
Growth Portfolio
High Yield Portfolio
Income Portfolio
Money Market Portfolio

Directors

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

Officers

Rolf F. Bjelland                                 Brenda J. Pederson
Chairman and President                           Vice President

Wade M. Voigt                                    Richard B. Ruckdashel
Treasurer                                        Vice President

Otis F. Hilbert                                  James R. Olson
Secretary and Vice President                     Vice President

Randall L. Boushek                               John C. Bjork
Vice President                                   Assistant Secretary

Frederick P. Johnson                             Rand E. Mattsson
Vice President                                   Assistant Treasurer

Marlene J. Nogle
Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.